                                                                    EXHIBIT 10.1

================================================================================





                                LOAN AGREEMENT


                           Dated as of July 18, 2001


                                    Between


                    W-BALTIMORE, LLC, POSADAS DE SAN JUAN
                   ASSOCIATES, W-ATLANTA, LLC, W-BOSTON, LLC
                  AND TRAVIS REAL ESTATE GROUP JOINT VENTURE
                         collectively, as Borrower



                                      and



                           LEHMAN BROTHERS BANK FSB
                                   as Lender



================================================================================

                               TABLE OF CONTENTS

                                                                                                                    Page


I.        DEFINITIONS; PRINCIPLES OF CONSTRUCTION................................................................    1
          ---------------------------------------
          Section 1.1      Definitions...........................................................................    1
                           -----------

II.       GENERAL TERMS..........................................................................................   24
          -------------

          Section 2.1      Loan Commitment; Disbursement to Maker................................................   24
                           --------------------------------------
                  2.1.1    Agreement to Lend and Borrow..........................................................   24
                           ----------------------------
                  2.1.2    Single Disbursement to Maker..........................................................   24
                           ----------------------------
                  2.1.3    The Note, Security Instruments and Loan Documents.....................................   24
                           -------------------------------------------------
                  2.1.4    Use of Proceeds.......................................................................   24
                           ---------------
          Section 2.2      Interest; Loan Payments; Late Payment Charge; Extension...............................   24
                           -------------------------------------------------------
                  2.2.1    Interest Generally....................................................................   24
                           ------------------
                  2.2.2    Interest Calculation..................................................................   25
                           --------------------
                  2.2.3    Eurodollar Rate Unascertainable; Illegality; Increased Costs..........................   25
                           ------------------------------------------------------------
                  2.2.4    Payment on Maturity Date..............................................................   27
                           ------------------------
                  2.2.5    Payments after Default................................................................   27
                           ----------------------
                  2.2.6    Late Payment Charge...................................................................   27
                           -------------------
                  2.2.7    Usury Savings.........................................................................   27
                           -------------
                  2.2.8    Taxes.................................................................................   28
                           -----
                  2.2.9    Extension.............................................................................   29
                           ---------
          Section 2.3      Prepayments...........................................................................   29
                           -----------
                  2.3.1    Voluntary Prepayments.................................................................   29
                           ---------------------
                  2.3.2    Mandatory Prepayments.................................................................   30
                           ---------------------
                  2.3.3    Prepayments After Default.............................................................   30
                           -------------------------
                  2.3.4    Making of Payments....................................................................   30
                           ------------------
          Section 2.4      Interest Rate Cap Agreement...........................................................   30
                           ---------------------------
          Section 2.5      Release of Property...................................................................   31
                           -------------------
                  2.5.1    Release of Individual Property........................................................   31
                           ------------------------------
                  2.5.2    Release on Payment in Full............................................................   32
                           --------------------------
          Section 2.6      Substitution of Properties............................................................   32
                           --------------------------
          Section 2.7      Out Parcel Releases...................................................................   39
                           -------------------

III.      CASH MANAGEMENT........................................................................................   42
          ---------------
          Section 3.1............................................................................................   42

Establishment of Accounts........................................................................................   42
-------------------------
          Section 3.2      Deposits into Lockbox Account.........................................................   42
                           -----------------------------
          Section 3.3      Account Name..........................................................................   44
                           ------------
          Section 3.4      Eligible Accounts.....................................................................   44
                           -----------------
          Section 3.5      Permitted Investments.................................................................   44
                           ---------------------
          Section 3.6      The Initial Deposits..................................................................   44
                           --------------------
          Section 3.7      Transfer To and Disbursements from the Lockbox Account................................   45
                           ------------------------------------------------------
          Section 3.8      Withdrawals From the Tax Account and the Insurance Premium Account....................   45
                           ------------------------------------------------------------------
          Section 3.9      Withdrawals from the Replacement Reserve Account......................................   46
                           ------------------------------------------------
          Section 3.10     Withdrawals from the Debt Service Account.............................................   46
                           -----------------------------------------
          Section 3.11     Withdrawals from the Ground Rent Account..............................................   46
                           ----------------------------------------
          Section 3.12     Withdrawals from the Property Account.................................................   46
                           -------------------------------------
          Section 3.13     Sole Dominion and Control.............................................................   46
                           -------------------------
          Section 3.14     Security Interest.....................................................................   46
                           -----------------
          Section 3.15     Rights on Default.....................................................................   46
                           -----------------

          Section 3.16     Financing Statement; Further Assurances...............................................   47
                           ---------------------------------------
          Section 3.17     Borrower's Obligation Not Affected....................................................   47
                           ----------------------------------
          Section 3.18     Payments Received Under this Agreement................................................   47
                           --------------------------------------

IV.       REPRESENTATIONS AND WARRANTIES.........................................................................   47
          ------------------------------
          Section 4.1      Borrower Representations..............................................................   47
                           ------------------------
                  4.1.1    Organization..........................................................................   47
                           ------------
                  4.1.2    Proceedings...........................................................................   48
                           -----------
                  4.1.3    No Conflicts..........................................................................   48
                           ------------
                  4.1.4    Litigation............................................................................   48
                           ----------
                  4.1.5    Agreements............................................................................   48
                           ----------
                  4.1.6    Solvency..............................................................................   48
                           --------
                  4.1.7    Full and Accurate Disclosure..........................................................   49
                           ----------------------------
                  4.1.8    No Plan Assets........................................................................   49
                           --------------
                  4.1.9    Compliance............................................................................   49
                           ----------
                  4.1.10   Financial Information.................................................................   50
                           ---------------------
                  4.1.11   Condemnation..........................................................................   50
                           ------------
                  4.1.12   Federal Reserve Regulations...........................................................   50
                           ---------------------------
                  4.1.13   Utilities and Public Access...........................................................   50
                           ---------------------------
                  4.1.14   Not a Foreign Person..................................................................   50
                           --------------------
                  4.1.15   Separate Lots.........................................................................   50
                           -------------
                  4.1.16   Assessments...........................................................................   51
                           -----------
                  4.1.17   Enforceability........................................................................   51
                           --------------
                  4.1.18   No Prior Assignment...................................................................   51
                           -------------------
                  4.1.19   Insurance.............................................................................   51
                           ---------
                  4.1.20   Use of Property.......................................................................   51
                           ---------------
                  4.1.21   Certificate of Occupancy; Licenses....................................................   51
                           ----------------------------------
                  4.1.22   Flood Zone............................................................................   51
                           ----------
                  4.1.23   Physical Condition....................................................................   52
                           ------------------
                  4.1.24   Boundaries............................................................................   52
                           ----------
                  4.1.25   Leases................................................................................   52
                           ------
                  4.1.26   Survey................................................................................   53
                           ------
                  4.1.27   Inventory.............................................................................   53
                           ---------
                  4.1.28   Filing and Recording Taxes............................................................   53
                           --------------------------
                  4.1.29   Insolvency Opinion....................................................................   53
                           ------------------
                  4.1.30   Management Agreement..................................................................   53
                           --------------------
                  4.1.31   Illegal Activity......................................................................   53
                           ----------------
                  4.1.32   No Change in Facts or Circumstances; Disclosure.......................................   53
                           -----------------------------------------------
                  4.1.33   Investment Company Act................................................................   54
                           ----------------------
                  4.1.34   Principal Place of Business...........................................................   54
                           ---------------------------
                  4.1.35   Single Purpose Entity.................................................................   54
                           ---------------------
                  4.1.36   Business Purposes.....................................................................   58
                           -----------------
                  4.1.37   Taxes.................................................................................   59
                           -----
                  4.1.38   Forfeiture............................................................................   59
                           ----------
                  4.1.39   Environmental Representations and Warranties..........................................   59
                           --------------------------------------------
                  4.1.40   Management Agreement..................................................................   59
                           --------------------
                  4.1.41   Intentionally Omitted.................................................................   59
                           ---------------------
                  4.1.42   Ground Lease Representations..........................................................   59
                           ----------------------------
          Section 4.2      Survival of Representations...........................................................   60
                           ---------------------------

V.        BORROWER COVENANTS.....................................................................................   60
          ------------------
          Section 5.1      Affirmative Covenants.................................................................   60
                           ---------------------
                  5.1.1    Existence; Compliance with Legal Requirements.........................................   60
                           ---------------------------------------------

                  5.1.2    Taxes and Other Charges..............................................................    61
                           -----------------------
                  5.1.3    Litigation...........................................................................    62
                           ----------
                  5.1.4    Access to Properties.................................................................    62
                           --------------------
                  5.1.5    Notice of Default....................................................................    62
                           -----------------
                  5.1.6    Cooperate in Legal Proceedings.......................................................    62
                           ------------------------------
                  5.1.7    Award and Insurance Benefits.........................................................    62
                           ----------------------------
                  5.1.8    Further Assurances...................................................................    62
                           ------------------
                  5.1.9    Mortgage and Intangible Taxes........................................................    63
                           -----------------------------
                  5.1.10   Financial Reporting..................................................................    63
                           -------------------
                  5.1.11   Business and Operations..............................................................    67
                           -----------------------
                  5.1.12   Costs of Enforcement.................................................................    67
                           --------------------
                  5.1.13   Estoppel Statement...................................................................    67
                           ------------------
                  5.1.14   Loan Proceeds........................................................................    68
                           -------------
                  5.1.15   Performance by Borrower..............................................................    68
                           ----------------------
                  5.1.16   Confirmation of Representations......................................................    68
                           -------------------------------
                  5.1.17   Leasing Matters......................................................................    68
                           ---------------
                  5.1.18   Management Agreement.................................................................    69
                           --------------------
                  5.1.19   Environmental Covenants..............................................................    71
                           -----------------------
                  5.1.20   Alterations..........................................................................    72
                           -----------
                  5.1.21   Intentionally Omitted................................................................    73
                           ---------------------
                  5.1.22   The Ground Lease.....................................................................    73
                           ----------------
          Section 5.2      Negative Covenants...................................................................    74
                           ------------------
                  5.2.1    Liens................................................................................    74
                           -----
                  5.2.2    Dissolution..........................................................................    74
                           -----------
                  5.2.3    Change In Business...................................................................    74
                           ------------------
                  5.2.4    Debt Cancellation....................................................................    74
                           -----------------
                  5.2.5    Zoning...............................................................................    74
                           ------
                  5.2.6    No Joint Assessment..................................................................    75
                           -------------------
                  5.2.7    Principal Place of Business..........................................................    75
                           ---------------------------
                  5.2.8    ERISA................................................................................    75
                           -----
                  5.2.9    Affiliate Transactions...............................................................    75
                           ----------------------
                  5.2.10   Assets...............................................................................    75
                           ------
                  5.2.11   Debt.................................................................................    76
                           ----
                  5.2.12   Transfers............................................................................    76
                           ---------

VI.       INSURANCE; CASUALTY; CONDEMNATION; REQUIRED REPAIRS...................................................    79
          ---------------------------------------------------

          Section 6.1      Insurance............................................................................    79
                           ---------
          Section 6.2      Casualty.............................................................................    83
                           --------
          Section 6.3      Condemnation.........................................................................    83
                           ------------
          Section 6.4      Restoration..........................................................................    84
                           -----------


VII.      RESERVE FUNDS.........................................................................................    90
          -------------

          Section 7.1      Required Repair Funds................................................................    90
                           ---------------------
                  7.1.1    Deposits.............................................................................    90
                           --------
                  7.1.2    Release of Required Repair Funds.....................................................    90
                           --------------------------------
          Section 7.2      Tax and Insurance Escrow Fun.........................................................    91
                           -----------------------------
          Section 7.3      Replacements and Replacement Reserve.................................................    92
                           ------------------------------------
                  7.3.1    Replacement Reserve Fun..............................................................    92
                           ------------------------
                  7.3.2    Disbursements from Replacement Reserve Account.......................................    92
                           ----------------------------------------------
                  7.3.3    Performance of Replacements..........................................................    94
                           ---------------------------
                  7.3.4    Failure to Make Replacements.........................................................    96
                           ----------------------------
                  7.3.5    Balance in the Replacement Reserve Account...........................................    96
                           ------------------------------------------


          Section 7.4      Intentionally Omitted.................................................................   97
                           ---------------------
          Section 7.5      Intentionally Omitted.................................................................   97
                           ---------------------
          Section 7.6      Ground Lease Escrow Fund..............................................................   97
                           ------------------------
          Section 7.7      Reserve Funds, Generally..............................................................   97
                           ------------------------

VIII.     DEFAULTS...............................................................................................   98
          --------
          Section 8.1      Event of Default......................................................................   98
                           ----------------
          Section 8.2      Remedies..............................................................................  102
                           --------
          Section 8.3      Remedies Cumulative; Waivers..........................................................  102
                           ----------------------------

IX.       SPECIAL PROVISIONS.....................................................................................  103
          ------------------
          Section 9.1      Sale of Notes and Securitization......................................................  103
                           --------------------------------
          Section 9.2      Securitization Indemnification........................................................  105
                           ------------------------------
          Section 9.3      Servicer..............................................................................  108
                           --------
          Section 9.4      Exculpation...........................................................................  108
                           -----------
          Section 9.5      Contributions and Waivers.............................................................  110
                           -------------------------
          Section 9.6      Intentionally Omitted.................................................................  114
                           ---------------------

X.        MISCELLANEOUS..........................................................................................  114
          -------------
          Section 10.1     Survival..............................................................................  114
                           --------
          Section 10.2     Lender's Discretion...................................................................  114
                           -------------------
          Section 10.3     Governing Law.........................................................................  114
                           -------------
          Section 10.4     Modification, Waiver in Writing.......................................................  115
                           -------------------------------
          Section 10.5     Delay Not a Waiver....................................................................  115
                           -----------------
          Section 10.6     Notices...............................................................................  115
                           -------
          Section 10.7     Trial by Jury.........................................................................  116
                           -------------
          Section 10.8     Headings..............................................................................  117
                           --------
          Section 10.9     Severability..........................................................................  117
                           ------------
          Section 10.10    Preferences...........................................................................  117
                           -----------
          Section 10.11    Waiver of Notice......................................................................  117
                           ----------------
          Section 10.12    Remedies of Borrower..................................................................  117
                           --------------------
          Section 10.13    Expenses; Indemnity...................................................................  117
                           -------------------
          Section 10.14    Schedules and Exhibits Incorporated...................................................  119
                           -----------------------------------
          Section 10.15    Offsets, Counterclaims and Defenses...................................................  119
                           -----------------------------------
          Section 10.16    No Joint Venture or Partnership; No Third Party Beneficiaries.........................  119
                           -------------------------------------------------------------
          Section 10.17    Publicity.............................................................................  119
                           ---------
          Section 10.18    Cross-Default; Cross-Collateralization; Waiver of Marshalling of Assets...............  120
                           ------------------------------------------------------------------------
          Section 10.19    Waiver of Counterclaim................................................................  120
                           ----------------------
          Section 10.20    Conflict; Construction of Documents; Reliance.........................................  120
                           ---------------------------------------------
          Section 10.21    Brokers and Financial Advisors........................................................  121
                           ------------------------------
          Section 10.22    Prior Agreements......................................................................  121
                           ----------------
          Section 10.23    Borrower/Maker........................................................................  121
                           --------------

Schedule and Exhibits
---------------------

SCHEDULE I        Properties - Allocated Loan Amounts
SCHEDULE II       Rent Roll
SCHEDULE III      Required Repairs - Deadlines For Completion
SCHEDULE IV       Organizational Chart of Borrower
SCHEDULE V        Intentionally Omitted SCHEDULE VI Permitted FF&E Financing

SCHEDULE VII      Monthly Scheduled Amortization Payments
SCHEDULE VIII     Litigation Schedule
SCHEDULE IX       Borrower Default
SCHEDULE X        Condemnations
SCHEDULE XI       Special Assessments
SCHEDULE XII      Lease Defaults
SCHEDULE XIII     Required Lease Work
SCHEDULE XIV      Lease Assignments
SCHEDULE XV       Public Access
SCHEDULE XVI      Insurance Claims
SCHEDULE XVII     Addresses
SCHEDULE XVIII    Taxes


EXHIBIT A         Property Account Agreement
EXHIBIT B         Intentionally Omitted
EXHIBIT C         Tenant Notice Letter
EXHIBIT D         Credit Card Notice Letter
EXHIBIT E         Assignment of Interest Rate Cap Agreement
EXHIBIT F         Out-Parcel Descriptions
EXHIBIT G         Series B Convertible Preferred Stock Holders
EXHIBIT H         Approved San Juan Parking Lease

                                LOAN AGREEMENT
                                --------------


         THIS LOAN AGREEMENT, dated as of July 18, 2001 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Agreement"), between LEHMAN BROTHERS BANK FSB, having an address at 921 North Orange Street, Wilmington, Delaware 19801 ("Lender") and W-BALTIMORE, LLC, a Delaware limited liability company, POSADAS DE SAN JUAN ASSOCIATES, a New York general partnership, W-ATLANTA, LLC, a Delaware limited liability company and W-BOSTON, LLC, a Delaware limited liability company, each having an address at c/o Wyndham International, Inc., 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207 (individually and collectively, as applicable, the "Maker") and TRAVIS REAL ESTATE GROUP JOINT VENTURE, a Texas general partnership having an address at c/o Wyndham International, Inc., 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207 (the "Maryland Guarantor") (Maker and the Maryland Guarantor shall collectively be referred to herein as "Borrower").

                             W I T N E S S E T H:
                             -------------------

         WHEREAS, Maker desires to obtain the Loan (as hereinafter defined) from Lender; and

         WHEREAS, Lender is willing to make the Loan to Maker, subject to and in accordance with the terms of this Agreement and the other Loan Documents (as hereinafter defined).

         NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

         I.      DEFINITIONS; PRINCIPLES OF CONSTRUCTION
                 ---------------------------------------

         Section 1.1     Definitions. For all purposes of this Agreement, except
                         -----------
as otherwise expressly required or unless the context clearly indicates a contrary intent:

         "Acceptable Counterparty" means any Counterparty to the Interest Rate Cap Agreement that has and shall maintain, until the expiration of the applicable Interest Rate Cap Agreement, a long-term unsecured debt rating of not less than "AA" (or the equivalent) by the Rating Agencies.

         "Account Collateral" shall mean: (i) the Accounts, and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in the Accounts from time to time; (ii) any and all amounts invested in Permitted Investments; (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and (iv) to the extent not covered by clauses (i) - (iii) above, all "proceeds" (as defined under the UCC as in effect in the State in which the Accounts are located) of any or all of the foregoing.

         "Accounts" shall mean, collectively, the Property Account, the Tax Account, the Insurance Premium Account, the Required Repair Account, the Replacement Reserve Account, the Ground Rent Account, the Debt Service Account, and the Lockbox Account.

         "Accounts Receivable" shall have the meaning set forth in Article I of the Security Instruments with respect to each Individual Property.

         "Acquired Property" shall have the meaning set forth in Section 5.1.10(h)(i).

         "Acquired Property Statements" shall have the meaning set forth in
Section 5.1.10(h)(i).

         "Additional Insolvency Opinion" shall have the meaning set forth in
Section 4.1.29.

         "Adjusted Prime Rate" shall mean an interest rate per annum equal to the Prime Rate in effect from time to time plus 1% per annum.

         "Affiliate" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or executive officer of such Person or of an Affiliate of such Person.

         "Affiliated Loans" shall mean a loan made by Lender to an Affiliate of Borrower or any Guarantor.

         "Affiliated Manager" shall mean any managing agent which is an Affiliate of, or in which Borrower, Principal, or any Guarantor (or its successor) or any transferee permitted pursuant to the terms of Section 5.2.12 hereof has, directly or indirectly, any legal, beneficial or economic interest.

         "Allocated Loan Amount" shall mean, for an Individual Property, the amount set forth on Schedule I hereto.

         "ALTA" shall mean American Land Title Association, or any successor thereto.

         "Annual Budget" shall mean the operating budget, including all planned capital expenditures, for each Individual Property prepared by Borrower for the applicable Fiscal Year or other period that may be specified herein.

         "Applicable Interest Rate" shall mean (A) from and including the date of this Agreement through the first Payment Date, an interest rate per annum equal to 5.64%; and (B) from and including the first Payment Date and for each successive Interest Period through and including the date on which the Debt is paid in full, an interest rate per annum equal to (I) the Eurodollar Rate or
(II) the Adjusted Prime Rate, if the Loan begins bearing interest at the Adjusted Prime Rate in accordance with the provisions of Section 2.2.3 hereof.

         "Applicable Laws" shall mean all existing and future federal, state, Commonwealth of Puerto Rico and local laws, orders, ordinances, governmental rules and regulations and court orders.

         "Appraisal" shall mean an appraisal prepared in accordance with the requirements of FIRREA, prepared by an independent third party appraiser holding an MAI designation, who is State licensed or State certified if required under the laws of the State where the applicable Individual Property is located, who meets the requirements of FIRREA and who is otherwise satisfactory to Lender.

         "Approved San Juan Parking Lease" shall mean that certain Lease with respect to a portion of the San Juan Property, which Lease shall be substantially in the form attached hereto as Exhibit H.

         "Assignment of Interest Rate Cap" shall mean that certain Collateral Assignment of Interest Rate Cap Agreement made by Maker when required by this Agreement in favor of Lender as security for the Loan, consented to by the Counterparty, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Assignment of Leases" shall mean, with respect to each Individual Property, that certain first priority Assignment of Leases and Rents, dated as of the date hereof, from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's interest in and to the Leases and Rents of such Individual Property as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Assignment of Management Agreement" shall mean, with respect to each Individual Property, that certain Conditional Assignment of Management Agreement dated the date hereof among Lender, Borrower and Manager (and with respect to the San Juan Property only, among Lender, Borrower, Manager and sub-manager), as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Award" shall mean any compensation paid by any Governmental Authority to (or on behalf of) Borrower in connection with a Condemnation in respect of all or any part of any Individual Property.

         "Bankruptcy Code" shall mean 11 U.S.C. (S) 101 et seq., and the rules and regulations adopted and promulgated pursuant thereto, as the same may be amended from time to time.

         "Basic Carrying Costs" shall mean, with respect to each Individual Property, the sum of the following costs associated with such Individual Property for the relevant Fiscal Year or payment period: (i) Taxes and (ii) Insurance Premiums and (iii) Ground Rent.

         "Borrower" shall have the meaning set forth in the introductory paragraph hereto, together with its successors and assigns.

         "Boston Property" shall mean the Property known as the Wyndham Boston located in Boston, Massachusetts.

         "Breakage Costs" shall have the meaning given to it in Section 2.2.3(d) hereof.

         "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York, New York are not open for business.

         "Business Party" shall have the meaning set forth in Section
4.1.35(aa).

         "Capital Expenditures" shall mean, for any period, the amount expended for items capitalized under GAAP and the Uniform System of Accounts (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements and the acquisition of furniture, fixtures and equipment).

         "Casualty" shall have the meaning specified in Section 6.2 hereof.

         "Casualty Consultant" shall have the meaning set forth in Section 6.4(b)(iii) hereof.

         "Casualty Retainage" shall have the meaning set forth in Section 6.4(b)(iv) hereof.

         "Change of Control" shall mean (A) the acquisition, including through mergers, consolidation or otherwise, by any Person or Group (excluding the Excluded Group) of direct or indirect beneficial ownership as defined in Rule 13 d-3 under the Exchange Act of more than 50% of (i) the outstanding shares of common stock of Wyndham or (ii) the total voting power of all classes of capital stock of Wyndham entitled to vote generally in the election of directors, unless such Person or Group owned at least 50% of the interests described in clause (i) or (ii) above in Wyndham prior to such merger or consolidation; or (B) the election by any Person or Group (other than the Excluded Group) of a sufficient number of its or their nominees to the Board of Directors of Wyndham such that such nominees, when added to any existing directors remaining on such Board of Directors after such election who are affiliates or associates of such Person or Group, shall constitute a majority of such Board of Directors.

         "Closing Date" shall mean the date of the funding of the Loan.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and all applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         "Collateral" shall mean the Properties, the Accounts, the Reserve Funds, the Guaranty, the Personal Property, Rents, the Accounts Receivable, the Account Collateral, the Maryland Guaranty and all other real or personal property (including any mortgage notes) of Borrower or any Guarantor that is at any time pledged, mortgaged or otherwise given as security to Lender for the payment of the Debt under the Security Instruments, this Agreement or any other Loan Document.

         "Completion Date" shall mean the date that is no later than twelve (12) months prior to the Maturity Date.

         "Condemnation" shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of any Individual Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting such Individual Property or any part thereof.

         "Contract Rate" shall mean, at the time of any calculation, an interest rate constant per annum equal to ten and one-quarter percent (10.25%).

         "Counterparty" shall mean the Person which is the issuer of the Interest Rate Cap Agreement.

         "Debt" shall mean the outstanding principal amount set forth in, and evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan under the Note, this Agreement, the Security Instruments or any other Loan Document.

         "Debt Service" shall mean, with respect to any particular period of time, interest payments and all Monthly Scheduled Amortization Payments due under the Note for such period.

         "Debt Service Account" shall have the meaning set forth in Section 3.1(b).

         "Debt Service Coverage Ratio" shall mean a ratio in which:

         (a) the numerator is the Net Operating Income (excluding interest on credit accounts) for the 12 full calendar month period preceding the date of calculation as set forth in the statements required hereunder, without deduction for (i) actual management fees incurred in connection with the operation of the Properties, or (ii) amounts paid to the Reserve Funds, less (A) management fees equal to the greater of (1) assumed management fees of four percent (4%) of Gross Income from Operations or (2) the actual management fees incurred, (B) assumed Replacement Reserve Fund contributions equal to the FF&E Factor or (C) other Reserve Funds; and

         (b) the denominator is the aggregate amount of Debt Service which would be due and payable for such 12 full calendar month period, calculated at an interest rate constant (said constant includes both interest and amortization) equal to the Contract Rate.

         "Default" shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

         "Default Rate" shall mean, with respect to the Loan, a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) five percent (5%) above the Applicable Interest Rate.

         "Disclosure Document" shall have the meaning set forth in Section 5.1.10(h) hereof.

         "Eligible Account" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or State chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or State chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a State chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. ss.9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and State authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

         "Eligible Institution" shall mean a depository institution or trust company, (a) the short term unsecured debt obligations or commercial paper of which are rated at least A-1+ by S&P, P-1 by Moody's Investors Service, Inc.

("Moody's") and F-1+ by Fitch Inc. ("Fitch") in the case of accounts in which funds are held for 30 days or less, or (b) the long term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P and "Aa2" by Moody's in the case of accounts in which funds are held for more than 30 days.

         "Emergency Repairs" shall have the meaning set forth in Section 6.4(d).

         "Environmental Indemnity" shall mean that certain Environmental Indemnity Agreement executed by Borrower and Indemnitor in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Environmental Law" shall mean any present and future federal, State and local laws, statutes, ordinances, rules, regulations, standards, policies and other governmental directives or requirements, as well as common law, that apply to Borrower or any Individual Property and relate to Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act.

         "Environmental Liens" shall have the meaning set forth in Section
5.1.19 hereof.

         "Environmental Reports" shall have the meaning set forth in 4.1.39.

         "Equipment" shall have the meaning set forth in Section 5.2.12(f).

         "Excluded Group" shall mean those holders of Series B Convertible Preferred Stock of Wyndham listed on Exhibit G hereto and their Affiliates.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

         "Eurodollar Rate" shall mean, with respect to any Interest Period, an interest rate per annum equal to LIBOR plus 1.80% per annum.

         "Event of Default" shall have the meaning set forth in Section 8.1(a) hereof.

         "Exchange Act" shall have the meaning set forth in Section
9.2(a) hereof.

         "Exchange Act Filing" shall have the meaning set forth in Section 5.1.10(k).

         "Extension Fee" shall mean (i) with respect to the first Extension Term only, $0.00 and (ii) with respect to the second and third Extension Terms, an amount equal to one-quarter of one percent (0.25%) of the then outstanding principal amount of the Loan.

         "Extension Notice" shall have the meaning set forth in Section 2.2.9.

         "Extension Term" shall have the meaning set forth in Section 2.2.9.

         "FF&E Factor" shall mean, for each Individual Property, the sum of (i) four percent (4%) of Gross Income From Operations for the immediately preceding twelve month period (excluding Gross Income From Operations attributable to any income revenue generated by any casino) and (ii) one percent (1%) of Gross Income From Operations attributable to any revenue generated by any casino for the immediately preceding twelve month period.

         "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as the same may be amended from time to time.

         "Fiscal Year" shall mean each twelve (12) month period commencing on January 1 and ending on December 31 during the term of the Loan.

         "Force Majeure" shall mean the failure of Borrower to perform any obligation hereunder by reason of any act of God, enemy or hostile government action, civil commotion, insurrection, sabotage, strikes or lockouts or any other reason solely due to cause or causes beyond the control of Borrower or any Affiliate of Borrower.

         "Foreign Taxes" shall mean any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority excluding, in the case of Lender or any successor and/or assign of Lender, net income and franchise taxes imposed on such entity.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

         "Governmental Authority" shall mean any court, board, agency, commission, office or other authority of any nature whatsoever for any governmental unit (federal, State, Commonwealth of Puerto Rico, county, district, municipal, city or otherwise) whether now or hereafter in existence.

         "Gross Income from Operations" shall mean all income, computed in accordance with GAAP and the Uniform System of Accounts, derived by Borrower from the ownership and operation of the Properties from whatever source, including, but not limited to, Rents, Accounts Receivable utility charges, escalations, forfeited security deposits, interest on credit accounts, service fees or charges, license fees, parking fees, rent concessions or credits, other required pass-throughs, amounts relating to the operation of any casino (net-wins), and interest on Reserve Funds, but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any Governmental Authority, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, Insurance Proceeds (other than business interruption or other loss of income insurance), Awards, rents revenues and receipts of tenants and concessionaires located at the Properties, unforfeited security deposits, utility and other similar deposits and any disbursements to Borrower from the Reserve Funds.

         "Ground Lease" shall mean any ground lease which creates Borrower's leasehold estate in an Individual Property or Substitute Property, as applicable.

         "Ground Lease Escrow Fund" shall have the meaning set forth in Section
7.6 hereof.

         "Ground Rent" shall have the meaning set forth in Section 7.6 hereof.

         "Ground Rent Account" shall have the meaning set forth in Section 3.1(b)(vi) hereof.

         "Group" shall mean any Person or Persons acting together which would constitute a "group" for purposes of Section 13 (d) of the Exchange Act, together with all affiliates and associates (as defined in Rule 12 b-2 under the Exchange Act) thereof.

         "Guarantor" shall mean Wyndham International, Inc.

         "Guaranty" shall mean that certain guaranty of recourse obligations, dated as of the date hereof, from Guarantor to Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Hazardous Materials" shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on an Individual Property is prohibited by any federal, State or local authority; any substance that requires special handling; and any other material or substance now or in the future defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," "pollutant" or other words of similar import within the meaning of any Environmental Law.

         "Improvements" shall have the meaning set forth in Article I of the related Security Instrument with respect to each Individual Property.

         "Indebtedness" of a Person, at a particular date, means the sum (without duplication) at such date of (a) all indebtedness or liability of such Person for borrowed money; (b) obligations evidenced by bonds, debentures, notes, or other similar instruments; (c) obligations for the deferred purchase price of property or services (including trade obligations); (d) obligations under letters of credit; (e) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds, to invest in any Person or entity, or otherwise to assure a creditor against loss; and (f) obligations secured by any Liens, whether or not the obligations have been assumed.

         "Indemnified Parties" shall mean Lender, any Person or entity who is or will have been involved in the origination of the Loan, any Person or entity who is or will have been involved in the servicing of the Loan, any Person or entity in whose name the encumbrance created by the Security Instruments is or will have been recorded, Persons and entities who may hold or acquire or will have held a full or partial interest in the Loan, the holders of any Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business), provided, however, that any indemnification provided for in any of the Loan Documents shall not, directly or indirectly, extend to the benefit of or be transferred to any transferee or assignee of any Indemnified Party (other than to the successor or assigns of an Indemnified Party succeeding to such Indemnified Party's direct or indirect interest in the Loan) or to any purchaser or future owner of any portion of any Individual Property, unless such purchaser or owner was previously an Indemnified Party.

         "Indemnitor" shall mean Wyndham International, Inc.

         "Indemnity Deed of Trust" shall mean that certain first priority Indemnity Deed of Trust and Security Agreement executed and delivered by the Maryland Guarantor as security for the Maryland Guaranty and encumbering the Maryland Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Independent Director" shall have the meaning set forth in Section 4.1.35(aa).

         "Individual Property" shall mean each parcel of real property, the Improvements thereon and all personal property owned by Borrower and encumbered by a Security Instrument, together with all of Borrower's rights pertaining to such property and Improvements, as more particularly described in Article I of each Security Instrument and referred to therein as the "Property", including any Release Property prior to its release or Substitute Property upon substitution.

         "Insolvency Opinion" shall mean that certain non-consolidation opinion letter dated the date hereof delivered by Akin, Gump, Strauss, Hauer & Feld, L.L.P. in connection with the Loan.

         "Institutional Lender" shall mean any insurance company, bank, trust company, savings and loan association, savings bank, bulge bracket investment bank or similar financial institution.

         "Insurance Premium Account" shall have the meaning set forth in Section 3.1(b).

         "Insurance Premiums" shall have the meaning set forth in
Section 6.1(b) hereof.

         "Insurance Proceeds" shall have the meaning set forth in Section 6.4(b) hereof.

         "Interest Period" means, in connection with the calculation of interest accrued with respect to any specified Payment Date, the period from and including the tenth (10th) day of the prior calendar month to and including the ninth (9th) day of the calendar month in which the applicable Payment Date occurs; provided, however, that with respect to the Payment Date occurring in August, 2001, the Interest Period shall be the period commencing on the Closing Date to and including August 9, 2001.

         "Interest Rate Cap Agreement" shall mean an Interest Rate Cap Agreement (together with the confirmation and schedules relating thereto), between the Counterparty and Borrower obtained by Borrower as and when required pursuant to
Section 2.4 hereof. The Interest Rate Cap Agreement shall be written on the then current standard ISDA documentation, and shall provide for interest periods and calculations consistent with the payment terms of this Agreement. After delivery of a Replacement Interest Rate Cap Agreement to Lender, the term "Interest Rate Cap Agreement" shall be deemed to mean such Replacement Interest Rate Cap Agreement.

         "Interest Rate Cap Event" shall mean the earlier to occur of (i) the date on which LIBOR is equal to 7.25% or (ii) notice from Lender that a Securitization is expected to occur within the next ten (10) days.

         "Interest Shortfall" shall have the meaning set forth in Section 2.3.1(b).

         "Investor"shall have the meaning set forth in Section 5.1.10(o).

         "Leases" shall have the meaning set forth in Article I of the Security Instrument with respect to each Individual Property.

         "Legal Requirements" shall mean, with respect to each Individual Property, all federal, State, Commonwealth of Puerto Rico, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting such Individual Property or any part thereof, or the zoning, construction, use, alteration, occupancy or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all material covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting such Individual Property or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.

         "Lehman" shall have the meaning set forth in Section 9.2(b) hereof.

         "Lehman Group" shall have the meaning set forth in Section 9.2(b) hereof.

         "Lender" shall have the meaning set forth in the introductory paragraph hereto, together with its successors and assigns.

         "Letter of Credit" shall mean a transferable, clean, irrevocable, unconditional, standby letter of credit in form, substance and amount reasonably satisfactory to Lender in its reasonable discretion, issued or confirmed by a commercial bank with a long term debt obligation rating of AA or better (or a comparable long term debt obligation rating) as determined by the Rating Agencies and otherwise satisfactory to Lender in its reasonable discretion (the "Issuing Bank"). The Letter of Credit shall be payable upon presentation of a sight draft only to the order of Lender or, upon the transfer of the Loan, to another party, as the case may be, at a New York City bank; provided, however, Borrower may provide Lender with a replacement Letter of Credit meeting all of the requirements hereof in lieu of

Lender transferring the existing Letter of Credit then held by Lender. The Letter of Credit shall have an initial expiration date of not less than one (1) year and shall be automatically renewed for successive twelve (12) month periods for the term of the Loan and shall provide for multiple draws. The Letter of Credit shall be transferable by Lender and its successors and assigns at a New York City bank.

         "Liabilities" shall have the meaning set forth in Section 9.2(b) hereof.

         "LIBOR" shall mean, with respect to each Interest Period, the rate per annum equal to the quotient of (a) the rate reported on the date two (2) Working Days prior to the beginning of such Interest Period as of 11:00 a.m., London, England time, on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) as the London Interbank Offered Rate for U.S. Dollar deposits having a term equal to the applicable Interest Period and in an amount comparable to the principal amount of the Loan to be outstanding during such Interest Period (or, if said Telerate Access Service Page shall cease to be publicly available, as reported by the Reuters Screen LIBOR Page, and if said Reuters Screen Page shall cease to be publicly available, then as reported by any publicly available source of similar market data selected by Lender in Lender's reasonable discretion, exercised in good faith, that accurately reflects such London Interbank Offered Rate) divided by (b) a number equal to
1.00 minus the aggregate (without duplication) of the rates (expressed as a decimal) of reserve requirements applicable to Lender on the date two (2) Working Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of any Governmental Authority as now and from time to time hereafter in effect, dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board of Governors of the Federal Reserve System) maintained by a member bank of such system.

         "Licenses" shall have the meaning set forth in Section 4.1.21 hereof.

         "Lien" shall mean, with respect to each Individual Property, any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting Borrower, the related Individual Property, any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

         "Loan" shall mean the loan made by Lender to Maker pursuant to this Agreement.

         "Loan Documents" shall mean, collectively, this Agreement, the Note, the Security Instruments, the Assignments of Leases, the Environmental Indemnity, the Pledge Agreement, the Assignment of Management Agreement, the Guaranty, the Maryland Guaranty, the Indemnity Deed of Trust and all other documents executed and/or delivered in connection with the Loan.

         "Lockbox Account" shall have the meaning set forth in Section 3.1(b) hereof.

         "Lockbox Bank"shall mean any Eligible Institution selected by Lender.

         "Lockout Period" shall mean the period commencing on the date hereof and ending on August 10, 2002.

         "Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, direct actual damages or losses, costs, expenses, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement of whatever kind or nature (including, but not limited to, reasonable attorneys' fees and other costs of defense).

         "Management Agreement" shall mean, with respect to any Individual Property, the management agreement entered into by and between Borrower and Manager, pursuant to which the Manager is to provide management and other services with respect to such Individual Property (including, with respect to the San Juan Property only, the service agreement between Manager and Wyndham Management Corporation), or, if the context requires, the Replacement Management Agreement executed in accordance with the terms and provisions of this Agreement.

         "Manager" shall mean Wyndham Management Corporation (and with respect to the San Juan Property only, Wyndham Management Corporation and Williams Hospitality Group Inc.), or, if the context requires, a Qualified Manager who is managing the Properties in accordance with the terms and provisions of this Agreement.

         "Maryland Guarantor" shall mean Travis Real Estate Group Joint Venture, a Texas general partnership.

         "Maryland Guaranty" shall mean that certain Guaranty dated as of the date hereof given by the Maryland Guarantor to Lender as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Maryland Property" shall mean the Individual Property located in Baltimore City, Maryland.

         "Material Lease" shall mean any Lease (a) demising in excess of 2,500 square feet or (b) for parking operations/facilities.

         "Maturity Date" shall mean August 10, 2003 or, if the Maturity Date has been extended pursuant to Section 2.2.9 hereof, the last day of the applicable Extension Term, or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

         "Maximum Legal Rate" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents, under the laws of such Commonwealth, State or States whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

         "Monthly Debt Service Payment Amount" shall mean the amount of interest and the Monthly Scheduled Amortization Payment due and payable on each Payment Date pursuant to the Note and Section 2 hereof.

         "Monthly Ground Rent Deposit" shall have the meaning set forth in
Section 7.6 hereof.

         "Monthly Insurance Premium Deposit" shall have the meaning set forth in
Section 7.2 hereof.

         "Monthly Scheduled Amortization Payments" shall mean the amount of principal set forth on Schedule VII hereto to be paid on each Payment Date.

         "Monthly Tax Deposit" shall have the meaning set forth in Section 7.2 hereof.

         "Net Cash Flow" for any period shall mean the amount obtained by subtracting Operating Expenses and Capital Expenditures for such period from Gross Income from Operations for such period.

         "Net Cash Flow Schedule" shall have the meaning set forth in Section 5.1.10(b) hereof.

         "Net Operating Income" means the amount obtained by subtracting Operating Expenses from Gross Income from Operations.

         "Net Proceeds" shall have the meaning set forth in Section 6.4(b) hereof.

         "Net Proceeds Deficiency" shall have the meaning set forth in Section 6.4(b)(vi) hereof.

         "Note" shall mean that certain promissory note of even date herewith in the principal amount of ONE HUNDRED EIGHTY MILLION AND 00/100 DOLLARS ($180,000,000.00) made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented, severed, split, or otherwise modified from time to time.

         "Obligations" shall have the meaning set forth in Section 9.5(a) hereof.

         "Offering Document Date" shall have the meaning set forth in Section 5.1.10(h)(iv).

         "Offering Materials" shall have the meaning set forth in Section
9.2(b).

         "Officers' Certificate" shall mean a certificate delivered to Lender by Borrower which is signed by an authorized senior officer of Principal.

         "Operating Expenses" shall mean the total of all expenditures, computed in accordance with GAAP and the Uniform System of Accounts, of whatever kind relating to the operation, maintenance and management of the Properties that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance premiums, license fees, property taxes and assessments, advertising expenses, management fees, franchise fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments (including any Ground Rents payable under any Ground Lease) as permitted hereunder, and other similar costs, but excluding depreciation, amortization of intangible items, Debt Service, Capital Expenditures and contributions to the Reserve Funds.

         "Other Charges" shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining any Individual Property, now or hereafter levied or assessed or imposed against such Individual Property or any part thereof.

         "Out Parcel" shall mean collectively or individually, as applicable, the parcels of land shown on Exhibit F attached hereto and made a part hereof as the cross-hatched parcels F-1 and F-2, parcel F-1 containing a building with thirteen (13) casitas and parcel F-2 containing a parking structure and tennis courts.

         "Out Parcel Release" shall have the meaning set forth in Section 2.7.

         "Out Parcel Release Premium" shall mean (i) $2,500,000.00 for an Out Parcel Release relating to the parcel of land cross-hatched as Exhibit F-1 and
(ii) $0.00 for an Out Parcel Release relating to the parcel of land cross-hatched as Exhibit F-2.

         "Paydown Amount" shall have the meaning set forth in Section 3.2.

         "Payment Date" shall mean the tenth (10th) day of each calendar month during the term of the Loan or, if such day is not a Business Day, the immediately preceding Business Day.

         "Peachtree Property" shall mean the Property known as the Wyndham Peachtree Conference Center located in Peachtree, Georgia.

         "Peachtree Sale" shall mean a sale of the Peachtree Property to a bona-fide third party pursuant to a written arms-length contract of sale.

         "Performance Cure" shall have the meaning set forth in Section 3.2(c).

         "Permitted FF&E Financing" shall have the meaning set forth in Section 5.2.12(f).

         "Permitted Encumbrances" shall mean, with respect to an Individual Property, collectively, (a) the Liens and security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policy or marked up final title commitment (including those disclosed in and insured over thereby) relating to such Individual Property or any part thereof, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent or being contested in good faith and by appropriate proceedings in accordance with the terms hereof, (d) any and all easements, licenses, covenants, restrictions or other agreements which may hereafter be granted by Borrower in accordance with the terms hereof, (e) rights of existing and future tenants, licensees and concessionaires, as tenants, licensees or concessionaires only, pursuant to Leases in effect as of the date hereof or entered into in accordance with the terms hereof, (f) any Lien and security interest expressly permitted pursuant to Section 4.1.35 hereof, and (g) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion.

         "Permitted Investments" shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by Servicer, the trustee under any Securitization or any of their respective Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the first Payment Date following the date of acquiring such investment and meeting one of the appropriate standards set forth below:

                  (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (ii)  Federal Housing Administration debentures;

                  (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities or any class thereof); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change,

          (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities or any class thereof); provided, however, that the investments described in this clause must
          (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (vi) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities or any class thereof) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities or any class thereof) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change,
          (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (viii) units of taxable money market funds or mutual funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have the highest rating available from each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities or any class thereof) for money market funds or mutual funds; and

               (ix) any other security, obligation or investment which has been approved as a Permitted Investment in writing by (a) Lender and
          (b) each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities or any class thereof by such Rating Agency;

provided, however, that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

         "Person" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any Governmental Authority and any fiduciary acting in such capacity on behalf of any of the foregoing.

         "Personal Property" shall have the meaning set forth in Article I of the Security Instrument with respect to each Individual Property.

         "Physical Conditions Report" shall mean, with respect to each Individual Property, a structural engineering report prepared by a company satisfactory to Lender regarding the physical condition of such Individual Property, satisfactory in form and substance to Lender in its sole discretion, which report shall, among other things, (a) confirm that such Individual Property and its use complies, in all material respects, with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and (b) include a copy of the final certificate of occupancy with respect to all Improvements on such Individual Property.

         "Pledge Agreement" shall mean that certain Pledge and Security Agreement given by W-SAN JUAN HOTEL CORP., a Delaware corporation and W-SAN JUAN HOLDING CORP., a Delaware corporation to Lender.

         "Policies" shall have the meaning specified in Section 6.1(b) hereof.

         "Prepayment Fee" shall mean an amount equal to (a) three percent (3%) of the amount of the Loan being prepaid if a prepayment occurs after the date hereof through and including the sixth (6th) calendar month of the term of the Loan, (b) two and one-half percent (2.5%) of the amount of the Loan being prepaid if a prepayment occurs during the seventh (7th) through and including the twelfth (12th) calendar month of the term of the Loan, (c) one and one-half percent (1.5%) of the amount of the Loan being prepaid if a prepayment occurs during the thirteenth (13th) through and including the eighteenth (18th) calendar month of the term of the Loan and (d) one-half of one percent (0.5%) of the amount of the Loan being prepaid if a prepayment occurs during the nineteenth (19th) through and including the twenty-fourth (24th) calendar month of the term of the Loan.

         "Prime Rate" shall mean, on a particular date, the annual rate of interest publicly announced by Citibank, N.A. in New York, New York, as its base rate, as such rate shall change from time to time. If Citibank, N.A. ceases to announce a base rate, Prime Rate shall mean the rate of interest published in The Wall Street Journal from time to time as the "Prime Rate". If more than one
-----------------------
"Prime Rate" is published in The Wall Street Journal for a day, the average of
                             -----------------------
such "Prime Rates" shall be used, and such average shall be rounded up to the nearest one-eighth of one percent (0.125%). If The Wall Street Journal ceases to
                                               -----------------------
publish the "Prime Rate", Lender shall select an equivalent publication that publishes such "Prime Rate", and if such "Prime Rates" are no longer generally published or are limited, regulated or administered by a governmental or quasigovernmental body, then Lender shall select, in its reasonable discretion, a comparable interest rate index.

         "Principal" shall have the meaning specified in Section 4.1.35 hereof.

         "Properties" shall mean, collectively, each and every Individual Property which is subject to the terms of this Agreement.

         "Property" shall mean, as the context may require, the Properties or an Individual Property.

         "Property Account" shall have the meaning specified in Section 3.1(a) hereof.

         "Property Account Bank" shall mean (i) with respect to the Maryland Property and the Peachtree Property, Bank of America, N.A., (ii) with respect to the San Juan Property, Bank of America, N.A. and Scotia Bank de Puerto Rico and
(iii) with respect to the Boston Property, Fleet Bank N.A. provided that such bank remains an Eligible Institution, and any successor Eligible Institution or other Eligible Institution or bank selected by Borrower, subject to Lender's reasonable approval.

         "Provided Information" shall have the meaning set forth in Section 9.1(a) hereof.

         "Public Company" shall mean a corporation or other Person whose (i) stock or ownership interests or (ii) depository receipts or their equivalent are publicly traded on a nationally recognized stock exchange, including, without limitation, NASDAQ or on the leading recognized stock exchange in Spain, Germany, Italy, Canada, France, Tokyo, Australia, Singapore, England or Hong Kong, or in another country which requires companies publicly traded on such leading exchange to provide public information reasonably comparable to that required in the United States.

         "Puerto Rico Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banks in Puerto Rico are not open for business.

         "Qualified Manager" shall mean a reputable and experienced professional management organization (a) which manages, together with its affiliates, ten
(10) or more first class hotel properties of a type and size similar to the Property, totaling in the aggregate no less than 3,000 rooms, and (b) prior to whose employment as manager of the Property (i) prior to the occurrence of a Securitization (defined below), such employment shall have been reasonably approved by Lender applying the standards of a reasonably prudent institutional mortgage lender, and (ii) after the occurrence of a Securitization, Lender shall have received written confirmation from the Rating Agencies that the employment of such manager will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current ratings of the Securities or any class thereof.

         "Qualified Transferee" shall mean any one of the following entities, subject to the reasonable determination of Lender that such entity satisfies the applicable requirements set forth in this definition:

               (a) a pension fund, pension trust or pension account that has total assets of at least $500 million that are managed by an entity that controls or manages at least $1 billion of real estate equity assets;

               (b) a pension fund advisor that controls or manages at least $1 billion of real estate equity assets immediately prior to any proposed transfer hereunder;

               (c) an insurance company that is subject to supervision by the insurance commission, or a similar official or agency, of a State or territory of the United States (including the District of Columbia), which has a net worth, as of a date no more than six (6) months prior to the date of the proposed transfer hereunder, of at least $500 million and controls real estate equity assets of at least $1 billion immediately prior to any proposed transfer hereunder;

               (d) a corporation organized under the banking or trust company laws of the United States or any State or territory of the United States (including the District of Columbia) that has a combined capital and surplus of at least $500 million and that immediately prior to a proposed transfer hereunder controls real estate equity assets of at least $1 billion; or

               (e) any entity (a) with a long-term unsecured debt rating from the Rating Agencies of at least BBB - (or its equivalent) or
                    (b) (1) that owns or operates, together with its affiliates, at least ten (10) first class hotel properties, (2) that has a net worth as of a date no more than six (6) months prior to the date of any proposed transfer hereunder of at least $500 million and (3) that controls, together with its Affiliates, real estate equity assets of at least $1 billion immediately prior to any proposed transfer hereunder.

         "Rating Agencies" shall mean each of S&P, Moody's, and Fitch Inc., and any other nationally-recognized statistical rating agency which has been approved by Lender.

         "Registration Statement" shall have the meaning set forth in Section 9.2(b) hereof.

         "Related Party" shall mean any direct or indirect member, shareholder, partner, employee, director, affiliate, executive officer, principal, agent or representative of Borrower or any successor or assigns of any of the foregoing.

         "Release" with respect to any Hazardous Materials means any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

         "Release Premises Transferee" shall have the meaning set forth in
Section 2.7.

         "Release Price" shall mean, for each Individual Property, one hundred twenty-five percent (125%) of the Allocated Loan Amount for such Individual Property.

         "Release Property" shall have the meaning set forth in Section 2.6.

         "Remaining Property" shall have the meaning set forth in Section 2.7.

         "REMIC Trust" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code that holds the Note.

         "Rents" shall have the meaning set forth in Article I of the Security Instrument with respect to each Individual Property.

         "Replacement Interest Rate Cap Agreement" means an interest rate cap agreement from an Acceptable Counterparty with terms substantially identical to the Interest Rate Cap Agreement.

         "Replacement Management Agreement" shall mean, collectively, (a) either
(i) a management agreement with a Qualified Manager substantially in the same form and substance as the Management Agreement, or (ii) a management agreement with a Qualified Manager, which management agreement shall be reasonably acceptable to Lender applying the requirements of prudent mortgage loan lenders for the management of properties similar in size, scope and value of the Individual Property by comparable managers in form and substance, provided, with respect to this subclause (ii), Lender, at its option, may require that Borrower obtain confirmation from the applicable Rating Agencies that such management agreement will not result in a downgrade, withdrawal or qualification of the then current rating of the Securities or any class thereof; and (b) a conditional assignment of management agreement substantially in the form then used by Lender (or such other form reasonably acceptable to Lender applying the requirements of prudent mortgage loan lenders for the management of properties similar in size, scope and value of the Individual Property by comparable managers), executed and delivered to Lender by Borrower and such Qualified Manager at Borrower's expense.

         "Replacement Reserve Account" shall have the meaning set forth in
Section 7.3.1 hereof.

         "Replacement Reserve Fund" shall have the meaning set forth in Section
7.3.1 hereof.

         "Replacement Reserve Deposit" shall mean, with respect to each Individual Property, the positive number obtained by subtracting (i) the actual amount spent by Borrower for the immediately preceding twelve (12) month period for Replacements (such amount actually spent by Borrower hereinafter referred to as the "Actual Amount") from

(ii) the product of (a) Gross Income From Operations for the immediately preceding twelve (12) month period multiplied by (b) the FF&E Factor.

         "Replacements" shall have the meaning set forth in Section 7.3.1 hereof.

         "Required Ratio" shall mean 1.54 to 1.00.

         "Required Repair Account" shall have the meaning set forth in Section
         3.1 hereof.

         "Required Repair Fund" shall have the meaning set forth in Section
         7.1.1 hereof.

         "Required Repairs" shall have the meaning set forth in Section 7.1.1 hereof.

         "Reserve Fund Deposits" shall mean the amounts to be deposited into the Reserve Funds for any given month.

         "Reserve Funds" shall mean the Tax and Insurance Escrow Fund, the Replacement Reserve Fund, the Required Repair Fund, the Ground Lease Escrow Fund or any other escrow fund established by the Loan Documents.

         "Restoration" shall mean the repair and restoration of an Individual Property after a Casualty or Condemnation as nearly as possible to the condition the Individual Property was in immediately prior to such Casualty or Condemnation, with such alterations as may be reasonably approved by Lender.

         "Restricted Party" shall mean Maker, Principal, Maryland Guarantor, Indemnitor, any Guarantor, or any Affiliated Manager or any shareholder, partner, member or non-member manager, or any direct or indirect legal or beneficial owner of, Borrower, Principal, Indemnitor, any Guarantor, any Affiliated Manager or any non-member manager.

         "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

         "Sale or Pledge" shall mean a voluntary or involuntary sale, conveyance, transfer or pledge of a legal or beneficial interest.

         "San Juan Property" shall mean the Property known as the Wyndham El San Juan Hotel & Casino located in Carolina, Puerto Rico.

         "Securities" shall have the meaning set forth in Section 9.1 hereof.

         "Securitization" shall have the meaning set forth in Section 9.1 hereof.

         "Securities Act" shall have the meaning set forth in Section 9.2(a) hereof.

         "Security Agreement" shall mean that certain first priority Security Agreement executed and delivered by Posadas de San Juan Associates encumbering the San Juan Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         "Security Deposits" shall have the meaning set forth in Section 5.1.17(c).

         "Security Instrument" shall mean, with respect to each Individual Property except for the Maryland Property and the San Juan Property, that certain first priority Mortgage (or Deed of Trust or Deed to Secure Debt, as applicable) and Security Agreement, executed and delivered by Borrower as security for the Loan and encumbering such Individual Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time and (i) with respect to the Maryland Property, the Indemnity Deed of Trust, as the same may be amended, restated, replaced, supplemental or otherwise modified from time to time and (ii) with respect to the San Juan Property, the

Security Agreement, as the same may be amended, restated, replaced, supplemental or otherwise modified from time to time .

         "Servicer" shall have the meaning set forth in Section 9.3 hereof.

         "Servicing Agreement" shall have the meaning set forth in Section 9.3 hereof.

         "Shula Conversion" shall the meaning set forth in Section 5.1.20.

         "Standard Statements" shall have the meaning set forth in Section 5.1.10(h)(i).

         "State" shall mean, with respect to an Individual Property, the State or Commonwealth in which such Individual Property or any part thereof is located.

         "Strike Rate" shall mean 7.25%.

         "Substitute Allocated Loan Amount" shall have the meaning set forth in
Section 2.6(g).

         "Substitute Properties" shall have the meaning set forth in Section
2.6.

         "Substitute Property" shall have the meaning set forth in Section 2.6.

         "Survey" shall mean, with respect to an Individual Property, a survey prepared by a surveyor licensed in the State where such Individual Property is located and reasonably satisfactory to Lender and the company or companies issuing the Title Insurance Policies, and containing a certification of such surveyor reasonably satisfactory to Lender.

         "Tax Account" shall have the meaning set forth in Section 3.1(b).

         "Tax and Insurance Escrow Fund" shall have the meaning set forth in
Section 7.2 hereof.

         "Taxes" shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against any Individual Property or part thereof.

         "Threshold Amount" shall mean, with respect to each Individual Property, an amount equal to five percent (5%) of the applicable Allocated Loan Amount.

         "Title Insurance Policy" shall mean, with respect to each Individual Property, an ALTA mortgagee title insurance policy in the form (reasonably acceptable to Lender) (or, if an Individual Property is located in a State which does not permit the issuance of such ALTA policy, such form as shall be permitted in such State and reasonably acceptable to Lender) issued with respect to such Individual Property and insuring the lien of the Security Instrument encumbering such Individual Property.

         "Transfer" shall have the meaning set forth in Section 5.2.12(a) hereof.

         "Transferee" shall have the meaning set forth in Section 5.2.12(e) hereof.

         "Triggering Event" shall mean the earliest of (i) the occurrence of an Event of Default, or (ii) the date on which the Debt Service Coverage Ratio for the twelve (12) full calendar months immediately preceding the date of calculation is less than the Required Ratio.

         "UCC" or "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State in which an Individual Property is located.

         "Underwriter Group" shall have the meaning set forth in Section 9.2(b) hereof.

         "Uniform System of Accounts" shall mean the Uniform System of Accounts for Hotels in effect from time to time as approved by the American Hotel and Motel Association.

         "Working Day" shall mean any day on which dealings in foreign currencies and exchange are carried on in London, England and in New York, New York.

         "Wyndham" shall mean Wyndham International, Inc.

         Section 1.2   Principles of Construction. All references to sections
                       --------------------------
and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word "including" shall mean "including, without limitation" unless the context shall indicate otherwise. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. The term "Borrower", as used herein, shall individually and collectively, as the context requires, mean "Maker" in its capacity as the owner of all of the Properties other than the Maryland Property and "Maryland Guarantor" in its capacity as the owner of the Maryland Property.

         II.   GENERAL TERMS
               -------------

         Section 2.1   Loan Commitment; Disbursement to Maker.
                       --------------------------------------

         2.1.1 Agreement to Lend and Borrow. Subject to and upon the terms and
               ----------------------------
conditions set forth herein, Lender hereby agrees to make and Maker hereby agrees to accept the Loan on the Closing Date.

         2.1.2 Single Disbursement to Maker. Maker may request and receive only
               ----------------------------
one borrowing hereunder in respect of the Loan and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.

         2.1.3 The Note, Security Instruments and Loan Documents. The Loan shall
               -------------------------------------------------
be evidenced by the Note and secured by the Security Instruments, the Assignments of Leases and the other Loan Documents.

         2.1.4 Use of Proceeds. Maker shall use the proceeds of the Loan to (a)
               ---------------
repay and discharge any existing loans relating to the Properties, (b) pay all past-due Basic Carrying Costs, if any, with respect to the Properties, (c) make deposits into the Reserve Funds required on the Closing Date in the amounts provided herein, (d) pay costs and expenses incurred in connection with the closing of the Loan, as approved by Lender, or (e) fund any working capital requirements of the Properties. The balance, if any, shall be distributed to Maker.

         Section 2.2   Interest; Loan Payments; Late Payment Charge; Extension.
                       -------------------------------------------------------

         2.2.1 Interest Generally. Interest on the outstanding principal balance
               ------------------
of the Loan shall accrue from the Closing Date to but excluding the Maturity Date at the Applicable Interest Rate. Monthly installments of interest only, in arrears, together with the Monthly Scheduled Amortization Payments, shall be paid on each Payment Date commencing on September 10, 2001 and on each subsequent Payment Date thereafter up to and including the Maturity Date. Interest on the outstanding principal amount of the Loan for the period through and including August 9, 2001 shall be paid by Maker on the Closing Date. All amounts due under the Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

         2.2.2 Interest Calculation. Interest on the outstanding principal
               --------------------
balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by (b) a daily rate based on a three hundred sixty (360) day year by (c) the outstanding principal balance.

         2.2.3 Eurodollar Rate Unascertainable; Illegality; Increased Costs.
               ------------------------------------------------------------
(a) (i) In the event that Lender shall have determined (which determination shall be conclusive and binding upon Maker absent manifest error) that by reason of circumstances affecting the interbank eurodollar market, adequate and reasonable means do not exist for ascertaining LIBOR, then Lender shall forthwith give notice by telephone of such determination, confirmed in writing, to Maker at least one (1) Business Day prior to the last day of the related Interest Period. If such notice is given, the Loan shall bear interest at the Adjusted Prime Rate beginning on the first day of the next succeeding Interest Period.

         (ii) If, pursuant to the terms of this Section 2.2.3(a), the Loan is bearing interest at the Adjusted Prime Rate and Lender shall determine (which determination shall be conclusive and binding upon Maker absent manifest error) that the event(s) or circumstance(s) which resulted in such conversion shall no longer be applicable, Lender shall give notice thereof to Maker by telephone of such determination, confirmed in writing, to Maker as soon as reasonably practical, but in no event later than one (1) Business Day prior to the last day of the then current Interest Period. If such notice is given, the Loan shall bear interest at the Eurodollar Rate beginning on the first day of the next succeeding Interest Period. Notwithstanding any provision of this Agreement to the contrary, in no event shall Maker have the right to elect to have the Loan bear interest at either the Eurodollar Rate or the Adjusted Prime Rate.

         (b) If any requirement of law or any change therein or in the interpretation or application thereof, shall hereafter make it unlawful for Lender in good faith to make or maintain the Loan bearing interest at the Eurodollar Rate, (I) the obligation of Lender hereunder to make the Loan bearing interest at the Eurodollar Rate shall be canceled forthwith and (II) the Loan shall automatically bear interest at the Adjusted Prime Rate on the next succeeding Payment Date or within such earlier period as required by law. Maker hereby agrees promptly to pay Lender (within fifteen (15) days of Lender's written demand therefor), any additional amounts necessary to compensate Lender for any reasonable costs incurred by Lender in making any conversion in accordance with this Agreement, including, without limitation, any interest or fees payable by Lender to lenders of funds obtained by it in order to make or maintain the Loan hereunder. Upon written demand from Maker, Lender shall demonstrate in reasonable detail the circumstances giving rise to Lender's determination and the calculation substantiating the Adjusted Prime Rate and any additional costs incurred by Lender in making the conversion. Lender's written notice of such costs, as certified to Maker, shall be conclusive absent manifest error.

         (c) In the event that any change in any requirement of law or in the interpretation or application thereof, or compliance in good faith by Lender with any request or directive (whether or not having the force of law) hereafter issued from any central bank or other Governmental Authority:

              (I) shall hereafter impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Lender which is not otherwise included in the determination of LIBOR hereunder;

              (II) shall, if the Loan is then bearing interest at the Eurodollar Rate, hereafter have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by any amount deemed by Lender to be material; or

              (III) shall, if the Loan is then bearing interest at the
                    Eurodollar Rate, hereafter impose on Lender any other condition, the result of which is to increase the cost to Lender of making, renewing or maintaining loans or extensions of credit or to reduce any amount receivable hereunder;

then, in any such case, Maker shall promptly pay Lender (within fifteen (15) days of Lender's written demand therefor), any additional amounts necessary to compensate Lender for such additional cost or reduced amount receivable which Lender deems to be material as reasonably determined by Lender. If Lender becomes entitled to claim any additional amounts pursuant to this Section 2.2.3(c), Lender shall provide Maker with at least thirty (30) days prior written notice specifying in reasonable detail the event or circumstance by reason of which it has become so entitled and the additional amount required to fully compensate Lender for such additional cost or reduced amount. A certificate as to any additional costs or amounts payable pursuant to the foregoing sentence submitted by Lender to Maker shall be conclusive in the absence of manifest error. This provision shall survive payment of the Note and the satisfaction of all other obligations of Maker under the Note, this Agreement and the other Loan Documents.

     (d) Maker agrees to indemnify Lender and to hold Lender harmless from any loss or expense which Lender sustains or incurs as a consequence of (I) any default after the expiration of any applicable notice or grace periods by Maker in payment of the principal of or interest on the Loan while bearing interest at the Eurodollar Rate, including, without limitation, any such loss or expense arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the Eurodollar Rate, (II) any prepayment (whether voluntary or mandatory) of the Loan on a day that (A) is not the Payment Date immediately following the last day of an Interest Period with respect thereto or
(B) is the Payment Date immediately following the last day of an Interest Period with respect thereto if Maker did not give the prior written notice of such prepayment required pursuant to the terms of this Agreement, including, without limitation, such loss or expense arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the Eurodollar Rate hereunder and (III) the conversion (for any reason whatsoever, whether voluntary or involuntary) of the Applicable Interest Rate from the Eurodollar Rate to the Adjusted Prime Rate with respect to any portion of the outstanding principal amount of the Loan then bearing interest at the Eurodollar Rate on a date other than the Payment Date immediately following the last day of an Interest Period, including, without limitation, such loss or expenses arising from interest or fees payable by Lender to lenders of funds obtained by it in order to maintain the Eurodollar Rate hereunder (the amounts referred to in clauses (I), (II) and (III) are herein referred to collectively as the "Breakage Costs"). This provision shall survive payment of the Loan in full and the satisfaction of all other obligations of Maker under this Agreement and the other Loan Documents.

     2.2.4     Payment on Maturity Date. Maker shall pay to Lender on the
               ------------------------
Maturity Date the outstanding principal balance, all accrued and unpaid interest thereon, and all other amounts due hereunder and under the Note, the Security Instruments and the other Loan Documents.

     2.2.5     Payments after Default. Except as provided in Section 3.18
               ----------------------
hereof, upon the occurrence and during the continuance of an Event of Default interest on the outstanding principal balance of the Loan and, to the extent permitted by law, overdue interest and other amounts due in respect of the Loan, shall accrue at the Default Rate, calculated from the date such payment was due without regard to any grace or cure periods contained herein, such amount to be applied by Lender to the payment of the Debt in such order as Lender shall determine in its sole discretion, including, without limitation, alternating applications thereof between interest and principal. Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt (or that portion thereof that is then due). To the extent permitted by applicable law, interest at the Default Rate shall be added to the Debt, shall itself accrue interest at the same rate as the Loan and shall be secured by the Security Instruments. This paragraph shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default; and Lender retains its rights under the Note to accelerate and continue to demand payment of the Debt upon the happening of any Event of Default.

     2.2.6     Late Payment Charge. Except as provided in Section 3.18 hereof,
               -------------------
if any Monthly Debt Service Payment Amount is not paid by Maker on the date on which it is due, Maker shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Security Instruments and the other Loan Documents to the extent permitted by applicable law.

     2.2.7     Usury Savings. This Agreement and the Note are subject to the
               -------------
express condition that at no time shall Maker be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If, by the terms of this

Agreement or the other Loan Documents, Maker is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

     2.2.8     Taxes. If the Loan is bearing interest at the Eurodollar Rate,
               -----
all payments made by Maker hereunder shall be made free and clear of, and without reduction for or on account of, Foreign Taxes, excluding, in the case of Lender, taxes measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which Lender is organized or any political subdivision thereof and, in the case of Lender, taxes measured by its overall net income, and franchise taxes imposed on it, by the jurisdiction of Lender's applicable lending office or any political subdivision thereof. If any non-excluded Foreign Taxes are required to be withheld from any amounts payable to Lender hereunder (and such Foreign Taxes are not a result of activities of Lender unrelated to the Loan or Maker), the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all non-excluded Foreign Taxes) interest or any such other amounts payable hereunder at the rate or in the amounts specified hereunder. Whenever any non-excluded Foreign Tax is payable pursuant to applicable law by Maker, Maker shall send to Lender an original official receipt, if available, or certified copy thereof showing payment of such non-excluded Foreign Tax. Maker hereby indemnifies Lender for any incremental taxes, interest or penalties that may become payable by Lender which may result from any failure by Maker to pay any such non-excluded Foreign Tax when due to the appropriate taxing authority of which Lender has used its commercially reasonable efforts to provide Maker with prior written notice of or any failure by Maker to remit to Lender the required receipts or other required documentary evidence, provided, however, in the event that Lender or any successor and/or assign of Lender is not incorporated under the laws of the United States of America or a state thereof Lender agrees that, prior to the first date on which any payment is due such entity hereunder, it will deliver to Maker (i) two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be, certifying in each case that such entity is entitled to receive payments under the Note, without deduction or withholding of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each entity required to deliver to Maker a Form W-8BEN or W-8ECI or Form W-9 pursuant to the preceding sentence further undertakes to deliver to Maker two further copies of the said letter and W-8BEN or W-8ECI or Form W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such letter or form expires (which, in the case of the Form W-8ECI, is the last day of each U.S. taxable year of the non-U.S. entity) or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to Maker, and such other extensions or renewals thereof as may reasonably be requested by Maker, certifying in the case of a Form W-8BEN or W-8ECI that such entity is entitled to receive payments under the Note without deduction or withholding of any United States federal income taxes, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such entity from duly completing and delivering any such letter or form with respect to it and such entity advises Maker that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-9, establishing an exemption from United States backup withholding tax. Notwithstanding the foregoing, if such entity fails to provide a duly completed Form W-8BEN or W-8ECI or other applicable form and, under applicable law, in order to avoid liability for Foreign Taxes, Maker is required to withhold on payments made to such entity that has failed to provide the applicable form, Maker shall be entitled to withhold the appropriate amount of Foreign Taxes. In such event, Maker shall promptly provide to such entity evidence of payment of such Foreign Taxes to the appropriate taxing authority and shall promptly forward to such entity any official tax receipts or other documentation with respect to the payment of the Foreign Taxes as may be issued by the taxing authority.

     2.2.9     Extension. Maker shall have the right to extend the Maturity Date
               ---------
for three (3) additional periods of twelve (12) months each (each, an "Extension Term") by giving not less than thirty (30) days and not more than ninety (90) days written notice (the "Extension Notice") prior to the Maturity Date (as such Maturity Date may be extended by the first or second Extension Term, as applicable) to Lender, provided that, with respect to each Extension Term, (i) no Event of Default has occurred and is continuing and (ii) prior to the commencement of each Extension Term, Maker shall pay to Lender the applicable Extension Fee.

     Section 2.3         Prepayments.
                         -----------

     2.3.1     Voluntary Prepayments. On any Payment Date, Maker may, at its
               ---------------------
option, prepay the Loan in whole or in part, upon satisfaction of the following conditions:

                  (a) Maker shall provide prior written notice to Lender specifying the date (the "Prepayment Date") upon which the prepayment is to be made, which notice shall be delivered to Lender not less than ten (10) Business Days prior to such payment.

                  (b) Maker shall pay to Lender, simultaneously with such prepayment, (i) if the Prepayment Date is not a Payment Date, (A) all interest on the principal balance of the Note then being prepaid which would have accrued through the end of the Interest Period then in effect (the "Interest Shortfall") and (B) all Breakage Costs, if any, and without duplication of sums paid pursuant to clause (i) with respect to such prepayment, and (ii) the applicable Prepayment Fee.

                  (c) Notwithstanding the foregoing, (i) no Prepayment Fee shall be due in connection with a prepayment in connection with the release of the Peachtree Property provided (1) no Event of Default shall have occurred and be continuing, (2) such prepayment is in connection with a Peachtree Sale, (3) Maker pays to Lender, simultaneously with such prepayment, the Interest Shortfall, if any, and any other sums then due under the Note, this Agreement, the Security Instruments or the other Loan Documents, and (4) Maker and Maryland Guarantor, as applicable, complies with all of the conditions relating to an Individual Property release, including, without limitation, the terms and conditions of Section 2.5 herein and (ii) no Prepayment Fee shall be due in connection with a prepayment by Maker after the occurrence of a Casualty or Condemnation to any Individual Property provided (1) no Event of Default shall have occurred and be continuing, (2) the Net Proceeds in connection with such Casualty or Condemnation have been applied by Lender to pay down the outstanding principal balance of the Note and (3) Maker pays to Lender simultaneously with such prepayment, the Interest Shortfall, if any, and any other sums then due under the Note, this Agreement, the Security Instruments and the other Loan Documents.

                  (d) In addition to the foregoing provisions, Maker shall have the right to obtain a release of the applicable Individual Property in accordance with the terms of Section 2.5 hereof, but Maker shall not be obligated to pay a Prepayment Fee in connection therewith in the event that (i) Lender has elected to apply the Net Proceeds of a Casualty or Condemnation of the applicable Individual Property towards the reduction of the then outstanding principal balance of the Note and (ii) no Event of Default has occurred and shall be continuing under this Agreement, the Note, the Security Instruments or any of the other Loan Documents.

     2.3.2     Mandatory Prepayments. On the next occurring Payment Date
               ---------------------
following the date on which Maker actually receives any Net Proceeds, if and to the extent Lender is not obligated to make such Net Proceeds available to Maker for the restoration of the Property, Maker shall prepay the outstanding principal balance of the Note in an amount equal to one hundred percent (100%) of such Net Proceeds. Any partial prepayment under this Section shall be applied to the last payments of principal due under the Loan but, no Prepayment Fee shall be due in connection therewith.

     2.3.3     Prepayments After Default. If, following an Event of Default,
               -------------------------
Lender shall accelerate the Debt and Maker thereafter tenders payment of all or any part of the Debt, or if all or any portion of the Debt is recovered by Lender after such Event of Default, such payment may be made only on the next occurring Payment Date together with the payment of interest due and payable on such date together with the Prepayment Fee and all other sums due and payable under the Note, this Agreement and the other Loan Documents.

     2.3.4     Making of Payments. Each payment by Maker hereunder or under the
               ------------------
Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 2:00 p.m., New York City time, on or prior to the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Maker. Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day succeeding such scheduled due date. All payments made by Maker hereunder or under the Note or the other Loan Documents shall be made irrespective of, and without any deduction for, any setoff, defense or counterclaims.

     Section 2.4         Interest Rate Cap Agreement. (a) Within five (5)
                         ---------------------------
Business Days after notice from Lender that an Interest Rate Cap Event has occurred, Maker shall obtain, or cause to be obtained, and shall thereafter maintain in effect, an Interest Rate Cap Agreement, which shall be coterminous with the Loan (as the same may be extended) and have a notional amount which shall not at any time be less than the outstanding principal balance of the Loan and which shall at all times have a strike rate equal to the Strike Rate. The Counterparty shall be obligated under the Interest Rate Cap Agreement to make monthly payments equal to the excess of 1 month LIBOR over the Strike Rate, calculated on the notional amount. The notional amount of the Interest Rate Cap Agreement may be reduced from time to time in amounts equal to any prepayment of the principal of the Loan in accordance with Sections 2.3 and 2.5 hereof.

                  (b) Maker shall collaterally assign to Lender pursuant to an Assignment of Interest Rate Cap Agreement substantially in the form annexed hereto as Exhibit E, all of its right, title and interest to receive any and all payments under the Interest Rate Cap Agreement (and any related guarantee, if any) and shall deliver to Lender an executed counterpart of such Interest Rate Cap Agreement and notify the Counterparty of such collateral assignment (either in such Interest Rate Cap Agreement or by separate instrument). The Counterparty shall agree in writing to make all payments it is required to make under the Interest Rate Cap Agreement directly to Lender or such other entity or account as directed by Lender. At such time as the Loan is repaid in full, all of Lender's right, title and interest in the Interest Rate Cap Agreement shall terminate and Lender shall promptly execute and deliver at Maker's sole cost and expense, such documents as may be required to evidence Lender's release of the Interest Rate Cap Agreement and to notify the Counterparty of such release.

                  (c) Maker shall comply with all of its obligations under the terms and provisions of the Interest Rate Cap Agreement. All amounts paid by the Counterparty under the Interest Rate Cap Agreement shall be deposited immediately into the Lockbox Account or if the Lockbox Account is not then required to be in effect, into such account as specified by Lender in writing. Maker shall take all actions reasonably requested by Lender to enforce Lender's rights under the Interest Rate Cap Agreement in the event of a default by the Counterparty and shall not waive, amend or otherwise modify any of its rights thereunder.

                  (d) In the event of any downgrade, withdrawal or qualification of the long-term unsecured debt credit rating of the Counterparty below "AA" (or its equivalent) by the Rating Agencies, Maker shall replace the Interest Rate Cap Agreement with a Replacement Interest Rate Cap Agreement not later than ten
(10) Business Days following receipt of notice from Lender or Servicer of such downgrade, withdrawal or qualification.

                  (e) In the event that Maker fails to purchase and deliver to Lender the Interest Rate Cap Agreement or any replacement Interest Cap Agreement as and when required hereunder, Lender may purchase such Interest Rate Cap Agreement and the cost incurred by Lender in purchasing such Interest Rate Cap Agreement shall be paid by Maker to Lender with interest thereon at the Default Rate from the date such cost was incurred by Lender until such cost is paid by Maker to Lender.

     Section 2.5         Release of Property.
                         -------------------

     2.5.1     Release of Individual Property. Subject to the provisions of
               ------------------------------
Section 2.3.1(c) hereof relating to the release of the Peachtree Property, provided no Event of Default shall have occurred and be continuing, Borrower may obtain the release of an Individual Property from the Lien of the Security Instrument thereon (and related Loan Documents) and the release of Borrower's obligations under the Loan Documents with respect to such Individual Property (other than those expressly stated to survive), provided that such Borrower does not own any of the other Properties then encumbered by the Lien of the Security Instruments, but only upon the satisfaction of each of the following conditions:

     (a) Borrower shall provide Lender with at least fifteen (15) days but no more than ninety (90) days prior written notice of its request to obtain a release of the Individual Property;

     (b) Borrower shall make a payment to Lender by a wire transfer of immediately available federal funds in an amount equal to the Release Price for the applicable Individual Property, together with (i) all accrued and unpaid interest on the amount of principal being prepaid, (ii) the Prepayment Fee, if required pursuant to the terms hereof (provided, however, (y) in connection with a release only, the Prepayment Fee shall only be calculated on the Allocated Loan Amount of the Individual Property being released (and not on the Release Price) and (z) the Net Proceeds of a Casualty or Condemnation applied to the reduction of the principal balance of the Debt shall be credited against and reduce the Release Price of the Individual Property that was the subject of said Casualty or Condemnation), (iii) if such payment is not made on a Payment Date, the Interest Shortfall with respect to the amount prepaid, (iv) Breakage Costs, if any, but without duplication of any payment made pursuant to Subsection (iii) hereof; and (v) all other sums due under this Agreement, the Note or the other Loan Documents in connection with a partial prepayment;

     (c) Borrower shall submit to Lender, not less than thirty (30) days prior to the date of such release, a release of Lien (and related Loan Documents) for such Individual Property for execution by Lender. Such release shall be in a form appropriate in each State in which the Individual Property is located and that contains standard provisions, if any, protecting the rights of the releasing lender. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, (ii) will effect such release in accordance with the terms of this Agreement, and
(iii) will not impair or otherwise adversely affect the Liens, security interests and other rights of Lender under the Loan Documents not being released (or as to the parties to the Loan Documents and Properties subject to the Loan Documents not being released);

     (d) After giving effect to such release, the Debt Service Coverage Ratio for the Properties then remaining subject to the Liens of the Security Instruments shall be equal to the greater of (i) the Debt Service Coverage Ratio for the twelve (12) full calendar months immediately preceding the Closing Date, and (ii) the Debt Service Coverage Ratio for all of the then remaining Properties (including the Individual Property to be released) for the twelve
(12) full calendar months immediately preceding the release of the Individual Property;

     (e) If the applicable Borrower continues to own an Individual Property subject to the Lien of a Security Instrument, the Individual Property to be released shall be conveyed to a Person other than a Borrower or Principal; and

     (f) Payment of all Lender's reasonable costs and expenses, including due diligence review costs and reasonable counsel fees and disbursements incurred in connection with the release of the Individual Property from the Lien of the related Security Instrument and the review and approval of the documents and information required to be delivered in connection therewith.

     2.5.2     Release on Payment in Full. Lender shall, at the expense of
               --------------------------
Borrower, upon payment in full of all principal and interest due on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms and provisions of the Note and this Agreement, release the Lien of the Security Instrument on each Individual Property not theretofore released.

     Section 2.6    Substitution of Properties. Subject to the terms and
                    --------------------------
conditions set forth in this Section 2.6, after the expiration of the Lockout Period, Borrower may obtain a release of the Lien of a Security Instrument (and the related Loan Documents) encumbering an Individual Property (a "Release Property") by substituting therefor another hotel property of like kind and quality acquired by Borrower or an Affiliate of Borrower (provided, however, if the Substitute Property shall be owned by an Affiliate of Borrower said Affiliate (i) shall assume all the obligation of Borrower under this Agreement, the Note and the other Loan Documents and (ii) shall become a party to the Note and the other Loan Documents and shall be bound by the terms and provisions thereof as if it had executed the Note and the other Loan Documents and shall have the rights and obligations of Borrower thereunder) (individually, a "Substitute Property" and collectively, the "Substitute Properties"), provided that the following conditions precedent are satisfied:

     (a) Lender shall have received at least thirty (30) days prior written notice requesting the substitution and identifying the Substitute Property and Release Property.

     (b) If the applicable Borrower continues to own an Individual Property subject to the Lien of a Security Instrument, Lender shall have received a copy of a deed conveying all of Borrower's right, title and interest in and to the Release Property to a Person other than Borrower or Principal pursuant to an arms length transaction and a letter from Borrower countersigned by a title insurance company acknowledging receipt of such deed and agreeing to record such deed in the real estate records for the county in which the Release Property is located or in the case of the San Juan Property, to submit such deed for recording in the Registry of Property for Carolina, Puerto Rico.

     (c) Lender shall have received a current Appraisal, of the Substitute Property prepared within one hundred eighty (180) days prior to the release and substitution (i) showing an appraised value equal to or greater than the appraised value of the Release Property as of the date hereof; and (ii) which supports an aggregate loan-to-value ratio with respect to the Properties remaining subject to the lien of the Security Instruments after the substitution not greater than the ratio equal to the lesser of (A) the aggregate loan-to-value ratio as of the Closing Date with respect to all of the Properties and (B) the aggregate loan-to-value ratio with respect to the Properties remaining subject to the lien of the Security Instruments immediately prior to the date of the proposed substitution.

     (d) Lender shall have received a certificate of Borrower certifying, together with other evidence that would be satisfactory to a prudent institutional mortgage lender that, after the substitution of a Substitute Property and the release of the Release Property, (i) the Debt Service Coverage Ratio for the twelve (12) full calendar months immediately preceding the date of the substitution with respect to all Properties remaining subject to the lien of the Security Instruments after the substitution shall be equal to or greater than (A) Debt Service Coverage Ratio for the twelve (12) full calendar months immediately preceding the Closing Date and (B) Debt Service Coverage Ratio for the twelve (12) full calendar months immediately preceding the substitution (including the Release Property and excluding the Substitute Property) and (ii) the Debt Service Coverage Ratio for the twelve (12) months immediately preceding the substitution with respect to the Substitute Property is equal or greater than the Debt Service Coverage Ratio for the twelve (12) full calendar months immediately preceding the Closing Date with respect to the Release Property.

     (e) If the Loan is part of a Securitization, Lender shall have received confirmation in writing from the Rating Agencies to the effect that such substitution will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such substitution for the Securities issued in connection with the Securitization that are then outstanding. If the Loan is not part of a Securitization, Lender shall have consented in writing to such substitution, which consent shall be given in Lender's reasonable discretion applying the requirements of a prudent mortgage loan lender with respect to real estate collateral of similar size, scope and value of the Substitute Property.

     (f) No Event of Default shall have occurred and be continuing and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on Borrower's part to be observed or performed. Lender shall have received a certificate from Borrower confirming the foregoing, stating that the representations and warranties of Borrower contained in this Agreement and the other Loan

Documents are true and correct in all material respects on and as of the date of the substitution with respect to Borrower, the Properties and the Substitute Property and containing any other representations and warranties with respect to Borrower, the Properties, the Substitute Property or the Loan as (i) Lender, if a Securitization has not occurred, or (ii) the Rating Agencies, if a Securitization has occurred, may require, unless such certificate would be inaccurate, such certificate to be in form and substance reasonably satisfactory to Lender or the Rating Agencies, as applicable.

     (g)  Borrower shall (A) have executed, acknowledged and delivered to Lender
(I) a Security Instrument, an Assignment of Leases and Rents and two UCC-1 Financing Statements with respect to the Substitute Property, together with a letter from Borrower countersigned by a title insurance company acknowledging receipt of such Security Instrument, Assignment of Leases and Rents and UCC-1 Financing Statements and agreeing to record or file, as applicable, such Security Instrument, Assignment of Leases and Rents and one of the UCC-1 Financing Statements in the real estate records for the county in which the Substitute Property is located and to file one of the UCC-1 Financing Statements in the office of the Secretary of State (or other central filing office) of the State in which the Substitute Property is located, so as to effectively create upon such recording and filing valid and enforceable first priority Liens upon the Substitute Property, in favor of Lender (or such other trustee as may be desired under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents and (II) an Environmental Indemnity with respect to the Substitute Property and (B) have caused the Guarantor to acknowledge and confirm its obligations under the Loan Documents. The Security Instrument, Assignment of Leases and Rents, UCC-1 Financing Statements and Environmental Indemnity shall be the same in form and substance as the counterparts of such documents executed and delivered with respect to the related Release Property subject to modifications reflecting only the Substitute Property as the Individual Property and such modifications reflecting the laws of the State in which the Substitute Property is located. The Security Instrument encumbering the Substitute Property shall secure all amounts then outstanding under the Note, provided that in the event that the jurisdiction in which the Substitute Property is located imposes a mortgage recording, intangibles or similar tax and does not permit the allocation of indebtedness for the purpose of determining the amount of such tax payable, the principal amount secured by such Security Instrument shall be equal to one hundred twenty-five percent (125%) of the Allocated Loan Amount for the Substitute Property. The amount of the Loan allocated to the Substitute Property (such amount being hereinafter referred to as the "Substitute Allocated Loan Amount") shall equal the Allocated Loan Amount of the related Release Property.

     (h) Lender shall have received (A) to the extent available, any "tie-in" or similar endorsement to each title insurance policy insuring the Lien of the existing Security Instruments as of the date of the substitution with respect to the title insurance policy insuring the Lien of the Security Instrument with respect to the Substitute Property and (B) a title insurance policy (or a marked, signed and redated commitment to issue such title insurance policy) insuring the Lien of the Security Instrument encumbering the Substitute Property, issued by the title company that issued the title insurance policies insuring the Lien of the existing Security Instruments and dated as of the date of the substitution, with reinsurance and direct access agreements that replace such agreements issued in connection with the title insurance policy insuring the Lien of the Security Instrument encumbering the Release Property. The title insurance policy issued with respect to the Substitute Property shall (1) provide coverage in the amount of the Substitute Allocated Loan Amount if the "tie-in" or similar endorsement described above is available or, if such endorsement is not available, in an amount equal to one hundred twenty-five percent (125%) of the Substitute Allocated Loan Amount, (2) insure Lender that the relevant Security Instrument creates a valid first lien on the Substitute Property encumbered thereby, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (3) contain such endorsements and affirmative coverages as are then available and are contained in the title insurance policies insuring the Liens of the existing Security Instruments, and (4) name Lender as the insured. Lender also shall have received copies of paid receipts or other evidence showing that all premiums in respect of such endorsements and title insurance policies have been paid.

     (i) Lender shall have received a current Survey for each Substitute Property, certified to the title company and Lender and their successors and assigns, in the same form and having the same content as the certification of the Survey of the Release Property prepared by a professional land surveyor licensed in the State in which the Substitute Property is located and acceptable to the Rating Agencies in accordance with the 1999 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys. Such Survey shall reflect the same legal description contained in the title insurance policy relating to such Substitute Property and shall include, among other things, a metes and bounds description of the real property comprising part of such Substitute Property (unless such real property has been satisfactorily designated by lot number on a recorded plat). The surveyor's seal shall be affixed to each Survey and each Survey shall certify whether or not the surveyed property is located in a "one-hundred-year flood hazard area."

     (j) Lender shall have received valid certificates of insurance indicating that the requirements for the policies of insurance required for an Individual Property hereunder have been satisfied with respect to the Substitute Property and evidence of the payment of all premiums payable for the existing policy period.

     (k) Lender shall have received a Phase I environmental report dated not more than 180 days prior to the proposed date of substitution and otherwise acceptable to a prudent institutional mortgage lender and, if recommended under the Phase I environmental report, a Phase II environmental report that would be acceptable to a prudent institutional mortgage lender, which conclude that the Substitute Property does not contain any unacceptable levels of Hazardous Materials and is not subject to any significant risk of contamination from any off-site Hazardous Materials.

     (l) Borrower shall deliver or cause to be delivered to Lender (A) updates certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business delivered to Lender on the Closing Date; (B) good standing certificates, certificates of qualification to do business in the jurisdiction in which the Substitute Property is located (if required in such jurisdiction); and (C) resolutions of Borrower authorizing the substitution and any actions taken in connection with such substitution.

     (m) Lender shall have received the following opinions of Borrower's counsel: (A) an opinion or opinions of counsel admitted to practice under the laws of the State in which the Substitute Property is located stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (i) above are valid and enforceable in accordance with their terms, subject to the laws applicable to creditors' rights and equitable principles, and that Borrower is qualified to do business and in good standing under the laws of the jurisdiction where the Substitute Property is located or that Borrower is not required by applicable law to qualify to do business in such jurisdiction; (B) an opinion of counsel reasonably acceptable to the Rating Agencies if the Loan is part of a Securitization, or the Lender if the Loan is not part of a Securitization, stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (i) above were, among other things, duly authorized, executed and delivered by Borrower and that the execution and delivery of such Loan Documents and the performance by Borrower of its obligations thereunder will not cause a breach of, or a default under, any agreement, document or instrument to which Borrower is a party or to which it or its properties are bound; (C) an update of the Insolvency Opinion indicating that the substitution does not affect the opinions set forth therein; (D) if the Loan is part of a Securitization, an opinion of counsel reasonably acceptable to the Rating Agencies that the substitution does not constitute a "significant modification" of the Loan under Section 1001 of the Code or otherwise cause a tax to be imposed on a "prohibited transaction" by any REMIC Trust.

     (n) Borrower shall (i) have paid, (ii) have escrowed with Lender or (iii) be contesting in accordance with the terms hereof, all Basic Carrying Costs relating to each of the Properties and the Substitute Property, including without limitation, (i) accrued but unpaid insurance premiums relating to each of the Properties and the Substitute Property, and (ii) currently due and payable Taxes (including any in arrears) relating to each of the Properties and the Substitute Property and (iii) currently due and payable maintenance charges and other impositions relating to each of the Properties and Substitute Property.

     (o) Borrower shall have paid or reimbursed Lender for all reasonable costs and expenses incurred by Lender (including, without limitation, reasonable attorneys' fees and disbursements) in connection with the substitution and Borrower shall have paid all recording charges, filing fees, taxes or other expenses (including, without limitation, mortgage and intangibles taxes and documentary stamp taxes) payable in connection with the substitution. Borrower shall have paid all costs and expenses of the Rating Agencies incurred in connection with the substitution.

     (p) Lender shall have received annual operating statements and occupancy statements for the Substitute Property for the most current completed fiscal year and a current operating statement for the Release Property, each certified by Borrower to Lender as being true and correct in all material respects and a certificate from Borrower certifying that there has been no material adverse change in the financial condition of the Substitute Property since the date of such operating statements.

     (q) Borrower shall have delivered to Lender estoppel certificates from all tenants under Material Leases at the Substitute Property. All such estoppel certificates shall be substantially in the form approved by Lender in connection with the origination of the Loan and shall indicate that (1) the subject lease is a valid and binding obligation of the tenant thereunder, (2) to the best of the tenant's knowledge, there are no defaults under such lease on the part of the landlord or tenant thereunder, (3) the tenant thereunder has no knowledge of any defense or offset to the payment of rent under such leases, (4) no rent under such lease has been paid more than one (1) month in advance, (5) the tenant thereunder has no option under such lease to purchase all or any portion of the Substitute Property, and (6) all tenant improvement work required under such lease has been substantially completed and the tenant under such lease is in actual occupancy of its leased premises. If an estoppel certificate indicates that all tenant improvement work required under the subject lease has not yet been completed, Borrower shall, if required by the Rating Agencies, deliver to Lender financial statements indicating that Borrower has adequate funds to pay all costs related to such tenant improvement work as required under such lease.

     (r) Lender shall have received copies of all tenant leases affecting the Substitute Property certified by Borrower as being true and correct.

     (s) Lender shall have received subordination agreements in the form approved by Lender in connection with the origination of the Loan (or such other form approved by Lender, which approval shall not be unreasonably withheld, conditioned or delayed) with respect to tenants under Material Leases at the Substitute Property to the extent such Leases for such tenants are not automatically subordinate (in lien and in terms) pursuant to the terms of the applicable Leases.

     (t) Lender shall have received (A) an endorsement to the title insurance policy insuring the Lien of the Security Instrument encumbering the Substitute Property insuring that the Substitute Property constitutes a separate tax lot or, if such an endorsement is not available in the State in which the Substitute Property is located, a letter from the title insurance company issuing such Title Insurance Policy stating that the Substitute Policy constitutes a separate tax lot or (B) a letter from the appropriate taxing authority stating that the Substitute Property constitutes a separate tax lot.

     (u) Lender shall have received a Physical Conditions Report with respect to the Substitute Property stating that the Substitute Property and its use comply in all material respects with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and that the Substitute Property is in good condition and repair and free of damage or waste.

     (v) Lender shall have received evidence which would be satisfactory to a prudent institutional mortgage lender to the effect that the Substitute Property and the use thereof are in substantial compliance with all Legal Requirements and that all material building and operating licenses and permits necessary for the use and occupancy of the Substitute Property as a hotel including, but not limited to, current certificates of occupancy, have been obtained and are in full force and effect.

     (w) In the event the Release Property is subject to a Management Agreement along with one or more additional Properties, Lender shall have received a certified copy of an amendment to the Management Agreement reflecting the deletion of the Release Property and the addition of the Substitute Property as a property managed pursuant thereto and Manager shall have executed and delivered to Lender an amendment to the Assignment of

Management Agreement reflecting such amendment to the Management Agreement. In the event that the Release Property is subject to a Management Agreement relating only to such Release Property, Lender shall have received a certified copy of a new Management Agreement for the Substitute Property on substantially the same terms as the Management Agreement for the Release Property and the Manager thereunder shall have executed and delivered to Lender an Assignment of Management Agreement with respect to such new Management Agreement on substantially the same terms as used in connection with the Release Property or such other terms as would be reasonably acceptable to a prudent institutional mortgage loan lender.

     (x) Lender shall have received such other approvals, opinions, documents and information in connection with the substitution as reasonably requested by the Rating Agencies if the Loan is part of a Securitization, or Lender if the Loan is not part of a Securitization.

     (y) Lender shall have received copies of all contracts and agreements relating to the leasing and operation of the Substitute Property (other than the Management Agreement), each of which shall be in a form and substance which would be reasonably satisfactory to a prudent institutional mortgage lender together with a certification of Borrower attached to each such contract or agreement certifying that the attached copy is a true and correct copy of such contract or agreement and all amendments thereto.

     (z) Lender shall have received certified copies of all material consents, licenses and approvals, if any, required in connection with the substitution of a Substitute Property, including, without limitation, liquor licenses and evidence that such consents, licenses and approvals are in full force and effect.

     (aa) Lender shall have received satisfactory (i.e., showing no Liens other than Permitted Encumbrances) UCC searches, together with tax lien, judgment and litigation searches with respect to the Substitute Property, Borrower, Indemnitor and the Guarantor, if applicable, in the State where the Substitute Property is located and the jurisdictions where each such Person has its principal place of business.

     (bb) Intentionally Omitted.

     (cc) Intentionally Omitted.

     (dd) Lender shall have received if the Borrower owns a leasehold estate in the Substitute Property, (i) a certified copy of the Ground Lease for the Substitute Property, together with all amendments and modifications thereto and a recorded memorandum thereof, which Ground Lease would be reasonably satisfactory in all respects to a prudent institutional mortgage lender and which contains customary leasehold mortgagee provisions and protections, and which shall provide, among other things, (A) for a remaining term of no less than the greater of (1) 20 years from the Maturity Date or (2) 10 years from the end of the scheduled amortization term of the Loan, (B) that the Ground Lease shall not be terminated until Lender has received notice of a default thereunder and has had a reasonable opportunity to cure or complete foreclosure, and fails to do so in a diligent manner, (C) for a new lease on the same terms to the Lender as tenant if the Ground Lease is terminated for any reason, (D) the non-merger of fee and leasehold interests, and (E) that insurance proceeds and condemnation awards (from the fee interest as well as the leasehold interest) will be applied pursuant to the terms of this Agreement, and (ii) a ground lease estoppel executed by the fee owner and ground lessor of the Substitute Property, reasonably acceptable to Lender.

     (ee) Borrower shall submit to Lender, not less than fifteen (15) Business Days prior to the date of such substitution, a release of Lien (and related Loan Documents) for the Release Property for execution by Lender. Such release shall be in a form appropriate for the jurisdiction in which the Release Property is located.

     (ff) Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.6 have been satisfied.

     (gg) Upon the satisfaction of the foregoing conditions precedent, Lender will release its Lien from the Release Property to be released and the Substitute Property shall be deemed to be an Individual Property for purposes of this Agreement and the Substitute Allocated Loan Amount with respect to such Substitute Property shall be deemed to be the Allocated Loan Amount with respect to such Substitute Property for all purposes hereunder.

     Section 2.7    Out Parcel Releases. Upon the request of Borrower, Lender
                    -------------------
shall release one or more Out-Parcels from the Lien of the applicable Security Instrument and execute instruments of release or partial release in duly recordable form (and in the case of the San Juan Property, release and endorse to Borrower any mortgage notes securing the mortgages on the San Juan Property) (an "Out-Parcel Release") provided that Borrower shall, at its sole cost and expense, comply with all of the following terms, conditions and provisions with respect to such Out-Parcel and requested Out-Parcel Release:

     a. at the time of any such Out-Parcel Release, no Event of Default shall have occurred and be continuing;

     b. ingress to and egress from all portions of the applicable Individual Property of which the Out-Parcel forms a part remaining after the Out-Parcel Release (the "Remaining Property") shall be over fully dedicated public roads;

     c. Borrower shall have obtained, (i)(x) subdivision, zoning, building and all other governmental approvals necessary or required so that the Out-Parcel and the Remaining Property, shall, upon such Out-Parcel Release, together and separately, satisfy and comply, in all material respects and so that any immaterial non-compliance does not adversely affect the lien of the applicable Security Instrument or the value or utility of the applicable Individual Property as it existed immediately prior to such release, with all the applicable subdivision, zoning, building, environmental protection and all other Applicable Laws, including sewer capacity requirements, or (y) a legal opinion by counsel reasonably satisfactory to Lender (or such other evidence as would be reasonably acceptable to a prudent institutional mortgage loan lender), that the Out-Parcel and the Remaining Property are each entitled to be used and occupied as of right without reference to or reliance on the other parcel (except with respect to easements which have been reasonably approved by Lender in connection with an Out-Parcel Release applying the standards of a reasonably prudent institutional mortgage loan lender) and (ii) either a legal opinion by counsel reasonably satisfactory to Lender stating that, or an endorsement to the title insurance policy insuring the Lien of the applicable Security Instrument insuring that, the Out-Parcel has been designated, assessed and taxed as a separate tax lot independent from the Remaining Property or such other evidence as would be reasonably acceptable to a prudent institutional mortgage loan lender;

     d.   prior to the Out-Parcel Release, Borrower shall prepare and provide to
          Lender: subdivision map(s) of all those portions of the Individual Property which are approved by all Governmental Authorities having jurisdiction over the Out-Parcel and/or the Remaining Property, whose approval as to such plans and maps is required; and copies of each and all proposed easements and cross-easements and mutual or non-exclusive easements for ingress, egress, access, pedestrian walkways, parking, traffic flow, utilities and services and utilities shared by the Remaining Property and the Out-Parcel and the like which may be required by any Governmental Authority having jurisdiction or which are necessary or advisable and a survey of the Out Parcel(s) to be released and of the Remaining Property, in a form, scope and substance that would be acceptable to a reasonably prudent mortgage lender, including an accurate legal description of the Out Parcel(s) to be released;

     e. such subdivision map(s) (or other evidence that would be reasonably acceptable to a prudent institutional mortgage loan lender) shall show such parking structures and parking layouts as will afford, to the Improvements located on the Remaining Property the aggregate number of parking spaces deemed necessary by Lender for the operations of the Remaining Property, and the number of parking spaces required by the then applicable zoning requirements for the Remaining Property;

     f. Borrower shall provide Lender with such surveys, drawings, plans, specifications, proposed easements and consents, certificates and agreements, such legal opinions from attorneys reasonably acceptable to Lender and such other evidence as Lender may reasonably request or require to determine that the foregoing conditions have been satisfied;

     g. all Leases demising any part of the Remaining Property shall remain in full force and effect and unaffected in any manner which would constitute a default thereunder as a result of the Out-Parcel Release;

     h. all operating agreements affecting all or any part of the Remaining Property or the Out-Parcel shall remain in full force and effect and remain otherwise unaffected as a result of the Out-Parcel Release, except for amendments or modifications of such agreements necessary to accommodate the Out-Parcel Release, provided such amendments and/or modifications have been previously approved by Lender in writing, which approval shall not be unreasonably withheld, conditioned or delayed;

     i. Borrowers shall deliver to Lender evidence reasonably acceptable to Lender that, other than the applicable Security Instrument, there are no liens, mortgages, deeds of trust or other security instruments, as the case may be, encumbering the Individual Property remaining encumbered by the lien of the applicable Security Instrument, including the Remaining Property, including without limitation, a "bring down" or "date down" of the title insurance policies insuring the lien of the Security Instrument on such Remaining Property; provided, however, after prior written approval of Lender, which approval shall not be unreasonably withheld, conditioned or delayed, the Lien of the Security Instrument on the Remaining Property shall be subordinated to any easements or access or use agreements created for the benefit of the Out-Parcel which was the subject of the Out-Parcel Release, provided said easements and/or agreements (i) are reasonably necessary for the operation of the Out-Parcel and (ii) do not, in the aggregate, materially adversely effect (A) the value or operation of the Remaining Property or (B) Borrower's ability to repay its obligations hereunder in a timely manner;

     j. Borrower shall simultaneously with the Out-Parcel Release transfer title to the Out-Parcel to a Person other than any Borrower or any Principal ("Release Premises Transferee") and such Release Premises Transferee shall assume all obligations and liabilities (other than those related to the Note, this Agreement or any of the other Loan Documents) related to the Out-Parcel, if any, from and after the date of such transfer and such third party Release Premises Transferee shall erect and operate additional structures whose use is consistent with the use of the Individual Property;

     k. Borrower shall pay all of Lender's reasonable out-of-pocket costs and expenses (including reasonable counsel fees and disbursements) incurred in connection with Lender's review of the foregoing items, the determination of the satisfaction of such conditions and otherwise incurred in connection with the Out-Parcel Release, but Borrower shall not be obligated to pay any release fee in connection therewith;

     l.   Borrower shall pay to Lender the Out-Parcel Release Premium;

     m. Borrower delivers to Lender a legal opinion reasonably satisfactory to Lender from a law firm reasonably acceptable to Lender, stating among other things, that the tax qualification and status of the REMIC Trust will not be adversely affected or impaired as a result of the Out-Parcel Release; and

     n. Borrower delivers to Lender any other documents, instruments, information and approvals that Lender may reasonably request.

     Lender shall release such Out-Parcel from the Lien of the applicable Security Instrument, promptly after all of the requirements of this Section 2.7 have been satisfied.

          All instruments of release shall be in duly recordable form and contain such covenants, conditions and restrictions and shall reserve such rights and easements with respect to the Out-Parcel as are necessary to protect and preserve Lender's interests in the Remaining Property after any such release.

     III. CASH MANAGEMENT
          ---------------

     Section 3.1  Establishment of Accounts.
                  -------------------------

     (a) Borrower shall, simultaneously herewith, (i) establish one or more accounts (individually and collectively, the "Property Account") with Property Account Bank into which Borrower shall deposit, or cause to be deposited, all Gross Income from Operations, and (ii) execute an agreement with Lender and the Property Account Bank providing for the control of the Property Account substantially in the form of Exhibit A attached herewith (the "Property Account Agreement").

     (b) In addition, Borrower shall establish accounts with the Lockbox Bank (the "Lockbox Account"), into which Borrower shall deposit or cause to be deposited all sums on deposit in the Property Account, in accordance with Sections 3.2 and 3.6 hereof. The Lockbox Bank shall establish the following Accounts (which may be book entry sub-accounts) into which Gross Income from Operations shall be deposited or allocated:

          (i) An account with Lockbox Bank into which Borrower shall deposit, or cause to be deposited, the Monthly Tax Deposit (the "Tax Account");

          (ii) An account with Lockbox Bank into which Borrower shall deposit, or cause to be deposited, the Monthly Insurance Premium Deposit (the "Insurance Premium Account");

          (iii) An account with Lockbox Bank into which Borrower shall deposit, or cause to be deposited, the Monthly Debt Service Payment Amount (the "Debt Service Account");

          (iv) An account with Lockbox Bank into which Borrower shall deposit, or cause to be deposited, the Replacement Reserve Deposit (the "Replacement Reserve Account");

          (v) An account with Lockbox Bank into which Borrower shall deposit, or cause to be deposited, the Required Repair Fund (the "Required Repair Account");

          (vi) An account with Lockbox Bank into which Borrower shall deposit, or cause to be deposited, the Monthly Ground Rent Deposit (the "Ground Rent Account").

     Section 3.2  Deposits into Lockbox Account. (a) Borrower represents,
                  -----------------------------
warrants and covenants that (i) Borrower shall, or shall cause Manager to, deposit all Gross Income from Operations into the Property Account within one
(1) Business Day (or with respect to the San Juan Property only, one (1) Puerto Rico Business Day) of receipt, (ii) Borrower shall instruct the Manager to deposit all Gross Income from Operations collected by Manager, if any, pursuant to the Management Agreement into the Property Account within one (1) Business Day (or with respect to the San Juan Property only, one (1) Puerto Rico Business
Day) of receipt, (iii) Borrower shall send a notice, substantially in the form of Exhibit C, to all tenants now or hereafter occupying space at each Individual Property directing them to pay all rent and other sums due under the lease to which they are a party into the Property Account, (iv) Borrower will deposit all Gross Income from Operations it shall receive from the Property, if any, into the Property Account within one (1) Business Day (or with respect to the San Juan Property only, one (1) Puerto Rico Business Day) of receipt, (v) Borrower shall deposit all Accounts Receivable for the Property into the Property Account within one (1) Business Day (or with respect to the San Juan Property only, one
(1) Puerto Rico Business Day) of receipt, (vi) Borrower shall send a notice, substantially in the form of Exhibit D, to all consumer credit/ charge card organizations or entities which sponsor or administer such cards (including the American Express Card, the Visa Card and the

Mastercard) as are accepted for payment at the Property, directing them to pay all sums due to Borrower (or to Manager, as the case may be), directly to the Property Account, (vii) there shall be no other accounts maintained by Borrower or any other Person into which revenues from the ownership and operation of the Properties are directly deposited, and (viii) neither Borrower nor any other Person shall open any other such account with respect to the direct deposit of income in connection with the Properties. Until deposited into the Property Account, any Rents and other revenues from the Properties held by Borrower shall be deemed to be Collateral and shall be held in trust by it for the benefit, and as the property, of Lender and shall not be commingled with any other funds or property of Borrower.

     (b) Borrower represents, warrants and covenants that, (i) Borrower will continue to deposit all Gross Income from Operations it receives into the Property Account, (ii) Borrower, or Lender on behalf of Borrower, shall instruct the Manager to continue to deposit all Gross Income from Operations and all other sums collected by Manager, if any, pursuant to the Management Agreement into the Property Account and (iii) immediately upon the occurrence of a Triggering Event, Borrower, or Lender on behalf of Borrower, shall send notice to the Property Account Bank indicating that Borrower's rights in the Property Account have been suspended.

     (c) Borrower warrants and covenants that it shall not rescind, withdraw or change any notices or instructions required to be sent by it pursuant to this
Section 3.2 without Lender's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

     The Triggering Event shall be deemed cured (unless the cause of such Triggering Event was the occurrence of an Event of Default) on the first monthly test date on which the Debt Service Coverage Ratio for the twelve (12) full calendar months immediately preceding the date of calculation is equal to or greater than the Required Ratio and in connection with such cure Lender shall send a notice to the Property Account Bank indicating that all of Borrower's rights in the Property Account have been reinstated. The Required Ratio may be obtained by, (i) prepaying the Loan (or a portion thereof) subject to the terms of this Agreement, the Note or any of the other Loan Documents (the amount of such paydown, the "Paydown Amount"), (ii) posting cash collateral or a Letter of Credit in the Paydown Amount) or (iii) improved performance of the Properties (a "Performance Cure"). In the event Borrower has cured the Triggering Event by posting cash collateral or a Letter of Credit in the Paydown Amount and the performance of the Properties improve so that the Required Ratio is maintained without the cash collateral or Letter of Credit, as applicable, Lender shall promptly return the applicable cash collateral or Letter of Credit to Borrower upon Borrower's written request therefor. Borrower's right to cure the Triggering Event shall be limited to two (2) times in each calendar year. In the event that (i) Borrower posts cash collateral or a Letter of Credit in the Paydown Amount and a subsequent a Performance Cure occurs and (ii) Borrower does not request the return of the cash collateral or Letter of Credit as permitted hereunder, the occurrence of the Performance Cure (and the continued posting of the applicable cash collateral or Letter of Credit) shall not constitute a second cure for the purpose of the immediately preceding sentence

     Section 3.3    Account Name. (a) The Property Account, the Lockbox Account,
                    ------------
the Tax Account, the Insurance Premium Account, the Replacement Reserve Account, the Required Repair Account, the Ground Rent Account, and the Debt Service Account, shall each be in the name of Borrower for the benefit of Lender as mortgagee.

          (b) In the event Lender transfers or assigns the Loan, Property Account Bank and Lockbox Bank, at Lender's request, shall change the name of each account to the name of the transferee or assignee. In the event Lender retains a servicer to service the Loan, Property Account Bank and Lockbox Bank, at Lender's request, shall change the name of each account to the name of the servicer, as agent for Lender.

     Section 3.4    Eligible Accounts. Borrower, Property Account Bank and
                    -----------------
Lockbox Bank shall maintain each Account as an Eligible Account.

     Section 3.5    Permitted Investments. Sums on deposit in any Account may be
                    ---------------------
invested in Permitted Investments provided (i) such investments are then regularly offered by Property Account Bank or Lockbox Bank, as the case may be, for accounts of this size, category and type, (ii) such investments are permitted by applicable federal, Commonwealth of Puerto Rico, State and local rules, regulations and laws, (iii) the maturity date of the Permitted Investment is not later than the date on which sums in the applicable Account are required for payment of an obligation for which such Account was created, and (iv) no Event of Default shall have occurred and be continuing. Borrower shall have the right to direct Property Account Bank or Lockbox Bank, as the case may be, to invest sums on deposit in such Accounts (other than the Property Account and the Lockbox Account) in Permitted Investments. All income earned from Permitted Investments shall be property of Borrower. Borrower hereby irrevocably authorizes and directs Property Account Bank or Lockbox Bank, as the case may be, to hold any income earned from Permitted Investments as part of the Accounts. Borrower shall be responsible for payment of any federal, State or local income or other tax applicable to income earned from Permitted Investments. No other investments of the sums on deposit in the Accounts shall be permitted except as set forth in this Section 3.5. Lender shall not be liable for any loss sustained on the investment of any funds constituting the Reserve Funds or of any funds deposited in the related Accounts.

     Section 3.6    The Initial Deposits.
                    --------------------

          Upon the occurrence of a Triggering Event, Lender shall determine, in its reasonable discretion, the initial deposit amounts (the "Initial Deposits") required to be deposited in each of the Tax Account, the Insurance Premium Account, the Replacement Reserve Account, the Required Repair Account, the Ground Rent Account and shall notify Borrower of such amounts. Borrower shall deposit the respective Initial Deposits into each Account.

     Section 3.7    Transfer To and Disbursements from the Lockbox Account.
                    ------------------------------------------------------
After the occurrence of a Triggering Event, on each Business Day (or in the case of the San Juan Property only, on each Puerto Rico Business Day), Property Account Bank shall transfer, or Borrower shall transfer or cause to be transferred, all funds on deposit in the Property Account to the Lockbox Account.

     (a) Lockbox Bank shall withdraw all funds on deposit in the Lockbox Account on each Business Day of each month,

     (b) Lockbox Bank shall disburse the funds in the Lockbox Account in following order of priority:

          (i) First, funds sufficient to pay the Monthly Ground Rent Deposit shall be deposited in the Ground Rent Account;

          (ii) Second, funds sufficient to pay the Monthly Tax Deposit shall be deposited in the Tax Account;

          (iii) Third, funds sufficient to pay the Monthly Insurance Premium Deposit shall be deposited in the Insurance Premium Account;

          (iv) Fourth, funds sufficient to pay the Monthly Debt Service Payment Amount shall be deposited into the Debt Service Account to be applied (A) first, to the payment of accrued and unpaid interest computed at the Applicable Interest Rate; and (B) second to the Monthly Scheduled Amortization Payment and the reduction of the principal sum;

          (v) Fifth, funds sufficient to pay any required Replacement Reserve Deposit shall be deposited in the Replacement Reserve Account;

          (vi) Sixth, funds sufficient to pay any interest accruing at the Default Rate, and late payment charges, if any, shall be deposited in the Debt Service Account;

          (vii) Seventh, to the payment of Lockbox Bank for fees and expenses incurred in connection with this Agreement and the accounts established hereunder; and

          (viii) Eighth, provided no Event of Default has occurred and is continuing, all amounts remaining in the Lockbox Account after deposits for items (i) through (vii) for the current month and all prior months shall be disbursed to Borrower in accordance with Borrower's written instructions.

     Section 3.8    Withdrawals From the Tax Account and the Insurance Premium
                    ----------------------------------------------------------
Account. Lender shall have the right to withdraw funds from the Tax Account to
-------
pay Taxes on or before the date Taxes are due and payable. Lender shall have the right to withdraw funds from the Insurance Premium Account to pay Insurance Premiums on or before the date Insurance Premiums are due and payable. Lockbox Bank shall disburse funds from the Tax Account and the Insurance Premium Account in accordance with Lender's written request therefor on the Business Day following Lockbox Bank's receipt of such written request.

     Section 3.9    Withdrawals from the Replacement Reserve Account. Lender
                    ------------------------------------------------
shall disburse funds on deposit in the Replacement Reserve Account in accordance with the provisions of Section 7.3 hereof.

     Section 3.10   Withdrawals from the Debt Service Account. Lender shall have
                    -----------------------------------------
the right to withdraw funds from the Debt Service Account to pay the Monthly Debt Service Payment Amount on or after the date when due, together with any late payment charges or interest accruing at the Default Rate.

     Section 3.11   Withdrawals from the Ground Rent Account. Lender shall have
                    ----------------------------------------
the right to withdraw funds from the Ground Rent Account in accordance with
Section 7.6 hereof.

     Section 3.12   Withdrawals from the Property Account. So long as no
                    -------------------------------------
Triggering Event has occurred and remains uncured, Borrower shall have the right to withdraw funds from the Property Account; provided, however, after the occurrence of a Triggering Event, Borrower may withdraw from the Property Account sums necessary for the operation of the Properties provided (i) such sums are approved to be spent pursuant to the Annual Budget and (ii) Borrower has received Lender's prior written consent to each such withdrawal, which consent shall not be unreasonably withheld, conditioned or delayed.

     Section 3.13   Sole Dominion and Control. Borrower acknowledges and agrees
                    -------------------------
that the Accounts are subject to the sole dominion, control and discretion of Lender, its authorized agents or designees, including Property Account Bank and Lockbox Bank, subject to the terms hereof; and Borrower shall have no right of withdrawal with respect to any Account except with the prior written consent of Lender or as otherwise provided herein.

     Section 3.14   Security Interest. Borrower hereby grants to Lender a first
                    -----------------
priority security interest in each of the Accounts and the Account Collateral as additional security for the Debt.

     Section 3.15   Rights on Default. Notwithstanding anything to the contrary
                    -----------------
in this Section, upon the occurrence and during the continuance of an Event of Default, Lender shall promptly notify Property Account Bank and Lockbox Bank in writing of such Event of Default and, without notice from Property Account Bank, Lockbox Bank or Lender, (a) Borrower shall have no further right in respect of (including, without limitation, the right to instruct Lockbox Bank or Property Account Bank to transfer from) the Accounts, (b) Lender may direct Property Account Bank or Lockbox Account to liquidate and transfer any amounts then invested in Permitted Investments to the Accounts or reinvest such amounts in other Permitted Investments as Lender may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or pursuant to the other Loan Documents or to enable Property Account Bank or Lockbox Account, as agent for Lender, or Lender to exercise and enforce Lender's rights and remedies hereunder or under any other Loan Document with respect to any Account or any Account Collateral, and (c) Lender shall have all rights and remedies with respect to the Accounts and the amounts on deposit therein and the Account Collateral as described in this Agreement and in the Security Instruments, in addition to all of the rights and remedies available to a secured party under the UCC, and, notwithstanding anything to the contrary contained in this Agreement or in the Security Instruments, may apply the amounts of such Accounts as Lender determines in its sole discretion including, but not limited to, payment of the Debt.

     Section 3.16   Financing Statement; Further Assurances. Borrower shall
                    ---------------------------------------
execute and deliver to Lender for filing a financing statement or statements under the UCC in connection with any of the Accounts and the Account Collateral with respect thereto in the form required to properly perfect Lender's security interest therein. Borrower agrees that at any time and from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Permitted Investments) or to enable Lockbox Bank or Lender to exercise and enforce its rights and remedies hereunder with respect to any Account or Account Collateral.

     Section 3.17   Borrower's Obligation Not Affected. The insufficiency of
                    ----------------------------------
funds on deposit in the Accounts shall not absolve Borrower of the obligation to make any payments, as and when due pursuant to this Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever.

     Section 3.18   Payments Received Under this Agreement. Notwithstanding
                    --------------------------------------
anything to the contrary contained in this Agreement or the other Loan Documents, and provided no Event of Default has occurred and is continuing, Borrower's obligations with respect to the monthly payment of Debt Service and amounts due for the Ground Lease Escrow Fund, Tax and Insurance Escrow Fund, Replacement Reserve Fund and any other payment reserves established pursuant to this Agreement or any other Loan Document shall (provided Lender is not prohibited from withdrawing or applying any funds in the Accounts by operation of law or otherwise) be deemed satisfied (and no Default or Event of Default shall result therefrom) to the extent sufficient amounts are deposited in the Lockbox Account established pursuant to this Agreement to satisfy such obligations on the dates each such payment is required, regardless of whether any of such amounts are so applied by Lender.

     IV.  REPRESENTATIONS AND WARRANTIES
          ------------------------------

     Section 4.1    Borrower Representations. Borrower represents and warrants
                    ------------------------
as of the date hereof that:

     4.1.1  Organization. Borrower is duly organized and is validly existing and
            ------------
in good standing in the jurisdiction in which it is organized, with requisite power and authority to own its properties and to transact the businesses in which it is now engaged. Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged. Attached hereto as Schedule IV is an organizational chart of Borrower.

     4.1.2  Proceedings. Borrower has taken all necessary action to authorize
            -----------
the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and such other Loan Documents have been duly executed and delivered by or on behalf of Borrower and constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     4.1.3  No Conflicts. The execution, delivery and performance of this
            ------------
Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement, management agreement or other material agreement or instrument to which Borrower is a party or by which any of Borrower's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of Borrower's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

     4.1.4  Litigation. Except as disclosed on Schedule VIII attached hereto,
            ----------
there are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower or any Individual Property, which actions, suits or proceedings, if determined against Borrower or any Individual Property, could reasonably be expected to materially adversely affect the condition (financial or otherwise) or business of Borrower or the condition or ownership of any Individual Property.

     4.1.5  Agreements. Borrower is not a party to any agreement or instrument
            ----------
or subject to any restriction which could reasonably be expected to materially and adversely affect Borrower or any Individual Property, or Borrower's business, properties or assets, operations or condition, financial or otherwise. Except as disclosed on Schedule IX attached hereto, Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or any of the Properties are bound which could reasonably be expected to materially and adversely affect Borrower or any Individual Property.

     4.1.6  Solvency. Borrower (a) has not entered into the transaction or
            --------
executed the Note, this Agreement or any other Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under such Loan Documents. Giving effect to the Loan, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to incur debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt and liabilities as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower). Except as expressly disclosed by Borrower to Lender in writing, no petition in bankruptcy has been filed against Borrower or any constituent Person in the last seven (7) years, and neither Borrower nor any constituent Person in the last seven (7) years has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors. Neither Borrower nor any of its constituent Persons are contemplating either the filing of a petition by it under any State or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Borrower's assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it or such constituent Persons.

     4.1.7  Full and Accurate Disclosure. No statement of fact made by Borrower
            ----------------------------
in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no material fact presently known to Borrower which has not been disclosed to Lender which materially adversely affects, or could reasonably be expected to materially adversely affect, any Individual Property or the business, operations or condition (financial or otherwise) of Borrower, or Guarantor or Indemnitor.

     4.1.8  No Plan Assets. Borrower is not an "employee benefit plan," as
            --------------
defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition, (a) Borrower is not a "governmental plan" within the meaning of Section 3(32) of ERISA and (b) transactions by or with Borrower are not subject to State statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by this Agreement.

     4.1.9  Compliance. Except as expressly disclosed in the Physical Condition
            ----------
Reports, Environmental Reports or Surveys, Borrower and the Properties and the use thereof comply in all material respects with all applicable Legal Requirements, including, without limitation, all Environmental Laws, building and zoning ordinances and codes.

Borrower is not, in any material respect, in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority. There has not been committed by Borrower or, to the best of Borrower's knowledge, any other Person in occupancy of or involved with the operation or use of the Properties any act or omission affording the federal government or any other Governmental Authority the right of forfeiture as against any Individual Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents.

     4.1.10 Financial Information. All financial data, including, without
            ---------------------
limitation, the statements of cash flow and income and operating expense, that have been delivered to Lender in respect of the Properties (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Properties as of the date of such reports in all material respects, and (iii) have been prepared in accordance with GAAP throughout the periods covered, except as disclosed therein. Except for Permitted Encumbrances, Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on any Individual Property or the operation thereof as hotels except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower from that set forth in said financial statements.

     4.1.11 Condemnation. Except as disclosed on Schedule X attached hereto, no
            ------------
Condemnation or other similar proceeding has been commenced or, to Borrower's best knowledge, is threatened or contemplated with respect to all or any portion of any Individual Property or for the relocation of roadways providing access to any Individual Property.

     4.1.12 Federal Reserve Regulations. No part of the proceeds of the Loan
            ---------------------------
will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

     4.1.13 Utilities and Public Access. Except as set forth on Schedule XV
            ---------------------------
attached hereto, each Individual Property has rights of access to public ways and is served by public water, sewer, sanitary sewer and storm drain facilities adequate to service such Individual Property for its respective intended uses. All public utilities necessary for the full use and enjoyment of each Individual Property are located either in the public right-of-way abutting such Individual Property (which are connected so as to serve such Individual Property without passing over other property) or in recorded easements serving such Individual Property and such easements are set forth in the respective Title Insurance Policy. All roads necessary for the use of each Individual Property for their current respective purposes have been completed, are physically open and dedicated to public use and have been accepted by all Governmental Authorities.

     4.1.14 Not a Foreign Person. Borrower is not a "foreign person" within the
            --------------------
meaning of (S) 1445(f)(3) of the Code.

     4.1.15 Separate Lots. Each Individual Property is comprised of one (1) or
            -------------
more parcels which constitute a separate tax lot or lots and does not constitute a portion of any other tax lot not a part of such Individual Property.

     4.1.16 Assessments. Except as disclosed on Schedule XI or in the Title
            -----------
Insurance Policy, there are no material pending or, to the best of Borrower's knowledge, proposed special or other assessments for public improvements or otherwise affecting any Individual Property, nor, to the best of Borrower's knowledge, are there any contemplated improvements to any Individual Property that may result in such special or other assessments.

     4.1.17 Enforceability. The Loan Documents are not subject to any right of
            --------------
rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto. Each of the Security Instruments is enforceable in accordance with their respective terms by Lender (or any subsequent holder thereof), subject to principles of equity and bankruptcy, insolvency and other laws generally applicable to creditors' rights and the enforcement of debtors' obligations.

     4.1.18 No Prior Assignment. There are no prior assignments of the Leases or
            -------------------
any portion of the Rents due and payable or to become due and payable which are presently outstanding.

     4.1.19 Insurance. Borrower has obtained and has delivered to Lender
            ---------
certified copies (or other evidence reasonably acceptable to Lender) of all insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. Except as disclosed on Schedule XVI attached hereto, no claims have been made under any such policy, and no Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any such policy.

     4.1.20 Use of Property. Each Individual Property is used exclusively for
            ---------------
hotel purposes and other appurtenant and related uses, including, without limitation, with respect to the San Juan Property only, a casino.

     4.1.21 Certificate of Occupancy; Licenses. Except as expressly set forth in
            ----------------------------------
a Physical Condition Report, Title Insurance Policy or Survey, all material certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits and any applicable liquor, hospitality and gaming licenses required for the legal use, occupancy and operation of each Individual Property as a hotel and casino, if applicable (collectively, the "Licenses"), have been obtained and are in full force and effect. Borrower has paid in full all fees and other charges related to the Licenses which are due and payable as of the date hereof, including, without limitation, the quarterly payments of the casino franchise fee imposed by Act No. 221 of May 15, 1948 as amended of the Commonwealth of Puerto Rico. Borrower shall keep and maintain, or cause to be kept and maintained, all Licenses necessary for the operation of each Individual Property as a hotel and casino, if applicable, and pay any fees in connection therewith on or prior to the date they are due, unless the failure to pay such fees would not be reasonably be expected to have a material adverse effect on Borrower or any Individual Property. The use being made of each Individual Property is in conformity with the certificate of occupancy issued for such Individual Property.

     4.1.22 Flood Zone. Except as shown on the Survey for each Individual
            ----------
Property, none of the Improvements on any Individual Property are located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards and, if so located, the flood insurance required pursuant to Section 6.1(a)(vii) is in full force and effect with respect to each such Individual Property.

     4.1.23 Physical Condition. Except as expressly set forth in a Physical
            ------------------
Condition Report, each Individual Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in any Individual Property, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any Individual Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. Each Individual Property is free from damage covered by fire or other casualty. All liquid and solid waste disposal, septic and sewer systems located on each Individual Property are in a good and safe condition and repair and in compliance with all Legal Requirements.

     4.1.24 Boundaries. Except as expressly set forth in a Physical Condition
            ----------
Report, all of the Improvements which were included in determining the appraised value of each Individual Property lie wholly within the boundaries and building restriction lines of such Individual Property, and no improvements on adjoining properties encroach upon such Individual Property, and no easements or other encumbrances upon the applicable Individual Property encroach upon any of the Improvements, so as to materially affect the value or marketability of the applicable Individual Property except those which are insured against by the Title Insurance Policy.

     4.1.25 Leases. No Person has any possessory interest in any Individual
            ------
Property or right to occupy the same except under and pursuant to the provisions of the Leases. The current Leases are in full force and effect and, except as disclosed on Schedule XII attached hereto and to the best of Borrower's knowledge, there are no material defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute material defaults thereunder. Except for security deposits required under the respective Leases, no Rent has been paid more than one (1) month in advance of its due date. There are no offsets or defenses to the payment of any portion of the Rents. Except as set forth on Schedule XIII attached hereto, all work to be performed by Borrower under each Lease has been performed as required and has been accepted by the applicable tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by Borrower to any tenant has already been received by such tenant. There is no prior sale, transfer or assignment, hypothecation or pledge of any Lease or of the Rents received therein which is presently outstanding. Except as set forth on Schedule XIV attached hereto, no tenant under any Lease has assigned its Lease or sublet all or any portion of the premises demised thereby, no such tenant holds its leased premises under assignment or sublease, nor does anyone except such tenant and its employees occupy such leased premises. No tenant under any Lease has a right or option pursuant to such Lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part. Except as otherwise disclosed in a tenant estoppel certificate delivered to Lender in connection with the Loan, no tenant under any Lease has any right or option for additional space in the Improvements. To the best of Borrower's knowledge, no Hazardous Materials have been disposed, stored or treated by any tenant under any Lease on or about the leased premises in violation of Environmental Laws nor does Borrower have any knowledge of any tenant's intention to use its leased premises for any activity which, directly or indirectly, involves the use, generation, treatment, storage, disposal or transportation of any Hazardous Materials in violation of Environmental Laws.

         4.1.26 Survey. The Survey for each Individual Property delivered to
                ------
Lender in connection with this Agreement does not fail to reflect any material matter known to Borrower affecting such Individual Property or the title thereto.

         4.1.27 Inventory. Borrower is the owner of all of the equipment and
                ---------
assets at the Properties (other than equipment leased as permitted hereunder) and shall not lease any equipment or assets other than as permitted hereunder.

         4.1.28 Filing and Recording Taxes. All transfer taxes, deed stamps,
                --------------------------
documentary stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Properties to Borrower have been or will be paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Security Instruments, have been paid.

         4.1.29 Insolvency Opinion. All of the assumptions made in the
                ------------------
Insolvency Opinion, including, but not limited to, any exhibits attached thereto, are true and correct in all material respects and any assumptions made in any subsequent non-consolidation opinion required to be delivered in connection with the Loan Documents (an "Additional Insolvency Opinion"), including, but not limited to, any exhibits attached thereto, will have been and shall be true and correct in all material respects.

         4.1.30 Management Agreement. The Management Agreement is in full force
                --------------------
and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder.

         4.1.31 Illegal Activity. No portion of any Individual Property has been
                ----------------
or will be purchased with proceeds of any illegal activity and to the best of Borrower's knowledge, there are no illegal activities or activities relating to any controlled substances at any Individual Property.

         4.1.32 No Change in Facts or Circumstances; Disclosure. All information
                -----------------------------------------------
submitted by Borrower to Lender and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower in this Agreement or in any other Loan Document, are accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects or could reasonably be expected to materially and adversely affect the use, operation or value of the Properties or the business operations or the financial condition of Borrower. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any Provided Information or representation or warranty made herein to be materially misleading.

         4.1.33 Investment Company Act. Borrower is not (a) an "investment
                ----------------------
company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or State law or regulation which purports to restrict or regulate its ability to borrow money.

         4.1.34 Principal Place of Business. Each Borrower's principal place of
                ---------------------------
business as of the date hereof is the address set forth on Schedule XVII attached hereto.

         4.1.35 Single Purpose Entity. Except as otherwise permitted pursuant to
                ---------------------
the terms of the Loan Documents, (i) each Maker (other than Posadas de San Juan Associates) covenants and agrees that it has not and shall not, (ii) each of Posadas de San Juan Associates and Maryland Guarantor agrees that it shall not,
(iii) each Maker and Maryland Guarantor agrees that its general partner(s), if such Maker or Maryland Guarantor, as applicable, is a partnership, or its managing member(s) or single member (other than W-Atlanta Manager Corp. and W-Boston Manager Corp.), as applicable, if such Maker or Maryland Guarantor, as applicable, is a limited liability company (in each case, "Other Principals") has not and shall not and (iv) each Maker and Maryland Guarantor agrees that W-Atlanta Manager Corp. and W-Boston Manager Corp. (the "Atlanta/Boston Principals"; together with the Other Principals, individually and collectively the, "Principal"), shall not:

                  (a) with respect to each Maker (other than W-Baltimore, LLC) and Maryland Guarantor, engage in any business or activity other than the acquisition, development, ownership, operation, leasing, managing and maintenance of the applicable Properties, and entering into the Loan, and activities incidental thereto and with respect to each Principal, engage in any business or activity other than the ownership of its interest in Maker or Maryland Guarantor, as applicable, and activities incidental thereto including the management of the applicable Properties; and with respect to W-Baltimore, LLC, engage in any business or activity other than entering into the Loan and activities incidental thereto and with respect to its Principal engage in any business or activity other than the ownership of its interest in W-Baltimore, LLC and activities incidental thereto;

                  (b) with respect to each Maker (other than W-Baltimore, LLC) and Maryland Guarantor, acquire or own any material assets other than (i) the applicable individual Property, and (ii) such incidental Personal Property as may be necessary for the operation of the applicable Individual Property and with respect to each Principal, acquire or own any material asset other than its interest in the applicable Maker or Maryland Guarantor, as applicable and with respect to the W-Baltimore, LLC, acquire or own any material assets;

                  (c) merge into or consolidate with any person or entity or, to the fullest extent that any of the following may be waived or prohibited under Applicable Laws, dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

                  (d) (i) fail to observe its organizational formalities or preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, and qualification to do business in the State where the Property is located, if applicable, or (ii) without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed, amend, modify, terminate or fail to comply with the provisions of each Borrower's partnership agreement, articles or certificate of incorporation, articles of organization or similar organizational documents, as the case may be, or of Principal's partnership agreement, articles of organization or similar organizational documents, as the case may be, whichever is applicable, except to the extent that any amendment to a filed certification may be required by Applicable Law;

                  (e) except for Travis Real Estate Group Joint Venture's ownership of W-Baltimore, LLC, own any subsidiary or make any investment in, any person or entity without the consent of Lender;

                  (f) commingle its assets with the assets of any of its members, general partners, Affiliates, principals or of any other person or entity, participate in a cash management system with any other entity or person or fail to use its own separate stationery, telephone number, invoices and checks;

                  (g) with respect to each Maker (other than the W-Baltimore, LLC), incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation other than in connection with the Maryland Guaranty), other than the Debt, except for (1) trade payables in the ordinary course of its business of owning and operating the Individual Property or Properties as applicable, provided that such debt (i) is not evidenced by a note, (ii) is paid within sixty (60) days of the date incurred (unless the same are being contested in accordance with the terms hereof), (iii) does not exceed, in the aggregate, four percent (4%) of the applicable Allocated Loan Amount and
(iv) is payable to trade creditors and in amounts as are normal and reasonable under the circumstances and (2) Permitted FF&E Financing and with respect to each Principal, incur any debt secured or unsecured, direct or contingent (including guaranteeing any obligations) and with respect to the Maryland Guarantor, incur any debt secured or unsecured, direct or contingent except for the Maryland Guaranty, Permitted FF&E Financing and trade payables in the ordinary course of business of owning and operating the Maryland Property, provided that such debt (A) is not evidenced by a note, (B) is paid within sixty
(60) days of the date incurred, (C) does not exceed four percent (4%) of the Allocated Loan Amount for the Maryland Property and (D) is payable to trade creditors and in amounts as are normal and reasonable under the circumstances with respect to the W-Baltimore, LLC, incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation) other than the Debt, provided, however, the limitations set forth in (ii) and (iii) above and
(B) and (C) above shall not apply to alterations and Restorations made in accordance or contemplated by the terms of this Agreement;

                  (h) become insolvent and fail to pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due (except for debts and liabilities being contested by Maker, or Maryland Guarantor, as applicable, in good faith and in accordance with the terms hereof);

                  (i) (i) fail to maintain its records (including financial statements), books of account and bank accounts separate and apart from those of the members, general partners, principals and affiliates of each Borrower or of each Principal, as the case may be, the Affiliates of a member, general partner or principal of each Borrower or of each Principal, as the case may be, and any other person or entity, (ii) permit its assets or liabilities to be listed as assets or liabilities on the financial statement of any other entity or person or (iii) include the assets or liabilities of any other person or entity on its financial statements except as either of (ii) or (iii) of this Subsection may be required by GAAP and specifically permitted consolidated financial statements; provided, however, that any such consolidated financial statement shall contain a note indicating that its separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity;

                  (j) enter into any contract or agreement with any member, general partner, principal or Affiliate of any Maker or Maryland Guarantor or of any Principal, as the case may be, Guarantor or Indemnitor, or any member, general partner, principal or affiliate thereof (other than a business management services agreement with an affiliate of a Maker or Maryland Guarantor, provided that (i) the manager, or equivalent thereof, under such agreement holds itself out as an agent of the Maker or Maryland Guarantor, and
(ii) the agreement meets the standards set forth in this subsection (j) following this parenthetical), except (A) upon terms and conditions that are commercially reasonable, intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any member, general partner, principal or Affiliate of such Maker or Maryland Guarantor, or of such Principal, as the case may be, Guarantor or Indemnitor, or any member, general partner, principal or Affiliate thereof, (B) in connection with this Agreement and (C) in connection with that certain Lease with El Conquistador Country Club, Inc. at the San Juan Property;

                  (k) to the fullest extent that the following may be waived or prohibited by Applicable Law, seek the dissolution or winding up in whole, or in part, of any Maker or Maryland Guarantor, or of any Principal, as the case may be;

                  (l) fail to correct any known misunderstandings regarding the separate identity of any Maker or Maryland Guarantor, or of Principal, as the case may be, or any member, general partner, principal or Affiliate thereof or any other person;

                  (m) except with respect to the Loan, guarantee or become obligated for the debts of any other entity or person or hold itself out to be responsible for the debts of another entity or person;

                  (n) make any loans or advances to any third party, including any member, general partner, principal or Affiliate of any Maker or Maryland Guarantor or of any Principal, as the case may be, or any member, general partner, principal or Affiliate thereof, and shall not acquire obligations (except in connection with the Maryland Guaranty) or securities of any member, general partner, principal or Affiliate of any Maker or Maryland Guarantor, or any Principal, as the case may be, or any member, general partner, or Affiliate thereof;

                  (o) fail to file its own tax returns or be included on the tax returns of any other person or entity except as required by applicable law;

                  (p) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name or a name franchised or licensed to it by an entity other than an Affiliate of any Maker or Maryland Guarantor or of any Principal (except for services rendered and names licensed, franchised or furnished under business management service agreements with an Affiliate that complies with the terms hereof, so long as the manager, or equivalent thereof, under such business management services agreements holds itself out as an agent of Maker or Maryland Guarantor, as applicable), as the case may be, and not as a division or part of any other entity in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) except with respect to the Maryland Guarantor to suggest that any Maker or Maryland Guarantor or any Principal, as the case may be, is responsible for the debts of any third party (including any member, general partner, principal or Affiliate of any Maker or Maryland Guarantor, or of any Principal, as the case may be, or any member, general partner, principal or Affiliate thereof);

                  (q) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (r) share any common logo with or hold itself out as or be considered as a department or division of (i) any general partner, principal, member or Affiliate of a Maker or Maryland Guarantor or of Principal, as the case may be, (ii) any Affiliate of a general partner, principal or member of a Maker or Maryland Guarantor or of a Principal, as the case may be, or (iii) any other person or entity (except for services rendered and names licensed, franchised or furnished under business management service agreements with an Affiliate that complies with the terms hereof, so long as the manager, or equivalent thereof, under such business management services agreements holds itself out as an agent of Maker or Maryland Guarantor);

                  (s) fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;

                  (t) except with respect to the Maryland Guaranty and as otherwise expressly permitted hereunder, pledge its assets for the benefit of any other person or entity, other than with respect to the Loan;

                  (u) fail to maintain a sufficient number of employees in light of its contemplated business operations;

                  (v) fail to provide in its (i) articles of organization, certificate of formation and/or operating agreement, as applicable, if it is a limited liability company, (ii) partnership agreement, if it is a partnership or
(iii) certificate of incorporation, if it is a corporation, that for so long as the Loan is outstanding pursuant to the Note, this Agreement and the other Loan Documents, it shall not file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors without the affirmative vote of the Independent Director and of all other general partners/managing members/directors;

                  (w)  fail to hold its assets in its own name;

                  (x) if any Maker or Maryland Guarantor is a corporation, fail to consider the interests of its creditors in connection with all corporate actions to the extent permitted by applicable law;

                  (y) have any of its obligations guaranteed by an Affiliate, except for (i) each Borrower's obligations under the Loan Documents, (ii) the Guaranty of Recourse Obligations of Borrower, (iii) the Environmental Indemnity, given by Wyndham, (iv) the Maryland Guaranty given by the Maryland Guarantor and
(v) Wyndham's indemnification of the Property Account Bank;

                  (z) violate or cause to be violated the assumptions made with respect to Maker, Maryland Guarantor and Principal in the Insolvency Opinion or any Additional Insolvency Opinion, as applicable;

                  (aa) with respect to each Principal, fail at any time to have at least two independent directors (collectively, the "Independent Director") that each are not and have not been for at least five (5) years: (a) stockholders, directors (with the exception of serving as the Independent Director of any Principal or any bankruptcy remote special purpose entity which is an Affiliate of any Principal or Maker or Maryland Guarantor), officers, employees, partners, members, attorneys or counsel of Maker, Maryland Guarantor or of Principal or any Affiliate of either of them; (b) customers (other than as hotel guests), suppliers or other person who derives more than one percent (1%) of its profits or revenues (other than any fee paid to such director as compensation for such director to serve as an Independent Director) from its activities with any Maker, Maryland Guarantor, any Principal or any Affiliate of any of them (a "Business Party"); (c) a Person or other entity controlling or under common control with any such stockholder, partner, member, director, officer, attorney, counsel or Business Party; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, member, attorney, counsel or Business Party. (As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person or entity, whether through ownership of voting securities, by contract or otherwise); or

                  (bb) with respect to each Principal, permit its board of directors to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires the unanimous vote of one hundred percent (100%) of the members of the board unless at the time of such action there shall be at least two members who are Independent Directors.

         4.1.36   Business Purposes. The Loan is solely for the business purpose
                  -----------------
of Maker, and is not for personal, family, household, or agricultural purposes.

         4.1.37   Taxes. Except as set for on Schedule XVIII hereto, Borrower,
                  -----
any Guarantor and any Indemnitor have filed all federal, State, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them (except for such Taxes if the failure to pay such Taxes would not have a material adverse effect on Borrower or any of the Properties) . Neither Borrower, any Guarantor nor any Indemnitor knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

         4.1.38   Forfeiture.  There has not been and shall never be committed
                  ----------
by Borrower or, to the best of Borrower's knowledge, any other person in occupancy of or involved with the operation or use any of the Properties any act or omission affording the federal government or any State or local government the right of forfeiture as against any of the Properties or any part thereof or any monies paid in performance of Borrower's obligations under the Note, this Agreement or the other Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

         4.1.39 Environmental Representations and Warranties. Borrower
                --------------------------------------------
represents and warrants, based upon an environmental site assessment of each Individual Property and to the best of Borrower knowledge, that: (a) there are no Hazardous Materials or underground storage tanks in, on, or under any of the Properties, except those that are in compliance with Environmental Laws and with permits issued pursuant thereto (if such permits are required) or fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental site assessments of the Properties delivered to Lender (the "Environmental Reports"); (b) there are no past or present Releases of Hazardous Materials in violation of any Environmental Law and which would require remediation by a Governmental Authority in, on, under or from any of the Properties except as described in the Environmental Reports; (c) there is no Release of Hazardous Materials migrating to any of the Properties except as described in the Environmental Reports; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with any of the Properties except as described in the Environmental Reports; (e) Borrower has not received any written notice or other communication from any Person or entity (including but not limited to a governmental entity) requiring remediation of Hazardous Materials in, on, under or from any of the Properties; and (f) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from any of the Properties known to Borrower or contained in Borrower's current files and records, including but not limited to any reports relating to Hazardous Materials in, on, under or migrating to or from any of the Properties and/or to the environmental condition of the Properties.

         4.1.40 Management Agreement. The Management Agreement is in full force
                --------------------
and effect, all fees and other sums due thereunder have been paid in full to date, and neither Borrower or Manager is in default thereunder.

         4.1.41 Intentionally Omitted.
                ---------------------

         4.1.42 Ground Lease Representations. (a) The Ground Lease is in full
                ----------------------------
force and effect and has not been modified or amended in any manner whatsoever,
(b) there are no defaults under the Ground Lease and no event has occurred which but for the passage of time, or notice, or both would constitute a default under the Ground Lease, (c) all rents, additional rents and other sums due and payable under the Ground Lease have been paid in full, and (d) neither Borrower nor the landlord under the Ground Lease has commenced any action or given or received any notice for the purpose of terminating the Ground Lease.

         Section 4.2 Survival of Representations. Borrower agrees that all of
                     ---------------------------
the representations and warranties of Borrower set forth in Section 4.1 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

         V.    BORROWER COVENANTS
               ------------------

         Section 5.1 Affirmative Covenants. From the date hereof and until
                     ---------------------
payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Security Instruments encumbering the Properties (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that:

         5.1.1 Existence; Compliance with Legal Requirements. Borrower shall do
               ---------------------------------------------
or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply in all material respects with all Legal Requirements applicable to it and the Properties. There shall never be committed by Borrower or any other Person in occupancy of or involved with the operation or use of the Properties any act or omission affording the federal government or any State or local government the right of forfeiture against any Individual Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. Borrower shall at all times maintain, preserve and protect all material franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall keep the Properties in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Security Instruments. Borrower shall keep the Properties insured at all times by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in this Agreement. After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding promptly initiated and conducted in good faith and with due diligence, the validity of any Legal Requirement, the applicability of any Legal Requirement to Borrower or any Individual Property or any alleged violation of any Legal Requirement, provided that (i) no Event of Default has occurred and remains uncured; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any material instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances;
(iii) no Individual Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) Borrower shall promptly upon final determination thereof comply with any such Legal Requirement determined to be valid or applicable or cure any violation of any Legal Requirement; (v) such proceeding shall suspend the enforcement of the contested Legal Requirement against Borrower or any Individual Property; and
(vi) Borrower shall furnish such security as may be required in the proceeding, or as may be reasonably requested by Lender, to insure compliance with such Legal Requirement, together with all interest and penalties payable in connection therewith. Lender may apply any such security, as necessary to cause compliance with such Legal Requirement at any time when, in the reasonable judgment of Lender, the validity, applicability or violation of such Legal Requirement is finally established or any Individual Property (or any part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost.

         5.1.2 Taxes and Other Charges. Subject to Borrower's right to contest
               -----------------------
the same in accordance with the terms and conditions of this Section 5.1.2, Borrower shall pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Properties or any part thereof as the same become due and payable; provided, however, Borrower's obligation to directly pay Taxes shall be suspended for so long as Borrower complies with the terms and provisions of Section 7.2 hereof. Borrower will deliver to Lender receipts for payment or other evidence satisfactory to Lender that the Taxes and Other Charges have been so paid or are not then delinquent no later than ten (10) days prior to the date on which the Taxes and/or Other Charges would otherwise be delinquent if not paid. Borrower shall furnish to Lender receipts for the payment of the Taxes and the Other Charges prior to the date the same shall become delinquent (provided, however, that Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes have been paid by Lender pursuant to Section 7.2 hereof). Except for Permitted Encumbrances, Borrower shall not suffer and shall promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against the Properties, and shall promptly pay for all utility services provided to the Properties. After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges (other than the casino franchise fee imposed by Act No. 221 of May 15, 1948 as amended, of the Commonwealth of Puerto Rico) or any other Lien or charge that may become a Lien or charge against an Individual Property, provided that (i) no Event of Default has occurred and remains uncured; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances; (iii) no Individual Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges or the amount necessary to discharge any Lien or satisfy any charge that may become a Lien or charge against an Individual Property, together with all costs, interest and penalties which may be payable in connection therewith; (v) such proceeding shall suspend the collection of such contested Taxes or Other Charges from the applicable Individual Property; and (vi) Borrower shall furnish such security as may be required in the proceeding, or as may be reasonably requested by Lender, to insure the payment of any such Taxes or Other Charges or the amount necessary to discharge any Lien or satisfy any charge that may become a Lien or charge against an Individual Property, together with all interest and penalties thereon. Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the reasonable judgment of Lender, the entitlement of such claimant is finally established or any Individual Property (or part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost or there shall be any danger of the Lien of any Security Instrument being primed by any related Lien that is not a Permitted Encumbrance.

         5.1.3 Litigation. Borrower shall give prompt written notice to Lender
               ----------
of any litigation or governmental proceedings pending or threatened against Borrower which could reasonably be expected to materially adversely affect Borrower's condition (financial or otherwise) or business or any Individual Property.

         5.1.4 Access to Properties. Borrower shall permit agents,
               --------------------
representatives and employees of Lender to inspect the Properties or any part thereof at reasonable hours upon reasonable advance written notice, subject to the rights of tenants and guests of the Properties.

         5.1.5 Notice of Default. Borrower shall promptly advise Lender of any
               -----------------
material adverse change in Borrower's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Borrower has knowledge.

         5.1.6 Cooperate in Legal Proceedings. Borrower shall cooperate fully
               ------------------------------
with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

         5.1.7 Award and Insurance Benefits. Subject to the terms hereof,
               ----------------------------
Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Awards or Insurance Proceeds lawfully or equitably payable in connection with any Individual Property, and Lender shall be reimbursed for any reasonable out-of-pocket expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements, and the payment by Borrower of the expense of an appraisal on behalf of Lender in case of Casualty or Condemnation affecting any Individual Property or any part thereof) out of such Award or Insurance Proceeds.

         5.1.8 Further Assurances. Borrower shall, at Borrower's sole cost and
               ------------------
expense:

         (a) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished by Borrower pursuant to the terms of the Loan Documents or reasonably requested by Lender in connection therewith;

         (b) execute and deliver to Lender such documents, instruments, certificates, assignments, mortgages, mortgage expansions, mortgage notes and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the obligations of Borrower under the Loan Documents, as Lender may reasonably require including, without limitation, the execution of UCC financing statements, and the execution and delivery of all such writings necessary to transfer any liquor Licenses and/or the casino Licenses into the name of Lender or its designee after the occurrence and during the continuance of any Event of Default; and

         (c) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender may reasonably require from time to time.

         5.1.9 Mortgage and Intangible Taxes. Borrower shall pay all State,
               -----------------------------
county and municipal recording, mortgage, and intangible, and all other taxes imposed upon the execution and recordation of the Security Instruments and/or upon the execution and delivery of the Note.

         5.1.10 Financial Reporting. (a) Borrower will keep and maintain or will
                -------------------
cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP (or such other accounting basis acceptable to Lender), proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and all items of income and expense in connection with the operation on an individual basis of the Properties. Lender shall have the right from time to time at all times during normal business hours upon reasonable advance written notice to examine such books, records and accounts at the office of Borrower or any other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence and during the continuance of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine Borrower's accounting records with respect to the Properties, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

         (b) Borrower will furnish to Lender annually, within one hundred and twenty (120) days following the end of each Fiscal Year of Borrower, a complete copy of Borrowers' consolidated annual financial statements audited by a "Big Five" accounting firm or other independent certified public accountant reasonably acceptable to Lender in accordance with principles of the Uniform System of Accounts (or such other accounting basis acceptable to Lender) covering the Properties on a combined basis for such Fiscal Year and containing statements of profit and loss for Borrowers and the Properties on a combined basis and a consolidated balance sheet for Borrowers. Such statements shall set forth the financial condition and the results of operations for the Properties for such Fiscal Year, and shall include, but not be limited to, amounts representing annual Net Cash Flow, Net Operating Income, Gross Income from Operations and Operating Expenses. Borrowers' annual financial statements shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior Fiscal Year, (ii) an Officer's Certificate stating that each such annual financial statement presents fairly the financial condition and the results of operations of Borrowers and the Properties being reported upon and has been prepared in accordance with principles of the Uniform System of Accounts, (iii) an unqualified opinion of a "Big Five" accounting firm or other independent certified public accountant reasonably acceptable to Lender, and (iv) a list of tenants, if any, occupying more than twenty percent (20%) of the total floor area of the Improvements, (v) a breakdown showing the year in which each Lease then in effect expires and the percentage of total floor area of the Improvements and the percentage of base rent with respect to which Leases shall expire in each such year, each such percentage to be expressed on both a per year and cumulative basis, and (vi) a schedule audited by such independent certified public accountant reconciling Net Operating Income to Net Cash Flow (the "Net Cash Flow Schedule"), which shall itemize all adjustments made to Net Operating Income to arrive at Net Cash Flow deemed material by such independent certified public accountant. Together with Borrowers' annual financial statements, Borrower shall furnish to Lender (i) an Officers' Certificate certifying as of the date thereof whether, to the best of Borrower's knowledge, there exists an event or circumstance which constitutes a Default or Event of Default under the Loan Documents executed and delivered by, or applicable to, Borrower, and if such Default or Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same and (ii) a schedule prepared by Borrower, which schedule shall allocate the components of the consolidated statements to the applicable Individual Properties.

         (c) Borrower will furnish, or cause to be furnished, to Lender on or before thirty (30) days after the end of each calendar month the following items, accompanied by an Officers' Certificate stating that, to the best of Borrower's knowledge, such items are true, correct, accurate, and complete in all material respects and fairly present the financial condition and results of the operations of each Individual Property (subject to normal year-end adjustments) as applicable: (i) a occupancy report for the subject month including an average daily rate, and any and all franchise inspection reports received by Borrower during the subject month; (ii) monthly and year-to-date operating statements (including Capital Expenditures) prepared for each calendar month, noting Net Operating Income, Gross Income from Operations, and Operating Expenses (not including any contributions to the Replacement Reserve Fund), and other information necessary and sufficient to fairly represent the financial position and results of operation of the Properties during such calendar month, all in form reasonably satisfactory to Lender; (iii) a calculation reflecting the annual Debt Service Coverage Ratio for the immediately preceding twelve (12) month period as of the last day of such month; and (iv) a Net Cash Flow Schedule. In addition, such Officers' Certificate shall also state that the representations and warranties of Borrower set forth in Section 4.1.35 are true and correct in all material respects as of the date of such certificate and, except as expressly permitted under Section 4.1.35, that there are no trade payables outstanding for more than sixty (60) days.

         (d) For the partial year period commencing on the date hereof, and for each Fiscal Year thereafter, Borrower shall submit to Lender an Annual Budget not later than thirty (30) days prior to the commencement of such period or Fiscal Year in form reasonably satisfactory to Lender (Lender acknowledges that the Annual Budget for Fiscal Year 2001 is satisfactory to Lender for the purpose of this Section 5.1.10(d)).

         (e) Intentionally Omitted;

         (f) Borrower will furnish, or cause to be furnished, an annual comparison of the budgeted total income and total expenses to the actual total income and total expenses and an annual occupancy report including an average daily room rate, within one hundred twenty (120) days after the close of each Fiscal Year of Borrower;

         (g) Borrower shall promptly send to Lender all quality assurance reports or other reports of inspection delivered by Manager, if any.

         (h) If requested by Lender, Borrower shall provide Lender, promptly upon request, with the following financial statements if, at the time a preliminary or final prospectus, prospectus supplement, private placement memorandum, offering circular or other offering document (the "Disclosure Document") is being prepared for a Securitization, it is expected that the principal amount of the Loan together with any Affiliated Loans at the time of Securitization may, or if the principal amount of the Loan together with any Affiliated Loans at any time during which the Loan and any Affiliated Loans are included in a Securitization does, equal or exceed 20% of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in the Securitization:

                  (i) A balance sheet with respect to each Individual Property for the two most recent fiscal years, meeting the requirements of Section 210.3-01 of Regulation S-X of the Securities Act and statements of income and statements of cash flows with respect to each Individual Property for the three most recent fiscal years, meeting the requirements of Section 210.3-02 of Regulation S-X, and, to the extent that such balance sheet is more than 135 days old as of the date of the document in which such financial statements are included, interim financial statements of each Individual Property meeting the requirements of Section 210.3-01 and 210.3-02 of Regulation S-X (all of such financial statements, collectively, the "Standard Statements"); provided, however, that with respect to each Individual Property (other than properties that are hotels, nursing homes, or other properties that would be deemed to constitute a business and not real estate under Regulation S-X or other legal requirements) that has been acquired by Borrower from an unaffiliated third party (such Property, "Acquired Property"), as to which the other conditions set forth in Section 210.3-14 of Regulation S-X for provision of financial statements in accordance with such Section have been met, in lieu of the Standard Statements otherwise required by this Section, Borrower shall instead provide the financial statements required by such Section 210.3-14 of Regulation S-X ("Acquired Property Statements").

                  (ii) Not later than thirty (30) days after the end of each fiscal quarter following the date hereof, a balance sheet of each Individual Property as of the end of such fiscal quarter, meeting the requirements of
Section 210.3-01 of Regulation S-X, and statements of income and statements of cash flows of each Individual Property for the period commencing following the last day of the most recent fiscal year and ending on the date of such balance sheet and for the corresponding period of the most recent fiscal year, meeting the requirements of Section 210.3-02 of Regulation S-X (provided, that if for such corresponding period of the most recent fiscal year Acquired Property Statements were permitted to be provided hereunder pursuant to subsection (i) above, Borrower shall instead provide Acquired Property Statements for such corresponding period).

                  (iii) Not later than seventy-five (75) days after the end of each fiscal year following the date hereof, a balance sheet of each Individual Property as of the end of such fiscal year, meeting the requirements of Section 210.3-01 of Regulation S-X, and statements of income and statements of cash flows of the each Individual Property for such fiscal year, meeting the requirements of Section 210.3-02 of Regulation S-X.

                  (iv) Within ten (10) Business Days after notice from the Lender in connection with the Securitization of this Loan, such additional financial statements, such that, as of the date (each an "Offering Document Date") of each

Disclosure Document, Borrower shall have provided Lender with all financial statements as described in subsection (f)(i) above; provided that the fiscal year and interim periods for which such financial statements shall be provided shall be determined as of such Offering Document Date.

          (i) If requested by Lender, Borrower shall provide Lender, promptly upon request, with summaries of the financial statements referred to in Section 5.1.10(f) hereof if, at the time a Disclosure Document is being prepared for a Securitization, it is expected that the principal amount of the Loan and any Affiliated Loans at the time of Securitization may, or if the principal amount of the Loan and any Affiliated Loans at any time during which the Loan and any Affiliated Loans are included in a Securitization does, equal or exceed 10% (but is less than 20%) of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in a Securitization. Such summaries shall meet the requirements for "summarized financial information," as defined in Section 210.1-02(bb) of Regulation S-X, or such other requirements as may be determined to be necessary or appropriate by Lender.

          (j) All financial statements provided by Borrower hereunder pursuant to Section 5.1.10 (h) and (i) hereof shall be prepared in accordance with GAAP, and shall meet the requirements of Regulation S-X and other applicable legal requirements. All financial statements referred to in Subsections 5.1.10(h)(i) and 5.1.10(h)(iii) above shall be audited by independent accountants of Borrower reasonably acceptable to Lender in accordance with Regulation S-X and all other applicable legal requirements, shall be accompanied by the manually executed report of the independent accountants thereon, which report shall meet the requirements of Regulation S-X and all other applicable legal requirements, and shall be further accompanied by a manually executed written consent of the independent accountants, in form and substance reasonably acceptable to Lender, to the inclusion of such financial statements in any Disclosure Document and any Exchange Act Filing (as defined below) and to the use of the name of such independent accountants and the reference to such independent accountants as "experts" in any Disclosure Document and Exchange Act Filing, all of which shall be provided at the same time as the related financial statements are required to be provided. All financial statements (audited or unaudited) provided by Borrower under Section 5.1.10(h) and (i) shall be accompanied by an Officer's Certificate, which shall state that such financial statements meet the requirements set forth in the first sentence of this Section 5.1.10(j).

          (k) If requested by Lender, Borrower shall provide Lender, promptly upon request, with any other or additional financial statements, or financial, statistical or operating information, as Lender shall determine to be required pursuant to Regulation S-X or any amendment, modification or replacement thereto or other legal requirements in connection with any Disclosure Document or any filing under or pursuant to the Exchange Act in connection with or relating to a Securitization (hereinafter an "Exchange Act Filing") or as shall otherwise be reasonably requested by the Lender.

          (l) In the event Lender determines, in connection with a Securitization, that the financial statements required in order to comply with Regulation S-X or other legal requirements are other than as provided herein, then notwithstanding the provisions of Section 5.1.10(h), (i) and (j) hereof, Lender may request, and Borrower shall promptly provide, such combination of Acquired Property Statement and/or Standard Statements or such other financial statements as Lender determines to be necessary or appropriate for such compliance.

          (m) Borrower shall furnish to Lender, within ten (10) Business Days after request (or as soon thereafter as may be reasonably possible), such further detailed information with respect to the operation of the Properties and the financial affairs of Borrower as may be reasonably requested by Lender.

          (n) Any reports, statements or other information required to be delivered under this Agreement shall be delivered (i) in paper form, (ii) on a diskette (to the extent available with reasonable efforts), and (iii) if requested by Lender and within the capabilities of Borrower's data systems without change or modification thereto, in electronic form and prepared using a Microsoft Word for Windows or WordPerfect for Windows files (which files may be prepared using a spreadsheet program and saved as word processing files).

          (o) Borrower agrees that Lender may forward to each purchaser, transferee, assignee, servicer, participant, or investor in all or any portion of the Loan or any Securities (collectively, the "Investor") or any Rating

Agency rating such participations and/or Securities and each prospective Investor, and any organization maintaining databases on the underwriting and performance of commercial mortgage loans, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower, any Guarantor, any Indemnitor and the Properties, whether furnished by Borrower, any Guarantor, any Indemnitor(s) or otherwise, as Lender determines necessary or desirable. Borrower irrevocably waives any and all rights it may have under any Applicable Laws to prohibit such disclosure, including but not limited to any right of privacy.

          5.1.11 Business and Operations. Borrower will continue to engage in
                 -----------------------
the businesses presently conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Properties. Borrower will remain in good standing under the laws of each jurisdiction the extent required for the ownership, maintenance, management and operation of the Properties.

         5.1.12  Costs of Enforcement. In the event (a) that any Security
                 --------------------
Instrument encumbering any Individual Property is foreclosed in whole or in part or that any such Security Instrument is put into the hands of an attorney for collection, suit, action or foreclosure, (b) of the foreclosure of any mortgage prior to or subsequent to any Security Instrument encumbering any Individual Property in which proceeding Lender is made a party, or (c) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or any of its constituent Persons or an assignment by Borrower or any of its constituent Persons for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all reasonable costs of collection and defense, including reasonable attorneys' fees and costs, incurred by Lender or Borrower in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

         5.1.13  Estoppel Statement. (a) After written request by Lender,
                 ------------------
Borrower shall within fifteen (15) days furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note,
(iii) the Applicable Interest Rate of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any then known offsets or defenses to the payment of the Debt, if any, and (vi) that the Note, this Agreement, the Security Instruments and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

         (b) Borrower shall use its best efforts to deliver to Lender upon request, tenant estoppel certificates from each commercial tenant leasing space at the Properties in form and substance reasonably satisfactory to Lender.

         (c) After written request by Borrower, Lender shall furnish to Borrower within fifteen (15) days, a statement setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the Applicable Interest Rate, (iv) the amount of Reserve Funds held by Lender, if any, (iv) that the Loan Documents have not been modified (or, listing such modifications, if applicable), (v) that there are no currently outstanding notices of Default sent to Borrower (or listing such notices, if applicable) and (vi) the date the last installment of principal and interest has been paid.

         5.1.14  Loan Proceeds. Maker shall use the proceeds of the Loan
                 -------------
received by it on the Closing Date only for the purposes set forth in Section 2.1.4.

         5.1.15  Performance by Borrower. Borrower shall in a timely manner
                 -----------------------
observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by, or applicable to, Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by, or applicable to, Borrower without the prior written consent of Lender.

         5.1.16  Confirmation of Representations. Borrower shall deliver, in
                 -------------------------------
connection with any Securitization, (a) one or more Officer's Certificates certifying as to the accuracy of all representations made by Borrower in the Loan Documents as of the date of the closing of such Securitization in all relevant jurisdictions (or if any such representations are no longer true, providing an explanation as to the reason for such untruth), and (b) certificates of the relevant Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower and Principal as of the date of the Securitization.

         5.1.17  Leasing Matters. (a) With respect to any Individual Property,
                 ---------------
Borrower shall not, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed, enter into and, except to the extent required pursuant to the terms of an existing Material Lease, renew, extend, modify, waive any provisions of, terminate, reduce rents under, accept a surrender of space thereunder, or shorten the term of, any Material Lease or any instrument guaranteeing or providing credit support for a Material Lease; provided, however, Lender's prior written consent shall not be required for the execution of the Approved San Juan Parking Lease.

         (b) Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Material Leases and shall not do or permit to be done anything to impair the value of any of the Material Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default or other material matters which Borrower shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in the Material Leases upon the part of the tenant thereunder to be observed or performed in a commercially reasonable manner (except for termination of a Lease which shall require Lender's prior approval, which approval shall not be unreasonably withheld, conditioned or delayed); (iv) shall not collect any of the Rents more than one (1) month in advance (except security deposits shall not be deemed Rents collected in advance); (v) shall not execute any other assignment of the lessor's interest in any of the Leases or the Rents; and (vi) shall not consent to any assignment of or subletting under any Material Leases not in accordance with their terms, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. Lender shall not unreasonably withheld, condition or delay approval of the execution of any subordination and non-disturbance or similar recognition agreement requested by any tenant under a Lease provided (i) Lender has approved such Lease, which approval shall not be unreasonably withheld, conditioned or delayed and (ii) such agreement is in form, scope and substance reasonably acceptable to Lender. To the extent Lender's prior written approval is required pursuant to this Section 5.1.17, Lender shall have fifteen
(15) calendar days from receipt of written request and any and all reasonably required information and documentation relating thereto in which to approve or disapprove such request, provided, such request to Lender is marked in bold lettering with the following language: "LENDER'S RESPONSE IS REQUIRED WITHIN FIFTEEN (15) CALENDAR DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER" and the envelope containing the request must be marked "PRIORITY". In the event Lender fails to respond to the information and proposed documentation within such time, Lender's approval shall be deemed given. Borrower shall be required to provide Lender with such information and documentation as may be reasonably required by Lender, including without limitation, lease comparables and other market information. Should Lender fail to approve any such request, Lender shall give Borrower written notice setting forth in reasonable detail the basis for such disapproval.

          (c) Upon the occurrence and during the continuance of an Event of Default, to the extent permitted by law, Borrower shall promptly deposit with Lender any and all monies representing security deposits under the Leases, whether or not Borrower actually received such monies (the "Security Deposits"). Lender shall hold the Security Deposits in accordance with the terms of the respective Lease, and shall only release the Security Deposits in order to return a tenant's Security Deposit to such tenant if such tenant is entitled to the return of the Security Deposit under the terms of the Lease and is not otherwise in default under the Lease. To the extent required by Legal Requirements, Lender shall hold the Security Deposits in an interest bearing account selected by Lender in its sole discretion. In the event Lender is not permitted by law to hold the Security Deposits, Borrower shall deposit the Security Deposits into an Eligible Account.

          5.1.18 Management Agreement. (a) The Improvements on the Properties
                 --------------------
are operated under the terms and conditions of the Management Agreement or Replacement Management Agreement as applicable. Borrower shall (i) diligently perform and observe in all material respects all of the terms, covenants and conditions of the Management Agreement or Replacement Management Agreement, if applicable, on the part of Borrower to be performed and observed to the end that all things shall be done which are necessary to keep unimpaired the material rights of Borrower under the Management Agreement or Replacement Management Agreement, if applicable and (ii) promptly notify Lender of the giving of any notice to Borrower of any material default by Borrower in the performance or observance of any of the terms, covenants or conditions of the Management Agreement or Replacement Management Agreement, if applicable on the part of Borrower to be performed and observed and deliver to Lender a true copy of each such notice. Borrower shall not surrender the Management Agreement or Replacement Management Agreement, if applicable, consent to the assignment by the Manager of its interest under the Management Agreement (except as provided herein) or Replacement Management Agreement, if applicable, or terminate or cancel the Management Agreement or Replacement Management Agreement, if applicable, or modify, change, supplement, alter or amend the Management Agreement or Replacement Management Agreement, if applicable, in any material respect, either orally or in writing, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. Borrower hereby assigns to Lender as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Agreement, all the rights, privileges and prerogatives of Borrower to surrender the Management Agreement or Replacement Management Agreement, if applicable, or to terminate, cancel, modify, change, supplement, alter or amend the Management Agreement or Replacement Management Agreement, if applicable, in any respect, and any such surrender of the Management Agreement or Replacement Management Agreement, if applicable, or termination, cancellation, modification, change, supplement, alteration or amendment of the Management Agreement or Replacement Management Agreement, if applicable, without the prior consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed, shall be void and of no force and effect. If Borrower shall default in the performance or observance of any material term, covenant or condition of the Management Agreement or Replacement Management Agreement, if applicable, on the part of Borrower to be performed or observed, then, without limiting the generality of the other provisions of this Agreement, and without waiving or releasing Borrower from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Management Agreement or Replacement Management Agreement, if applicable, on the part of Borrower to be performed or observed to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Management Agreement or Replacement Management Agreement, if applicable, shall be kept unimpaired and free from default. Lender and any person designated by Lender shall have, and are hereby granted, the right upon reasonable advance written notice to Borrower to enter upon the applicable Individual Property at any time and from time to time for the purpose of taking any such action. If the Manager shall deliver to Lender a copy of any notice sent to Borrower of material default under the Management Agreement or Replacement Management Agreement, if applicable, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender in good faith, in reliance thereon unless such action constitutes the willful misconduct or gross negligence of Lender or Lender's agent. Borrower shall notify Lender if the Manager sub-contracts to a third party any or all of its management responsibilities under the Management Agreement or Replacement Management Agreement, if applicable. Borrower shall, from time to time, obtain from the Manager such certificates of estoppel with respect to compliance by Borrower with the terms of the Management Agreement or Replacement Management Agreement, if applicable, as may be reasonably requested by Lender. Borrower shall exercise each individual option, if any, to extend or renew the term of the Management Agreement or Replacement Management Agreement, if applicable upon demand by Lender made at any time within one (1) year of the last day upon which any such option may be exercised, and Borrower hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option in the name of and upon behalf of Borrower, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest. Any sums expended by Lender pursuant to this paragraph shall bear interest at the Default Rate from the date such cost is incurred to the date of payment to Lender, shall be deemed to constitute a portion of the Debt, shall be secured by the lien of the Security Instruments and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

          (b) Without limitation of the foregoing, Borrower, upon the request of Lender, shall terminate the Management Agreement or Replacement Management Agreement, if applicable and replace the Manager, without penalty or fee, if at any time during the Loan: (a) the Manager shall become insolvent or a debtor in any bankruptcy or insolvency proceeding, (b) provided, the Manager is an Affiliated Manager, there exists an Event of Default which remains uncured, or
(c) there exists a default beyond all applicable notice and grace periods by Manager under the Management Agreement or Replacement Management Agreement, if applicable. At such time as the Manager may be removed, a Qualified Manager shall assume management of the applicable Individual Property pursuant to a Replacement Management Agreement.

          5.1.19  Environmental Covenants. Except for conditions that exist on
                  -----------------------
the date hereof and are expressly disclosed in an Environmental Report, (a) Borrower covenants and agrees that so long as Borrower owns, manages, is in possession of, or otherwise controls the operation of the Properties: (i) all uses and operations on or of the Properties, whether by Borrower or any other Person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (ii) there shall be no Releases of Hazardous Materials by Borrower or any Affiliate of Borrower in, on, under or from any of the Properties and Borrower shall use its commercially reasonable efforts to insure that there shall be no Releases of Hazardous Materials by any Person other than Borrower or any Affiliate of Borrower in, on, under or from any of the Properties; (iii) there shall be no Hazardous Materials in, on, or under any of the Properties, except those that are in compliance in all material respects with all Environmental Laws and with permits issued pursuant thereto, if and to the extent required;(iv) Borrower shall keep the Properties free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "Environmental Liens"); (v) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to paragraph (b) below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (vi) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with any of the Properties, pursuant to any reasonable written request of Lender, upon Lender's reasonable belief that an Individual Property is not in full compliance with all Environmental Laws, and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (vii) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to reasonably effectuate remediation of any Hazardous Materials in, on, under or from any Individual Property in order to comply with any Environmental Law; (viii) Borrower shall use its best efforts to not allow any tenant or other user of any of the Properties to violate any Environmental Law; and (ix) Borrower shall immediately notify Lender in writing after receipt of written notice of (A) any material presence or Release or threatened Releases of Hazardous Materials in, on, under, from or migrating towards any of the Properties; (B) any material non-compliance with any Environmental Laws related in any way to any of the Properties; (C) any actual or potential Environmental Lien; (D) any required or proposed remediation of environmental conditions relating to any of the Properties; and (E) any written notice or other communication of which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to the non-compliance of any Hazardous Materials with all applicable Environmental Laws.

          (b) In the event Lender has a reasonable belief that an Individual Property is not in material compliance with all Environmental Laws, Lender and any other person or entity designated by Lender, including but not limited to any representative of a governmental entity, and any environmental consultant, and any receiver appointed by any court of competent jurisdiction, shall have the right (subject to the rights of tenants and hotel guests), but not the obligation, to enter upon any Individual Property at all reasonable times upon reasonable prior written notice to Borrower to assess any and all aspects of the environmental condition of any Individual Property and its use, including but not limited to, conducting any reasonably necessary environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide reasonable access to Lender and any such person or entity designated by Lender.

        5.1.20  Alterations
                  -----------

        Borrower shall obtain Lender's prior written consent to any material alterations to any Improvements, which consent shall not be unreasonably withheld, conditioned or delayed except with respect to alterations that could reasonably be expected to have a material adverse effect on Borrower's financial condition, the value of the applicable Individual Property or the annual Net Operating Income. Notwithstanding the foregoing, provided no Event of Default has occurred and is continuing, Lender's consent shall not be required in connection with any alterations that will not have a material adverse effect on Borrower's financial condition, the value of the applicable Individual Property or the Net Operating Income of such Individual Property, provided that such alterations (a) are made in connection with tenant improvement work performed pursuant to the terms of any Lease executed on or before the date hereof or any Lease executed after the date hereof which is in compliance with the terms of this Agreement, (b) are made in connection with tenant improvement work performed pursuant to the terms and provisions of a Lease and not adversely affecting any structural component of any Improvements, any utility or HVAC system contained in any Improvements or the exterior of any building constituting a part of any Improvements, (c) relate solely to Equipment, (d) relate to the conversion of any restaurant at an Individual Property to a steakhouse operated under the Shula name (a "Shula Conversion") provided the total cost of the Shula Conversion does not exceed $1,500,000.00 or (e) together with the related costs thereof have been provided for in the Annual Budget which has been approved by Lender pursuant to the terms hereof and (i) are non-structural in nature and (ii) are budgeted to cost (including all labor and materials) less than $500,000.00. To the extent Lender's prior written approval is required pursuant to this Section 5.1.20, Lender shall have forty-five (45) calendar days from receipt of written request and any and all reasonably required information and documentation relating thereto in which to approve or disapprove such request, provided, such request to Lender is marked in bold lettering with the following language: "LENDER'S RESPONSE IS REQUIRED WITHIN FORTY-FIVE (45) CALENDAR DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF A LOAN AGREEMENT BETWEEN THE UNDERSIGNED AND LENDER" and the envelope containing the request must be marked "PRIORITY". In the event Lender fails to respond to the information and proposed documentation within such time, Lender's approval shall be deemed given. Borrower shall be required to provide Lender with such information and documentation as may be reasonably required by Lender. Should Lender fail to approve any such request, Lender shall give Borrower written notice setting forth in reasonable detail the basis for such disapproval.

          5.1.21  Intentionally Omitted.
                  ---------------------

          5.1.22  The Ground Lease. (a) Borrower shall (i) pay all rents,
                  ----------------
additional rents and other sums required to be paid by Borrower, as tenant under and pursuant to the provisions of the Ground Lease, (ii) diligently perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of Borrower, as tenant thereunder, (iii) promptly notify Lender of the giving of any notice by the landlord under the Ground Lease to Borrower of any default by Borrower, as tenant thereunder, and deliver to Lender a true copy of each such notice within five (5) Business Days of receipt and (iv) promptly notify Lender upon learning of any bankruptcy, reorganization or insolvency of the landlord under the Ground Lease or of any notice thereof, and deliver to Lender a true copy of such notice within five (5) Business Days of Borrower's receipt. Borrower shall not, without the prior consent of Lender, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or modify, change, supplement, alter or amend the Ground Lease, in any material respect, either orally or in writing, and if Borrower shall default in the performance or observance of any material term, covenant or condition of the Ground Lease on the part of Borrower, as tenant thereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of Borrower to be performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Ground Lease shall be kept unimpaired and free from default. If the landlord under the Ground Lease shall deliver to Lender a copy of any notice of default under the Ground Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon, unless Lender's action constitutes gross negligence or willful misconduct. Borrower shall exercise each individual option, if any, to extend or renew the term of the Ground Lease upon demand by Lender made at any time within six (6) months prior to the last day upon which any such option may be exercised, and Borrower hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option in the name of and upon behalf of Borrower, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

          (b)  Subleases. Notwithstanding anything contained in the Ground Lease
               ---------
to the contrary, Borrower shall not further sublet any portion of the related Individual Property (other than as permitted pursuant to Section 5.1.17 hereof) without prior written consent of Lender. Each sublease hereafter made shall provide that, (a) in the event of the termination of the Ground Lease, the lease shall not terminate or be terminable by the lessee; (b) in the event of any action for the foreclosure of the Security Instrument with respect to the related Individual Property, the lease shall not terminate or be terminable by the subtenant by reason of the termination of the Ground Lease unless the lessee is specifically named and joined in any such action and unless a judgment is obtained therein against the lessee; and (c) in the event that the Ground Lease is terminated as aforesaid, the lessee shall attorn to the lessor under the Ground Lease or to the purchaser at the sale of the related Individual Property on such foreclosure, as the case may be. In the event that any portion of such Individual Property shall be sublet pursuant to the terms of this subsection, such sublease shall be deemed to be included in the Individual Property.

     Section 5.2  Negative Covenants. From the date hereof until payment and
                  ------------------
performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Security Instruments encumbering the Properties in accordance with the terms of this Agreement and the other Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

     5.2.1  Liens. Borrower shall not create, incur, assume or suffer to
            -----
exist any Lien on any portion of any Individual Property or permit any such action to be taken, except:

              (i)     Permitted Encumbrances;

              (ii) Liens created by or permitted pursuant to the Loan Documents; and

              (iii) Liens for Taxes or Other Charges not yet due or delinquent.

     5.2.2  Dissolution. Except as otherwise expressly permitted hereunder,
            -----------
Borrower shall not (a) engage in any dissolution, liquidation or consolidation or merger with or into any other business entity, (b) engage in any business activity not related to the ownership and operation of the Properties, (c) transfer, lease or sell, in one transaction or any combination of transactions, the assets or all or substantially all of the properties or assets of Borrower except to the extent permitted by the Loan Documents, (d) modify, amend, waive or terminate any material provision of its organizational documents or its qualification and good standing in any jurisdiction or (e) cause the Principal to (i) dissolve, wind up or liquidate or take any action, or omit to take an action, as a result of which the Principal would be dissolved, wound up or liquidated in whole or in part, or (ii) amend, modify, waive or terminate the certificate of incorporation or bylaws of the Principal, in each case, without obtaining the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

     5.2.3  Change In Business. Borrower shall not enter into any line of
            ------------------
business other than the ownership and operation of the Properties, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

     5.2.4  Debt Cancellation. Borrower shall not cancel or otherwise forgive
            -----------------
or release any claim or debt (other than termination of Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business or otherwise if such cancellation, release or forgiveness is prudent and commercially reasonable.

     5.2.5  Zoning. Borrower shall not initiate or consent to any zoning
            ------
reclassification of any portion of any Individual Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of any Individual Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

     5.2.6  No Joint Assessment. Borrower shall not suffer, permit or
            -------------------
initiate the joint assessment of any Individual Property with (a) any other real property constituting a tax lot separate from such Individual Property, or (b) any portion of such Individual Property which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such Individual Property.

     5.2.7  Principal Place of Business. Borrower shall not change its
            ---------------------------
principal place of business set forth in Schedule XVIII without first giving Lender thirty (30) days prior written notice. Borrower shall not change the place of its organization as set forth in Section 4.1.34 without the consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. Upon Lender's request, Borrower shall execute and deliver additional financing statements, security agreements and other instruments which may be reasonably necessary to effectively evidence or perfect Lender's security interest in the Property as a result of such change of place of business or place of organization.

     5.2.8  ERISA. (a) Borrower shall not engage in any transaction which
            -----
would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

     (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that (A) Borrower is not and does not maintain an "employee benefit plan" as defined in Section 3(32) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (B) Borrower is not subject to State statutes regulating investments and fiduciary obligations with respect to governmental plans; and (C) one or more of the following circumstances is true:

          (i) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R.(S)(S).2510.3-101(b)(2);

          (ii) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R.(S)(S).2510.3-101(f)(2); or

          (iii) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R.(S)(S).2510.3-101(c) or
     (e).

     5.2.9  Affiliate Transactions. Except as expressly provided in Section
            ----------------------
4.1.35 hereof, Borrower shall not enter into, or be a party to, any transaction with an Affiliate of Borrower or any of the partners of Borrower except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party.

     5.2.10 Assets. Borrower shall not purchase or own any property other than
            ------
the Properties.

     5.2.11 Debt. Borrower shall not create, incur or assume any
            ----
Indebtedness other than the Debt except to the extent permitted hereby.

     5.2.12 Transfers. (a) Except for the transfer of a Release Property as
            ---------
provided herein, Borrower shall not sell, convey, mortgage, grant, bargain, encumber, pledge, assign, grant options with respect to, or otherwise transfer or dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) any Individual Property or any part thereof or any legal or beneficial interest therein or permit a Sale or Pledge of an interest in any Restricted Party (collectively, a "Transfer"), other than pursuant to Leases of space in the Improvements to tenants in accordance with the provisions of Section 5.1.17 hereof, without (i) the prior written consent of Lender and (ii) if a Securitization has occurred or is pending within thirty (30) days, delivery to Lender of written confirmation from the Rating Agencies that the Transfer will not result in the downgrade, withdrawal or qualification of the then current ratings assigned to any Securities or the proposed rating of any Securities.

          (b) A Transfer shall include, but not be limited to: (i) an installment sales agreement wherein Borrower agrees to sell one or more Individual Properties or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of any Individual Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (iii) if a Restricted Party is a corporation, any merger, consolidation or Sale or Pledge of such corporation's stock or the creation or issuance of new stock; (iv) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Sale or Pledge of the partnership interest of any general partner or any profits or proceeds relating to such partnership interest, or the Sale or Pledge of limited partnership interests or any profits or proceeds relating to such limited partnership interests or the creation or issuance of new limited partnership interests; (v) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager or the Sale or Pledge of the membership interest of a managing member (or non-member manager) or any profits or proceeds relating to such membership interest, or the Sale or Pledge of non-managing membership interests or the creation or issuance of new non-managing membership interests; or (vi) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Sale or Pledge of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests.

         (c) Notwithstanding the provisions of Sections 5.2.12(a) and (b), the following transfers shall not be deemed to be a Transfer, provided that, after such Transfer, Maker, Maryland Guarantor and Principal shall continue to comply with the terms of Section 4.1.35 hereof: (i) a transfer by devise or descent or by operation of law upon the death of a member, partner or shareholder of a Restricted Party; (ii) the Sale or Pledge, in one or a series of transactions, of not more than forty-nine percent (49%) of the stock in a Restricted Party; provided, however, no such transfers shall result in the change of voting control in the Restricted Party, and as a condition to each such transfer, Lender shall receive not less than thirty (30) days prior written notice of such proposed transfer, (iii) the Sale or Pledge, in one or a series of transactions, of not more than forty-nine percent (49%) of the limited partnership interests or non-managing membership interests (as the case may be) in a Restricted Party; provided, however, as a condition to each such transfer, Lender shall receive not less than thirty (30) days prior written notice of such proposed transfer,
(iv) transfers, issuances, pledges and redemptions of stock in Wyndham (and its successors), so long as (A) Wyndham (or any such successor) is (or is controlled
by) a Public Company and (B) the surviving entity is primarily involved in, or has a significant business line involving, the ownership and operation of real estate similar to the Properties, (v) the merger or consolidation of Wyndham (or its successors), provided that the surviving entity of such merger or consolidation is (or is controlled by) (A) a Public Company and (B) primarily involved in, or has a significant business line involving, the ownership or operation of real estate similar to the Properties, (vi) the granting of easements, cross-easements, agreements, restrictions, reservations and rights in the ordinary course of business for use, access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities or for other similar purposes, provided that no such easements, agreements, restrictions or rights shall materially impair the utility and/or operation of an Individual Property or any Maker's ability to repay the Debt as it becomes due and (vii) transfers of direct or indirect interests in any Borrower or Principal to Affiliates of Wyndham (or its successors) provided that after such transfers such Borrower and Principal are controlled, directly or indirectly, by Wyndham (or its successors). In addition, on a one time basis, Wyndham may merge or consolidate with a public or private entity in which the surviving entity is not and is not controlled by a Public Company provided that (a) after such merger, each Borrower and Principal shall continue to comply with the terms of Section
4.1.35 hereof, (b) such merger or consolidation does not result in a Change of Control, (c) the surviving entity has a net worth of at least $100,000,000, and
(d) the surviving entity is primarily involved in, or has a significant business line involving, the ownership and operation of real estate similar to the Properties. In connection with any transfer or merger permitted under this
Section 5.2.12, Borrower shall deliver an Additional Insolvency Opinion if, after such transfer or merger, more than 49% of any direct legal or beneficial interest in Borrower (or in any constituent entity of Borrower that is required to comply with the terms of Section 4.1.35 hereof) is owned by a new or successor entity. Such Additional Insolvency Opinion shall be reasonably acceptable to (a) Lender, prior to a Securitization or (b) the Rating Agencies, if a Securitization has occurred. Notwithstanding anything to the contrary contained herein, pledges and hypothecations of indirect equity interests in Borrower shall be permitted provided (i) Wyndham (or its successor) maintains control of, and holds beneficial ownership interests of not less than fifty-one percent (51%) of the membership interests or partnership interests, as applicable, in, each entity comprising Borrower and (ii) any such pledges or hypothecations are in connection with that certain Credit Agreement between Wyndham (or its successors) and The Chase Manhattan Bank dated June 30, 1999, as amended or another credit agreement with an Institutional Lender, which Institutional Lender shall be making or holding a loan to Wyndham or its successor or its Affiliates (other than Borrower or Principal). A foreclosure sale (or transfer in lieu thereof) of any such pledge or hypothecation to The Chase Manhattan Bank, or another Institutional Lender as collateral agent for syndicate lenders or another Institutional Lender, shall be permitted provided
(i) Lender is given at least sixty (60) days prior written notice of the proposed foreclosure sale or transfer in lieu thereof; (ii) the transferee is a reputable entity or person, creditworthy, with sufficient financial worth considering any obligations assumed and undertaken with respect to the Loan, as evidenced by financial statements and other information reasonably requested by Lender; (iii) the Properties at all times shall continue to be managed by a Qualified Manager; and (iv) and any and all such entities will comply with all of the requirements set forth in the Note, this Agreement, the Security Instruments and the other Loan Documents.

                  (d) Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Lender's consent to the extent required hereunder. This provision shall apply to every Transfer regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer. Notwithstanding anything to the contrary contained in this Section 5.2.12 in the event any transfer (whether or not such transfer shall constitute a Transfer) results in any Person owning in excess of forty-nine percent (49%) of the ownership interest in a Restricted Party, Borrower shall, prior to such transfer, deliver a substantive non-consolidation opinion to Lender, which opinion shall be in form, scope and substance reasonably acceptable in all respects to Lender and the Rating Agencies.

                  (e) Notwithstanding anything to the contrary contained in this
Section 5.2.12, Lender shall not withhold its consent to a one-time sale, assignment, or other transfer of all of the Properties provided that (i) Lender receives sixty (60) days prior written notice of such transfer, (ii) no Event of Default has occurred and is continuing and (iii) upon the satisfaction (in the reasonable determination of Lender) of the following matters:

                         (A) Borrower or Transferee (defined below) shall pay
                             any and all reasonable out-of-pocket costs incurred in connection with the transfer (including, without limitation, Lender's reasonable counsel fees and disbursements and all recording fees, title insurance premiums and mortgage and intangible taxes);

                         (B) The proposed transferee (the "Transferee") shall be
                             a special purpose bankruptcy remote entity that complies with all of the requirements of Section
                             4.1.35 and is controlled by a Qualified Transferee;

                         (C) Transferee shall assume all of the obligations of
                             Borrower under the Note, this Agreement, the Security Instruments and the other Loan Documents in a manner reasonably satisfactory to Lender in all respects, including, without limitation, by entering into an assumption agreement in form and substance reasonably satisfactory to Lender and delivering such legal opinions as Lender may reasonably require;

                         (D) The Properties shall be managed by a Qualified
                             Manager following such transfer;

                         (E) Intentionally Omitted;

                         (F) To the extent available in the applicable
                             jurisdiction, Transferee shall deliver an endorsement to the existing title policy insuring the Security Instruments as modified by the assumption agreement, as a valid first lien on each Individual Property and naming the Transferee as owner of the fee or leasehold estate, as applicable, of each Individual Property, which endorsement shall insure that as of the recording of the assumption agreement, each Individual Property shall not be subject to any additional exceptions or Liens other than Permitted Encumbrances; and

                         (G) Transferee shall deliver to Lender an opinion of
                             counsel from an independent law firm with respect to the substantive non-consolidation of Transferee and its constituent entities (partners, members or shareholders), which law firm and which opinion shall be reasonably satisfactory in all respects to
                             (i) Lender, if a

               Securitization has not occurred, or (ii) Lender and the Rating Agencies, if a Securitization has occurred.

     (f) Notwithstanding anything to the contrary contained in this Section 5.2.12, Lender's consent shall not be required for the financing of personal property, including, without limitation, furniture, fixtures and equipment owned or to be purchased by the applicable Maker (other than W-Baltimore, LLC) or Maryland Guarantor that is used in connection with the operation of the Properties ("Equipment"), provided Lender has received prior written notification of such Maker's or Maryland Guarantor's, as applicable, intent to finance such Equipment, and provided, further, that (i) any such financing is subject to commercially prudent terms and conditions and at a market rate of interest, (ii) the Equipment financed is readily replaceable without material interference or interruption to the operation of the Properties as required pursuant to the provisions of this Agreement and the Security Instruments and the other Loan Documents, and (iii) the aggregate principal amount of such financing for Equipment located on or used in connection with each Individual Property is at all times less than the amount set forth on Schedule VI attached hereto and made a part hereof for each such Individual Property ("Permitted FF&E Financing") and (iv) the financing does not create a lien on any Properties other than the Equipment financed.

     VI.  INSURANCE; CASUALTY; CONDEMNATION; REQUIRED REPAIRS
          ---------------------------------------------------

     Section 6.1 Insurance. (a) Borrower shall obtain and maintain, or cause
                 ---------
to be maintained, Policies for Borrower and the Properties providing at least the following coverages:

          (i) comprehensive all risk insurance on the Improvements and the Personal Property, in each case (ii) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, but the amount shall in no event be less than the outstanding principal balance of the Note; (iii) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions;
     (iv) providing for no deductible in excess of $100,000; and (v) providing coverage for contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements together with an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of each Individual Property shall at any time constitute legal non-conforming structures or uses. The Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twenty (24) calendar months) at the request of Lender by an appraiser or contractor designated and paid by Borrower and approved by Lender, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of Lender to request any such ascertainment shall relieve Borrower of any of its obligations under this Subsection;

          (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about each Individual Property, including "Dram Shop" or other liquor liability coverage if alcoholic beverages are sold from or may be consumed at an Individual Property, such insurance (A) to be on the so-called "occurrence" form with a combined single limit of not less than $15,000,000 (and if in a blanket policy, containing an "Aggregate Per Location" endorsement); (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all legal contracts; and (5) contractual liability covering the indemnities contained in Article 10 of the Security Instruments to the extent the same is available;

          (iii) business interruption/loss of rents insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in Section 6.1(a)(i); (C) in an amount equal to 100% of the projected gross income from each Individual Property for a period of twenty four (24) months. The amount of such loss of rents insurance shall be determined prior to the date hereof and at least once each year thereafter based on the greatest of: (x) Borrower's reasonable estimate of the gross income from each

     Individual Property (y) the estimate of gross income set forth in the Annual Budget; and (z) the highest gross income received during the term of the Note for any full calendar year prior to the date the amount of such insurance is being determined, for the succeeding twenty-four month period. All insurance proceeds payable to Lender pursuant to this Section 6.1(a)(iii) shall be held by Lender and shall be applied to the obligations secured hereunder from time to time due and payable hereunder and under the Note and of this Agreement; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in this Agreement except to the extent such amounts are actually paid out of the proceeds of such loss of rents insurance and (D) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and the Personal Property has been repaired, the continued loss of income will be insured until such income returns to the same level it was prior to the loss, or the expiration of twenty-four (24) months from the date of the loss, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period. Notwithstanding the foregoing, following the payment of all sums that are then due and payable under the Note, this Agreement and the other Loan Documents, Lender shall disburse to Borrower any remaining proceeds from business interruption insurance obtained under this Section 6.1(a)(iii);

         (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Section 6.1(a)(i) written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to
     Section 6.1(a)(i), (3) including permission to occupy each Individual Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

         (v) workers' compensation, subject to the statutory limits of the State in which each Individual Property is located, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease aggregate in respect of any work or operations on or about each Individual Property, or in connection with such Individual Property or its operation (if applicable);

         (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender on terms consistent with the insurance required under Section 6.1(a)(i) hereof;

         (vii) if any portion of the Improvements is at any time located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended, or any successor law (the "Flood Insurance Acts"), flood hazard insurance in an amount equal to the lesser of (A) the principal balance of the Note, and (B) the maximum limit of coverage available for the Property under the Flood Insurance Acts;

         (viii) earthquake, sinkhole and mine subsidence insurance, if required by Lender in amounts equal to one time (1x) the probable maximum loss of each Individual Property as determined by Lender in its sole discretion and in form and substance satisfactory to Lender, provided that the insurance pursuant to this Section 6.1(a)(viii) hereof shall be on terms consistent with the all risk insurance policy required under Section 6.1(a)(i) hereof;

         (ix) umbrella liability insurance in an amount not less than ONE HUNDRED MILLION AND 00/100 DOLLARS ($100,000,000.00) per occurrence on terms consistent with the commercial general liability insurance policy required under Section (ii) above;

         (x) a blanket fidelity bond and errors and omissions insurance coverage insuring against losses resulting from dishonest or fraudulent acts committed by (A) Borrower's personnel; (B) any employees of outside firms that provide appraisal, legal, data processing or other services for Borrower or (C) temporary contract employees or student interns;

          (xi) with respect to the San Juan Property only, Caribbean wind storm insurance consistent with the requirements hereof, but providing for a deductible not greater than two percent (2%) and

          (xii) upon sixty (60) days prior written notice, such other reasonable insurance and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to each Individual Property located in or around the region in which the each Individual Property is located.

     (b) All insurance provided for in Section 6.1(a) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), in such forms and, from time to time after the date hereof, in such amounts as may be reasonably satisfactory to Lender, issued by financially sound and responsible insurance companies authorized to do business in the State in which each Individual Property is located and approved by Lender. The insurance companies must have a claims paying ability/financial strength rating of "AA" (or its equivalent) or better by at least two (2) Rating Agencies (one of which will be S&P if they are rating the Securities and one of which shall be Moody's if they are rating the Securities), or if only one Rating Agency is rating the Securities, then only by such Rating Agency (each such insurer shall be referred to below as a "Qualified Insurer"). Not less than thirty (30) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Section 6.1(a), Borrower shall deliver certified copies of the Policies marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "Insurance Premiums"), provided, however, that in the case of renewal Policies, Borrower may furnish Lender with binders therefor to be followed by the original Policies when issued. If Borrower's insurers or reinsurance carriers fail to provide or maintain such a rating, Borrower may satisfy the ratings requirement of this Section by providing to Lender a "cut-through" endorsement in form and substance approved by Lender, which approval shall not be unreasonably withheld, conditioned or delayed, issued by an insurer with at least an "AA" rating by S&P.

     (c) Except to the extent required pursuant to Section 6.1(a) hereof, Borrower shall not obtain any umbrella or blanket liability or casualty Policy, unless such Policy shall specifically allocate to each Individual Property the amount of coverage required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only such Individual Property in compliance with the terms of Section 6.1(a) hereof.

     (d) All Policies provided for or contemplated by Section 6.1(a) hereof, except for the Policy referenced in Section 6.1(a)(v), shall name Borrower as the insured and Lender as additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, and flood insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

     (e) All Policies provided for in Section 6.1(a) hereof shall contain clauses or endorsements to the effect that:

          (i) no act or negligence of Borrower, or anyone acting for Borrower, or of any tenant under any Lease or other occupant, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

          (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or cancelled without at least 30 days' written notice to Lender and any other party named therein as an additional insured; and

          (iii) each Policy shall provide that the issuers thereof shall give written notice to Lender if the Policy has not been renewed thirty (30) days prior to its expiration; and

          (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

     (f) Upon written request by Lender, Borrower shall furnish to Lender, on or before thirty (30) days after the close of each of Borrower's fiscal years, an Officer's Certificate certifying of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender.

     (g) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right to take such action as Lender deems necessary to protect its interest in the Properties, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate after five (5) Business Days' written notice to Borrower if prior to the date upon which any such coverage will lapse or at any time Lender deems necessary (regardless of prior written notice to Borrower) to avoid a lapse of such coverage. All expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by the Security Instruments and shall bear interest at the Default Rate.

     (h) In the event of a foreclosure of any of the Security Instruments, or other transfer of title to any Individual Property in extinguishment in whole or in part of the Debt all right, title and interest of Borrower in and to such policies then in force concerning the Properties (unless such policies are blanket policies insuring real property in addition to the Properties) and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title and such party shall notify the insurer thereof.

     Section 6.2  Casualty. If the Individual Property shall be damaged or
                  --------
destroyed, in whole or in part, by fire or other casualty (a "Casualty"), Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the Restoration of the Individual Property in accordance with Section 6.4. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower.

     Section 6.3  Condemnation. Borrower shall promptly give Lender notice of
                  ------------
the actual or threatened commencement of any proceeding for the Condemnation of all or any part of any Individual Property and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through Condemnation or otherwise (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such taking), Maker shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any Award shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt in accordance with the terms of this Agreement. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Note. If any Individual Property or any portion thereof is taken by a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the applicable Individual Property and otherwise comply with the provisions of
Section 6.4. If any Individual Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt. Notwithstanding the foregoing, or any other provision herein to the contrary, Borrower's obligation to commence and pursue Restoration of an Individual Property shall not be deemed to obligate Borrower to acquire any additional land to substitute for any portion of any Individual Property which may be taken by Condemnation.

          Section 6.4  Restoration. The following provisions shall apply in
                       -----------
connection with the Restoration of any Individual Property:

          (a) In the event that the projected Net Proceeds and the costs of completing the Restoration are each less than the Threshold Amount, Borrower may settle and adjust any claim without the consent of Lender and agree with the insurance company or companies on the amount to be paid upon the loss; provided that such adjustment is carried out in a competent and timely manner. Provided that all of the conditions set forth in Subsections (A), (D), (F), (G), (I) and
(J) of Section 6.4(b)(i) hereof are met and Borrower delivers to Lender a written undertaking to expeditiously commence and satisfactorily complete with due diligence the Restoration in accordance with the terms herein, Borrower is hereby authorized to collect and receive any such Insurance Proceeds and apply them to the costs of the Restoration in accordance with the terms of this Agreement.

          (b) In the event that either the projected Net Proceeds or the costs of completing the Restoration are either equal to or exceed the Threshold Amount Borrower may settle and adjust any claim with the prior consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that (A) if Borrower has not commenced or diligently pursued the claims process with the applicable insurance company or companies and as a result thereof, Lender takes over the claims process as provided in Section 6.2, then Lender may settle and adjust such claims in a reasonable and expeditious manner and (B) upon the occurrence and during the continuance of an Event of Default, Lender may settle and adjust any claim without the consent of Borrower. In such events, Borrower or Lender, as the case may be, may agree with the insurance company or companies on the amount to be paid on the loss. All reasonable efforts will be made to ensure that the proceeds of any such policy shall be paid solely to Lender but, if for any reason Borrower or Wyndham shall also be a dual payee, then Borrower and/or Wyndham, as applicable, shall endorse and/or deliver to Lender all such proceeds within three (3) Business Days following Borrower's and/or Wyndham's, as applicable, receipt thereof, and provided no Event of Default has occurred and is continuing, Lender shall make the Net Proceeds available for the Restoration in accordance with this Section 6.4. The term "Net Proceeds" for purposes of this Section 6.4 shall mean: (i) the net amount of all insurance proceeds received pursuant to Section 6.1 (a)(i), (iv),
(vi), (vii) and (viii) as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Insurance Proceeds"), or
(ii) the net amount of the Award, after deduction of reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Condemnation Proceeds"), whichever the case may be, plus (in the case of (i) and (ii) above) any interest or other income earned on the investment of the Insurance Proceeds or Condemnation Proceeds pursuant to the terms hereof.

               (i) The Net Proceeds shall be made available to Borrower for Restoration provided that each of the following conditions are met:

                     (A) no Event of Default shall have occurred and be continuing;

                     (B) (1) in the event the Net Proceeds are Insurance Proceeds, less than forty percent (40%) of the total floor area of the Improvements on the Individual Property has been materially damaged, destroyed and rendered unusable for a period of at least thirty (30) calendar days as a result of such fire or other casualty or (2) in the event the Net Proceeds are Condemnation Proceeds, less than ten percent (10%) of the land constituting the Individual Property is taken, and such land is located along the perimeter or periphery of the Individual Property, and no portion of the Improvements is located on such land;

                     (C)  Intentionally Omitted;

                     (D) Borrower shall commence the Restoration as soon as reasonably practicable (but, subject to Force Majeure, in no event later than thirty (30) days after such Casualty or Condemnation, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion (Restoration shall be deemed commenced upon Borrower's engagement of an architect if Borrower elects to do so or, if, in the commercially reasonable judgement of Lender, an architect is necessary and the commencing of cleaning of the applicable Individual Property to effectuate Restoration);

                     (E) Lender shall be reasonably satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note, which will be incurred with respect to the Individual Property as a result of the occurrence of any such Casualty or Condemnation, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Section 6.1(a)(iii), if applicable, or (3) by other funds of Borrower including funds reasonably anticipated by Lender to be generated from the operation of the Properties during the Restoration;

                     (F) Lender shall be satisfied that the Restoration will be substantially completed on or before the earliest to occur of (1) six (6) months prior to the Maturity Date, or (2) twelve (12) months after the occurrence of such fire or other casualty, or (3) the earliest date required for such completion under the terms of the Management Agreement or (4) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the applicable Individual Property to the condition it was in immediately prior to such Casualty or Condemnation or (5) the expiration of the insurance coverage referred to in Section 6.1(a)(iii) unless Borrower has provided Lender with evidence reasonably acceptable to Lender that Borrower has sufficient funds after the expiration of such insurance to (1) operate the Properties in a manner consistent with the manner in which the Properties were operated immediately prior to such Casualty or Condemnation and (2) pay all sums as they become due under the Loan Documents in a timely manner;


                     (G) the Individual Property and the use thereof after the Restoration will be in compliance in all material respects with and permitted under all applicable zoning laws, ordinances, rules and regulations;

                     (H) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable environmental laws) and the terms and condition of the Management Agreement;

                     (I) such Casualty or Condemnation, as applicable, does not result in the permanent loss of access to any material portion of the Individual Property or the related Improvements;

                     (J) Lender shall be reasonably satisfied that the projected Debt Service Coverage Ratio for the affected Individual Property for the twelve (12) month period beginning three (3) months after the completion of the Restoration, shall be equal to or greater than the Debt Service Coverage Ratio for such Individual Property for the twelve (12) full calendar months immediately prior to the Closing Date;

                     (K) If the Net Proceeds or the cost of Restoration is reasonably anticipated by Lender to exceed the Threshold Amount, Borrower shall deliver, or cause to be delivered, to Lender a signed reasonably detailed initial budget containing Borrower*s reasonable estimates of the cost of completing the Restoration and shall furnish to Lender no less frequently than one time each calendar month an updated budget prepared by Borrower containing all revisions and refinements to such budget and the amounts incurred through the date of such budget. Such initial budget and all subsequent budgets shall be reasonably acceptable to Lender;

                     (L) the Net Proceeds received and reasonably estimated to be received together with any cash or cash equivalent (including any Letter of Credit received by Lender) deposited by Borrower with Lender are sufficient in Lender's reasonable discretion to cover the cost of the Restoration and uncompleted Replacements (to the extent provided in the next sentence). If and to the extent that the Restoration includes Replacements which were included in the Annual Budget for the year in which the Casualty occurred or which were or would reasonably be expected to be included in the Annual Budget for the immediately following year in which the Casualty occurred, then Borrower shall be given a credit for having made the actual expenditures for such Replacements as and when such expenditures are made during the course of Restoration; and

                    (M) the Management Agreement in effect as of the date of the occurrence of such fire or other casualty or taking, whichever the case may be, shall (1) remain in full force and effect during the Restoration and shall not otherwise terminate as a result of the fire, other casualty or the Restoration or (2) if terminated, shall have been replaced with a Replacement Management Agreement with a Qualified Manager, prior to the opening or reopening of the applicable Individual Property or any portion thereof for business with the public.

               (ii) The Net Proceeds shall be held by Lender in an interest-bearing Eligible Account (provided, however, Borrower may instruct Lender to invest the Net Proceeds in Permitted Investments, provided, that all risks relating thereto shall be borne solely by Borrower) and, until disbursed in accordance with the provisions of this Section 6.4(b), shall constitute additional security for the Debt and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever (except for Liens being contested in good faith in accordance with the terms hereof) on the Individual Property which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company issuing the Title Insurance Policy.

               (iii) All plans and specifications (to the extent reasonably required by Borrower) required in connection with a Restoration reasonably anticipated by Lender to cost in excess of $1,000,000.00 shall be subject to prior review and acceptance in all respects by Lender (which acceptance shall not be unreasonably withheld, conditioned or delayed) and by an independent consulting engineer selected by Lender and reasonably acceptable to Borrower (the "Casualty Consultant"). Borrower may require the Casualty Consultant to execute reasonably requested confidentiality agreements with respect to Borrower's confidential non-public information provided such agreements are customarily given for similarly situated properties. Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen providing work and/or materials in excess of $500,000.00 in connection with a Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Casualty Consultant, such acceptance mot to be unreasonably withheld, conditioned or delayed. All reasonable out-of-pocket costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

               (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "Casualty Retainage" shall mean an amount equal to ten percent (10%) of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been completed; provided, however, to the extent that retainer fees and other advances paid or payable to contractors, consultants and/or engineers constitute an approved loss by the applicable insurance company or companies and Insurance Proceeds have been received with respect to such fees, provided no Event of Default shall have occurred and be continuing, Lender will permit such amounts to be paid or reimbursed to Borrower from the Net Proceeds to the extent such Insurance Proceeds have actually been received by Lender, without any such Casualty Retainage. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 6.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 6.4(b) and that all approvals necessary for the re-occupancy and use of the Individual Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence reasonably satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage; provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of (subject to receipt of the applicable Casualty Retainage) all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the Title Insurance Policy for the related Individual Property, and Lender, upon its reasonable request, receives an endorsement to such Title Insurance Policy insuring the continued priority of the Lien of the related Security Instrument and evidence of payment of any premium payable for such endorsement. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

               (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than (a) once every seven (7) calendar days during the first (30) calendar days following a Casualty, (b) once every fourteen (14) calendar days during the next one hundred eighty (180) calendar days and (c) once every thirty (30) calendar days thereafter.

               (vi) If at any time the Net Proceeds (including a reasonable estimate of the amount to be received as Restoration progresses) or the undisbursed balance thereof shall not, in the reasonable opinion of Lender in consultation with the Casualty Consultant, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration based upon the then current budget for the Restoration, Borrower shall deposit the amount of the deficiency (the "Net Proceeds Deficiency") with Lender (which deposit may be made in the form of a Letter of Credit) before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 6.4(b) shall constitute additional security for the Debt and other obligations under the Loan Documents.

               (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been substantially completed in accordance with the provisions of this Section 6.4(b), and the receipt by Lender of evidence reasonably satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing.

          (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Section 6.4(b)(vii) may be retained and applied by Lender toward the payment of either (or both) (1) any then outstanding portion of the Debt or (2) the principal balance of the Debt whether or not then due and payable, in either case in such order, priority and proportions as Lender in its sole discretion shall deem proper, or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall approve, in its discretion. If Lender shall receive and retain Net Proceeds, the Lien of the Security Instruments shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.

          (d) Notwithstanding the provisions of this Section 6.4 to the contrary, a portion of the Net Proceeds not to exceed $2,500,000.00 shall be made available to Borrower after receipt thereof by Lender or Borrower, as applicable, to pay or reimburse Borrower for any immediate and necessary repairs or other work required (i) to protect the health or safety of any hotel guest or any of Borrower's employees or agents or (ii) to allow the applicable Individual Property to operate as a hotel (collectively, the "Emergency Repairs") provided
(A) Lender has approved such Emergency Repairs in writing, which approval shall not be unreasonably withheld, conditioned or delayed and (B) the Emergency Repairs are (1) substantially completed and paid for within ten (10) calendar days after the occurrence of the Casualty and (2) completed in a good and workman like manner and in compliance with all Applicable Laws.

          VII. RESERVE FUNDS
               -------------

          Section 7.1   Required Repair Funds.
                        ---------------------

          7.1.1  Deposits. Borrower shall perform the repairs at the Properties,
                 --------
as more particularly set forth on Schedule III hereto (such repairs hereinafter referred to as "Required Repairs"). Borrower shall complete the Required Repairs on or before the required deadline for each repair as set forth on Schedule III, subject to such extensions as required due to Force Majeure. It shall be an Event of Default under this Agreement if (a) Borrower does not complete the Required Repairs at each Individual Property by the required deadline for each repair as set forth on Schedule III, or (b) Borrower does not satisfy each condition contained in Section 7.1.2 hereof in all material respects. Upon the occurrence of such an Event of Default, Lender, at its option, may withdraw all Required Repair Funds from the Required Repair Account and Lender may apply such funds either to completion of the Required Repairs at one or more of the Properties or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply Required Repair Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents. If Borrower does not complete the Required Repairs on or before the required deadline for each repair, Borrower shall deposit with Lender, immediately upon request by Lender, an amount for each Individual Property equal to 125% of the cost of any remaining or incomplete Required Repair for each such Individual Property (collectively, the "Required Deposit"). Amounts so deposited with Lender shall be held by Lender in accordance with Section 7.7 hereof. Amounts so deposited shall hereinafter be referred to as Borrower's "Required Repair Fund." Notwithstanding the foregoing, in lieu of depositing the Required Deposit, Borrower shall have the option of delivering to Lender a Letter of Credit in the amount of the Required Deposit.

          7.1.2  Release of Required Repair Funds. Provided Borrower has
                 --------------------------------
deposited funds in the Required Repair Fund, Lender shall disburse to Borrower the Required Repair Funds from the Required Repair Account from time to time upon satisfaction by Borrower of each of the following conditions: (a) Borrower shall submit a written request for payment to Lender at least fifteen (15) days prior to the date on which Borrower requests such payment be made and specifies the Required Repairs to be paid, (b) on the date such request is received by Lender and on the date such payment is to be made, no Event of Default shall exist and remain uncured, (c) Lender shall have received an Officers' Certificate (i) stating that all Required Repairs at the applicable Individual Property to be funded by the requested disbursement have been completed in good and workmanlike manner (or any materials to be reimbursed by the requested disbursement are on site at the Individual Property or in a bonded warehouse reasonably acceptable to Lender and are properly secured or have been installed in the Individual Property) and in accordance with all Legal Requirements and Environmental Laws, such certificate to be accompanied by a copy of any license, permit or other approval by any Governmental Authority required to commence and/or complete such Required Repairs, (ii) identifying each Person that supplied materials or labor in connection with the Required Repairs performed at such Individual Property with respect to the reimbursement to be funded by the requested disbursement, and (iii) stating that each such Person has been paid in full all sums then due upon such disbursement, such Officers' Certificate to be accompanied by lien waivers or other evidence of payment reasonably satisfactory to Lender, (d) at Lender's option, a title search for such Individual Property indicating that such Individual Property is free from all liens, claims and other encumbrances not previously approved by Lender, and (e) Lender shall have received such other evidence as Lender shall reasonably request that the Required Repairs at such Individual Property to be funded by the requested disbursement (or any materials to be reimbursed by the requested disbursement are on site at the Individual Property or in a bonded warehouse reasonably acceptable to Lender and are properly secured or have been installed in the Individual Property) have been completed and are paid for upon such disbursement to Borrower. Lender shall not be required to make disbursements from the Required Repair Account with respect to any Individual Property unless such requested disbursement is in an amount greater than $25,000 (or a lesser amount if the total amount in the Required Repair Account is less than $25,000, in which case only one disbursement of the amount remaining in the account shall be made). Provided no Event of Default has occurred and is continuing, any funds remaining in the Required Repairs Account after completion of all Required Repairs and the delivery of evidence thereof in accordance with the terms and conditions of this Agreement will be disbursed to Borrower.

          Section 7.2  Tax and Insurance Escrow Fund. Borrower shall pay to
                       -----------------------------
Lender on each Payment Date (a) one-twelfth of the Taxes (the "Monthly Tax Deposit") that Lender estimates will be payable during the next ensuing twelve
(12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates, and (b) one-twelfth of the Insurance Premiums (the "Monthly Insurance Premium Deposit") that Lender estimates will be payable for the renewal of the coverage afforded by the Policies, with respect to, and allocable to the Properties upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (a) and (b) above hereinafter called the "Tax and Insurance Escrow Fund"). The Tax and Insurance Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note and this Agreement, shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Section 5.1.2 and 6.1 hereof. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof, provided, however, Borrower shall have the right to contest the same in good faith and in accordance with the terms hereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Section
5.1.2 and 6.1 hereof, Lender shall, in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. Any amount remaining in the Tax and Insurance Escrow Fund after the Debt has been paid in full shall be returned to Borrower. In allocating such excess, Lender may deal with the Person shown on the records of Lender to be the owner of the Properties. If at any time Lender reasonably determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay Taxes and Insurance Premiums by the dates set forth in (a) and
(b) above, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the Taxes and/or thirty (30) days prior to expiration of the Policies, as the case may be. Notwithstanding the foregoing, in lieu of making the Monthly Insurance Premium Deposit, Borrower shall have the option of (i) delivering to Lender a Letter of Credit in an amount equal to twenty-five percent (25%) of the estimated annual Insurance Premium, as the same is calculated each year during the term of the Loan or (ii) providing evidence reasonably satisfactory to Lender that the liability or casualty Policy maintained by Borrower covering the Properties shall constitute an approved blanket or umbrella Policy pursuant to terms hereof. Amounts deposited with Lender in the Tax and Insurance Escrow Fund shall be held by Lender in accordance with the terms of Section 7.7 hereof.

         Section 7.3     Replacements and Replacement Reserve.
                         ------------------------------------

         7.3.1 Replacement Reserve Fund. With respect to each Individual
               ------------------------
Property, Borrower shall pay to Lender on the first Payment Date of each calendar quarter the Replacement Reserve Deposit for replacements and repairs required to be made to the Properties during the calendar year (collectively, the "Replacements"). Amounts so deposited shall hereinafter be referred to as Borrower's "Replacement Reserve Fund" and the account in which such amounts are held shall hereinafter be referred to as Borrower's "Replacement Reserve Account". In the event an Individual Property is released from the Lien of its related Security Instrument in accordance with Section 2.4 or 2.6 hereof, any amount held in the Replacement Reserve Account and allocated for such Individual Property shall be retained by Lender and credited toward the future Replacement Reserves Quarterly Deposits required by Lender hereunder for the Individual Properties remaining subject to the Lien of the Security Instruments. Borrower covenants and agrees to provide Lender evidence, reasonably acceptable to Lender, within thirty (30) days of the start of each calendar quarter, of the Actual Amount for the immediately preceding twelve (12) month period. Notwithstanding the foregoing, in lieu of depositing the Replacement Reserve Deposit, Borrower may deliver to Lender one (1) or more Letters of Credit each in the amount of the required Replacement Reserve Deposit.

         7.3.2 Disbursements from Replacement Reserve Account. (a) Provided that
               ----------------------------------------------
(i) the Replacement Reserve contains cash and (ii) no Triggering Event shall have occurred and be continuing, Lender shall make disbursements from the Replacement Reserve Account to pay or reimburse Borrower only for the costs of the Replacements. Lender shall not be obligated to make disbursements from the Replacement Reserve Account to pay or reimburse Borrower for the costs of routine maintenance to an Individual Property, for replacement of inventory or for costs which are to be reimbursed from the Required Repair Fund.

         (b) Lender shall, upon written request from Borrower and satisfaction of the requirements set forth in this Section 7.3.2, disburse to Borrower amounts from the Replacement Reserve Account necessary to pay or reimburse Borrower for the actual approved costs and Replacements upon completion of such Replacements (or, upon partial completion in the case of Replacements made pursuant to Section 7.3.2(e)) as reasonably determined by Lender. In no event shall Lender be obligated to disburse funds from the Replacement Reserve Account if a Default or an Event of Default has occurred and is continuing.

         (c) Each request for disbursement from the Replacement Reserve Account shall be in a form reasonably specified or approved by Lender and shall specify (i) the specific Replacements for which the disbursement is requested,
(ii) the quantity and price of each item purchased or to be purchased, if the Replacement includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used in any Replacement other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Replacement for which the disbursement is requested. With each request Borrower shall deliver an Officer's Certificate certifying that all Replacements subject to prior requests, have been made in accordance with all applicable Legal Requirements of any Governmental Authority having jurisdiction over the applicable Individual Property to which the Replacements are being provided. Each request for disbursement shall include copies of invoices for all items or materials purchased or to be purchased and all contracted labor or services provided or to be provided and each request shall include waivers of lien and evidence of payment from each contractor, as applicable, previously receiving payment out of any prior such request. Except as provided in Section 7.3.2(e), each request for disbursement from the Replacement Reserve Account shall be made only after completion of the Replacement for which disbursement is requested. Borrower shall provide Lender evidence of completion or partial completion, as applicable, satisfactory to Lender in its reasonable judgment.

         (d) Borrower shall pay all invoices in connection with the Replacements with respect to each request for disbursement (i) prior to submitting such request for disbursement from the Replacement Reserve Account,
(ii) with the funds received from the applicable disbursement from the Replacement Reserve Account or, (iii) at the request of Borrower, Lender will issue joint checks, payable to Borrower and the contractor, supplier, materialman, mechanic, subcontractor or other party to whom payment is due in connection with a Replacement. In the case of payments made by joint check, Lender may require a waiver of lien from each Person receiving payment prior to Lender's disbursement from the Replacement Reserve Account. In addition, as a condition to any disbursement, Lender may require Borrower to obtain lien waivers from each contractor, supplier, materialman, mechanic or subcontractor who receives payment in an amount equal to or greater than $50,000 for completion of its work or delivery of its materials. Any lien waiver delivered hereunder shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for the applicable Individual Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current payment or reimbursement request (or, in the event that payment to such contractor, supplier, subcontractor, mechanic or materialmen is to be made by a joint check, the release of lien shall be effective through the date covered by the previous release of funds request).

         (e) If (i) the cost of a Replacement exceeds $50,000, (ii) the contractor performing such Replacement requires periodic payments pursuant to terms of a written contract, and (iii) Lender has approved in writing in advance such periodic payments, a request for payment or reimbursement from the Replacement Reserve Account may be made after completion of a portion of the work under such contract, provided (A) such contract requires payment upon completion of such portion of the work, (B) the materials for which the request is made are on site at the applicable Individual Property and are properly secured or have been installed in such Individual Property (or if stored at a place other than the applicable Individual Property, are secured in a manner reasonably acceptable to Lender), (C) all other conditions in this Agreement for disbursement have been satisfied, (D) funds remaining in the Replacement Reserve Account together with other funds or assurances reasonably satisfactory to Lender deposited with Lender and available for such Replacements are, in Lender's reasonable judgment, sufficient to complete such Replacement and other Replacements when required, and (E) if required by Lender, each contractor or subcontractor receiving payments under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor.

         (f) Borrower shall not make a request for disbursement from the Replacement Reserve Account more frequently than once in any calendar month and (except in connection with the final disbursement) the total cost of all Replacements in any request shall not be less than $25,000.00.

         7.3.3 Performance of Replacements. (a) Borrower shall make Replacements
               ---------------------------
when required in order to keep each Individual Property in condition and repair consistent with other first class, full service hotels in the same market segment in the metropolitan area in which the respective Individual Property is located, and to keep each Individual Property or any portion thereof from deteriorating. Borrower shall complete all Replacements in a good and workmanlike manner as soon as practicable following the commencement of making each such Replacement.

         (b) In connection with Replacements for which payments or reimbursements are requested from the Replacement Reserve Account, Lender reserves the right, at its option, to approve each contract or work order with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Replacements in the event amounts payable under such contract or work order exceed $100,000. Upon Lender's request, Borrower shall assign such contract or subcontract to Lender.

         (c) Upon the occurrence and during the continuance of an Event of Default, Lender shall have the option to withhold disbursement from the Replacement Reserve Account for any unsatisfactory Replacement and to proceed under existing contracts or to contract with third parties to complete such Replacement and to apply the Replacement Reserve Fund toward the labor and materials necessary to complete such Replacement, without providing any prior notice to Borrower and to exercise any and all other remedies available to Lender upon an Event of Default hereunder.

         (d) In order to facilitate Lender's completion or making of the Replacements pursuant to Section 7.3.3(c) above, Borrower grants Lender the right to enter onto any Individual Property upon prior written notice to Borrower and subject to the rights of tenants and hotel guests and perform any and all work and labor necessary to complete or make the Replacements and/or employ watchmen to protect such Individual Property from damage. All sums so expended by Lender, to the extent not from the Replacement Reserve Fund, shall be deemed to have been advanced under the Loan to Borrower and secured by the Security Instruments. For this purpose Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the

Replacements in the name of Borrower. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked, provided, however, Lender shall not exercise such power of attorney until the earlier of (i) the occurrence and continuance of an Event of Default or (ii) ten (10) days after Lender notifies Borrower of its intention to exercise such power of attorney. Borrower empowers said attorney-in-fact as follows: (i) to use any funds in the Replacement Reserve Account for the purpose of making or completing the Replacements; (ii) to make such additions, changes and corrections to the Replacements as shall be reasonably necessary or desirable to complete the Replacements; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be reasonably required for such purposes;
(iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against any Individual Property, or as may be necessary or desirable for the completion of the Replacements, or for clearance of title; (v) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with any Individual Property or the rehabilitation and repair of any Individual Property; and (vii) to do any and every act which Borrower might do in its own behalf to fulfill the terms of this Agreement.

         (e) Nothing in this Section 7.3.3 shall: (i) make Lender responsible for making or completing the Replacements; (ii) require Lender to expend funds in addition to the Replacement Reserve Fund to make or complete any Replacement;
(iii) obligate Lender to proceed with the Replacements; or (iv) obligate Lender to demand from Borrower additional sums to make or complete any Replacement.

         (f) Borrower shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect, or inspector) or third parties making Replacements pursuant to this Section 7.3.3 to enter onto each Individual Property during normal business hours and upon prior written notice (subject to the rights of tenants under their Leases) to inspect the progress of any Replacements and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Replacements which are or may be kept at each Individual Property, and to complete any Replacements made pursuant to this Section 7.3.3. Borrower shall cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this Section 7.3.3(f) or the completion of Replacements pursuant to this Section 7.3.3.

         (g) Lender may require an inspection of an Individual Property at Borrower's expense prior to making a monthly disbursement in excess of $100,000 from the Replacement Reserve Account in order to verify completion of the Replacements for which payment or reimbursement is sought. Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Lender and/or may require a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of any amounts from the Replacement Reserve Account. Borrower shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional.

         (h) The Replacements and all materials, equipment, fixtures, or any other item comprising a part of any Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialmen's or other liens (except for Permitted Encumbrances).

         (i) Before each disbursement from the Replacement Reserve Account in excess of $100,000.00, Lender may require Borrower to provide Lender with a search of title to the applicable Individual Property effective to the date of the disbursement, which search shows that no mechanic's or materialmen's liens or other liens of any nature (other than Liens being contested in good faith in accordance with the terms hereof) have been placed against the applicable Individual Property since the date of recordation of the related Security Instrument and that title to such Individual Property is free and clear of all Liens (other than the lien of the related Security Instrument and any other Liens previously approved in writing by Lender, if any, or Permitted Encumbrances).

         (j) All Replacements shall comply with all applicable Legal Requirements of all Governmental Authorities having jurisdiction over the applicable Individual Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

         (k) In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workmen's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Replacement to the extent not already provided by Borrower's existing insurance coverage. All such policies shall be in form and amount reasonably satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed. Certified copies of such policies shall be delivered to Lender.

         7.3.4 Failure to Make Replacements. (a) It shall be an Event of Default
               ----------------------------
under this Agreement if Borrower fails to comply with any provision of this
Section 7.3 and such failure is not cured within thirty (30) days after notice from Lender. Upon the occurrence and during the continuance of such an Event of Default, Lender may use the Replacement Reserve Fund (or any portion thereof) for any purpose, including but not limited to completion of the Replacements as provided in Sections 7.3.3(c) and (d), or for any other repair or replacement to any Individual Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the Replacement Reserve Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents.

         (b) Nothing in this Agreement shall obligate Lender to apply all or any portion of the Replacement Reserve Fund on account of an Event of Default to payment of the Debt or in any specific order or priority.

         7.3.5 Balance in the Replacement Reserve Account. The insufficiency of
               ------------------------------------------
any balance in the Replacement Reserve Account shall not relieve Borrower from its obligation to fulfill all preservation and maintenance covenants in the Loan Documents.

         Section 7.4      Intentionally Omitted.
                          ---------------------

         Section 7.5      Intentionally Omitted.
                          ---------------------

         Section 7.6      Ground Lease Escrow Fund.
                          ------------------------

             Borrower shall pay to Lender, together with the scheduled payment of interest under the Loan each month, an amount (the "Monthly Ground Rent Deposit") that is estimated by Lender to be due and payable by Borrower under the Ground Lease for all rent and any and all other charges (the "Ground Rent") which may be due by Borrower under the Ground Lease in order to accumulate with Lender sufficient funds to pay all sums payable under the Ground Lease at least ten (10) Business Days prior to the dates due (said amounts, hereinafter called the "Ground Lease Escrow Fund"). The Ground Lease Escrow Fund is for the purpose of paying all sums due under the Ground Lease. Upon Borrower's failure to pay any rent or other charges due under the Ground Lease after the receipt of any notice and the expiration of any cure period available to Borrower pursuant to the Ground Lease, Lender may, in its discretion, apply any amounts held in the Ground Lease Escrow Fund to the payment of such rent or other charges; provided however, that the provisions of this Section 7.6 shall not be deemed to create any obligation on the part of Lender to pay any such rent or other charges from amounts on deposit in the Ground Lease Escrow Fund. Notwithstanding the foregoing, in lieu of depositing the Monthly Ground Rent Deposit, Borrower shall have the option of delivering to Lender a Letter of Credit equal to twenty-five percent (25%) of the annual Ground Rent due under the Ground Lease, as calculated each year during the term of the Loan. Such deposit may be increased by Lender in the amount Lender deems is necessary in its reasonable discretion based on any increases in the rent due under the Ground Lease.

         Section 7.7     Reserve Funds, Generally.
                         ------------------------

         7.7.1 Borrower grants to Lender a first-priority perfected security interest in each of the Reserve Funds and the related Accounts and any and all monies now or hereafter deposited in each Reserve Fund and related Account as additional security for payment of the Debt. Until expended or applied in accordance herewith, the Reserve Funds and the related Accounts shall constitute additional security for the Debt.

         7.7.2 Upon the occurrence and during the continuance of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in any or all of the Reserve Funds to the payment of the Debt in any order in its sole discretion.

         7.7.3 The Reserve Funds shall not constitute trust funds, shall be held in a segregated account and shall be held at the Lockbox Bank.

         7.7.4 The Reserve Funds shall be held in interest bearing accounts and all earnings or interest on a Reserve Fund shall be added to and become a part of such Reserve Fund and shall be disbursed in the same manner as other monies deposited in such Reserve Fund.

         7.7.5 Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Reserve Fund or related Account or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

         7.7.6 Borrower shall indemnify Lender and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, actual direct damages, obligations and costs and expenses (including litigation costs and reasonable attorneys fees and expenses) arising from or in any way connected with the Reserve Funds or the related Accounts or the performance of the obligations for which the Reserve Funds or the related Accounts were established, except to the extent caused by Lender's or its agent's or employee's gross negligence or willful misconduct. Borrower shall assign to Lender all rights and claims Borrower may have against all persons or entities supplying labor, materials or other services which are to be paid from or secured by the Reserve Funds or the related Accounts; provided, however, that Lender may not pursue any such right or claim unless an Event of Default has occurred and remains uncured.

         VIII. DEFAULTS

         Section 8.1     Event of Default. hereunder (an "Event of Default"):
                         ----------------
(a) Each of the following events shall constitute an event of default

               (i) if any portion of the Debt (other than the payments due on the Maturity Date) is not paid within two (2) Business Days of the date the same is due and payable or if the amounts due on the Maturity Date are not paid on or prior to the Maturity Date;

               (ii) if any of the Taxes or Other Charges are not paid on or before the date when the same are due and payable;

               (iii) if the Policies are not kept in full force and effect, or if certified copies of the Policies are not delivered to Lender upon request if required pursuant to the terms hereof;

               (iv) except as expressly permitted hereunder, if any Borrower transfers or encumbers any portion of the Properties without Lender's prior written consent or otherwise violates the provisions of Section
         5.2.12 hereof or Article 7 of the Security Instruments;

               (v) if any representation or warranty made by any Borrower, Principal, Indemnitor or Guarantor herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender shall have been false or misleading in any material respect as of the date the representation or warranty was made;

               (vi) if any Borrower, Principal, Indemnitor or any guarantor under any guaranty issued in connection with the Loan, including, without limitation, the Maryland Guaranty, shall make an assignment for the benefit of creditors;

               (vii) if a receiver, liquidator or trustee shall be appointed for any Borrower, Principal, Indemnitor or any guarantor under any guarantee issued in connection with the Loan, including, without limitation, the Maryland Guaranty, or if any Borrower, Principal, Indemnitor or such guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or State law, shall be filed by or against, consented to, or acquiesced in by, any Borrower, Principal, Indemnitor or such guarantor, or if any proceeding for the dissolution or liquidation of any Borrower, Principal, Indemnitor or such guarantor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by any Borrower, Principal, Indemnitor or such guarantor, upon the same not being discharged, stayed or dismissed within ninety (90) days;

               (viii) if any Borrower attempts to assign its rights under this Agreement or any of the other Loan Documents or any interest herein or therein in contravention of the Loan Documents;

               (ix) if any Borrower breaches any of its respective negative covenants contained in Section 5.2 in any material respect or any covenant contained in Section 5.1.10 hereof;

               (x) with respect to any term, covenant or provision set forth herein or in any other Loan Document which specifically contains a notice requirement or grace period, if any Borrower shall be in default under such term, covenant or condition after the giving of such notice or the expiration of such grace period;

               (xi) if any of the assumptions contained in the Insolvency Opinion or in any other "non-consolidation" opinion delivered to Lender in connection with the Loan, or in the Additional Insolvency Opinion or in any other "non-consolidation" opinion delivered subsequent to the closing of the Loan, is or shall become untrue in any material respect;

               (xii) if a material default has occurred and continues beyond any applicable cure period under the Management Agreement (or any Replacement Management Agreement) if such default permits the Manager thereunder to terminate or cancel the Management Agreement (or any Replacement Management Agreement);

               (xiii) if any Borrower or any Principal violates or does not comply with any of the provisions of Section 4.1.35 hereof, including, but not limited to, if any Borrower or any Principal shall fail to comply with the provisions of its operating agreement, articles or certificate of incorporation, partnership agreement or any other governing documents;

               (xiv) subject to Borrower's right to contest the same in accordance with the terms hereof, if any Individual Property becomes subject to any mechanic's, materialman's or other lien other than a Permitted Encumbrance or a lien for local real estate taxes and assessments not then due and payable and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days;

               (xv) subject to Borrower's right to contest the same in accordance with the terms hereof, if any federal tax lien or State or local income tax lien is filed against any Borrower, any member or general partner of Borrower, any Guarantor, any Indemnitor or any Individual Property and same is not discharged of record within forty-five (45) days after same is filed;

               (xvi) (A) any Borrower fails to timely provide Lender with the written certification and evidence referred to in Section 5.2.8 hereof, or (B) any Borrower consummates a transaction which would cause the Security Instruments or Lender's exercise of its rights under the Security Instruments, the Note, this Agreement or the other Loan Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a State statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a State statute;

               (xvii) if any Borrower shall fail to deliver to Lender, within fifteen (15) days after request by Lender, the estoppel certificates required pursuant to the terms of Section 5.1.13 hereof;

               (xviii) if any default occurs under any guaranty or indemnity executed in connection herewith (including, without limitation, the Guaranty, the Environmental Indemnity and the Maryland Guaranty) and such default continues after the expiration of applicable grace periods, if any;

               (xix) if any Borrower shall be in default beyond applicable notice and grace periods under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of any Individual Property whether it be superior or junior in lien to the related Security Instrument;

               (xx) if any Maker is required to maintain an Interest Rate Cap Agreement and (i) the Interest Rate Cap Agreement is terminated for any reason by Maker or the Counterparty, or (ii) the Counterparty defaults in the performance of its monetary obligations under the Interest Rate Cap Agreement or (iii) the rating of the Counterparty is subject to any downgrade, withdrawal or qualification by an Rating Agency, and Maker does not within fifteen (15) days (A) replace the terminated Interest Rate Cap Agreement with a Replacement Interest Rate Cap Agreement in accordance with Section 2.4 hereof, and (B) deliver to Lender, in form and substance reasonably satisfactory to Lender (y) an Assignment of Interest Rate Cap and (z) a recognition letter from the Counterparty thereto acknowledging the assignment of the Replacement Interest Rate Cap Agreement;

               (xxi) if any Borrower shall fail to pay the Ground Rent or any additional rent or other charge mentioned in or made payable by the Ground Lease when said rent or other charge is due and payable (after the expiration of any applicable notice and cure period provided therein);

               (xxii) if the leasehold estate created by the Ground Lease shall be surrendered or if the Ground Lease shall cease to be in full force and effect or the Ground Lease shall be terminated or cancelled for any reason or under any circumstances whatsoever, or if any of the terms, covenants or conditions of the Ground Lease shall in any manner be modified, changed, supplemented, altered, or amended without the consent of Lender;

               (xxiii) if there shall occur any default by any Borrower, as tenant under the Ground Lease, in the observance or performance of any term, covenant or condition of the Ground Lease on the part of Borrower to be observed or performed and said default is not cured prior to the expiration of any applicable grace and notice periods therein provided, or if the leasehold estate created by the Ground Lease shall be surrendered or the Ground Lease shall be terminated or canceled for any reason or under any circumstances whatsoever, or if any of the terms, covenants or conditions of the Ground Lease shall in any manner be modified, changed, supplemented, altered, or amended without the consent of Lender; or

               (xxiv)  Intentionally Omitted;

               (xxv) if any Borrower ceases to operate a hotel on the Property or terminates such business for any reason whatsoever (other than temporary cessation in connection with Force Majeure or any renovations to the Property or restoration of the Property after Casualty or Condemnation);

               (xxvi) if any Borrower operates the Property under the name of any hotel chain or system other than Wyndham, or the name of the hotel chain or system of a public or private entity into which Wyndham merged or consolidated or by which Wyndham is acquired in a transfer permitted under Section 5.2.12 hereof, without Lender's prior written consent; or

               (xxvii) if any Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in subsections (i) to (xxvi) above, for ten (10) days after notice to Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Borrower shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed ninety (90) days; or

               (xxviii) if there shall be default under any of the other Loan Documents beyond any applicable cure periods contained in such documents, whether as to any Borrower or any Individual Property, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt;

          (b) Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default described in clauses (vi), (vii) or (viii) above) and at any time thereafter, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, Lender may take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to all or any Individual Property, including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and any or all of the Properties, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vi), (vii) or (viii) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

          Section 8.2 Remedies. (a) Upon the occurrence and during the
                      --------
continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any Individual Property or any other Collateral. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing, to the extent permitted by Applicable Law, (i) Lender is not subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Properties and the other Collateral and each Security Instrument has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

          (b) With respect to Borrower and the Properties, nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to any Individual Property or Collateral for the satisfaction of any of the Debt in preference or priority to any other Individual Property or Collateral, and Lender may seek satisfaction out of all of the Properties or all of the Collateral or any part thereof, in its absolute discretion in respect of the Debt. In addition, to the extent permitted by Applicable Law, Lender shall have the right from time to time to partially foreclose the Security Instruments in any manner and for any amounts secured by the Security Instruments then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose one or more of the Security Instruments to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose one or more of the Security Instruments to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by one or more of the Security Instruments as Lender may elect. Notwithstanding one or more partial foreclosures, the Properties shall remain subject to the Security Instruments to secure payment of sums secured by the Security Instruments and not previously recovered.

          Section 8.3     Remedies Cumulative; Waivers. The rights, powers and
                          ----------------------------
remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singularly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one or more Defaults or Events of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

          IX.   SPECIAL PROVISIONS
                ------------------

          Section 9.1     Sale of Notes and Securitization.
                          --------------------------------

                  Lender may, at any time, sell, transfer or assign the Note, this Agreement, the Security Instruments and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities (the "Securities") evidencing a beneficial interest in a rated or unrated public offering or private placement (a "Securitization"). At the request of the holder of the Note and, to the extent not already required to be provided by Borrower under this Agreement, Borrower shall, at Borrower's expense (subject to the limitations set forth below), use reasonable efforts to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with a Securitization or the sale of the Note or the participations or Securities, including, without limitation, to:

                  (a) (i) provide such financial and other information with respect to the Properties, Borrower and the Manager,
                          (ii) provide budgets relating to the Properties and
                          (iii) to perform or permit or cause to be performed or permitted, at Lender's expense, such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Properties, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization (the "Provided Information"), provided, however Phase II reports and other invasive testing may not be performed at any Individual Property unless Borrower has received evidence of insurance for any Person performing such testing, together, if customary, with appropriate verification and/or consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

                  (b) if required by the Rating Agencies, deliver (i) revised opinions of counsel as to non-consolidation, due execution and enforceability with respect to the Properties, Borrower, Guarantor, Indemnitor, Principal and their respective Affiliates and the Loan Documents, and (ii) revised organizational documents as they relate to the single purpose bankruptcy remoteness of Borrower and/or Principal, (provided, however, no such revisions to Borrower's or Principal's organizational documents shall have a material adverse effect on Borrower and/or Principal, as applicable) which counsel, opinions and organizational documents shall be shall be satisfactory to Lender and the Rating Agencies;

                  (c) if required by the Rating Agencies, deliver such additional tenant estoppel letters, subordination agreements or other agreements from parties to agreements that affect the

                  Properties, which estoppel letters, subordination agreements or other agreements shall be satisfactory to Lender and the Rating Agencies.

             (d) execute such amendments to the Loan Documents and organizational documents, as may be requested by the holder of the Note or the Rating Agencies or otherwise to effect the Securitization; provided, however, that Borrower shall not be required to modify or amend any organizational document or Loan Document if such modification or amendment would (except for modifications and amendments required to be made pursuant to Section (e) below,) (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, or (ii) modify or amend any other material economic or material non-economic term of the organizational documents or Loan Documents.

             (e) if Lender elects, in its sole discretion, prior to or upon a Securitization, to split the Loan into two or more parts, or the Note into multiple component notes or tranches which may have different interest rates, amortization payments, principal amounts and maturities, Borrower agrees to cooperate with Lender in connection with the foregoing and to execute the required modifications and amendments to the Note, this Agreement and the Loan Documents and to provide opinions necessary to effectuate the same; provided, however Borrower shall not be required to modify or amend any Loan Documents if
                  (i) the initial weighted average interest rate of such split notes would be greater than the Applicable Interest Rate immediately preceding such loan split or (ii) such modification or amendment would (a) change the Maturity Date or Monthly Scheduled Amortization Payment or (b) modify or amend any other material economic or material non-economic term of the Loan Documents, provided, that, notwithstanding the provisions below, Borrower shall not be responsible for the payment of any title insurance premiums required by Lender in connection with the foregoing, but Borrower shall be responsible for all other cost and expenses (subject to the limitations set forth below) in complying with this Section 9.1(e).

             (f) make such representations and warranties as of the closing date of the Securitization with respect to the Properties, Borrower, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents; and

             (g) supply to Lender such documentation, financial statements and reports in form and substance required for Lender to comply with Regulation S-X of the federal securities law.


             All reasonable third party costs and expenses incurred by Lender in connection with Borrower's complying with requests made under this Section 9.1 shall be paid by Borrower; provided, however, other than with respect to (i) items which Borrower, Principal, Wyndham and/or any Affiliate of any of the foregoing are otherwise required to deliver pursuant to the terms of the Loan Documents, (ii) the cost of agreed upon procedures and the cost of a wind storm analysis, if required by Lender and (iii) legal counsel employed by Borrower, Principal, Wyndham and/or any Affiliate of any of the foregoing, such costs and expenses shall not exceed $20,000.00 in the aggregate.

    Section 9.2   Securitization Indemnification.
                  ------------------------------

    (a) Borrower understands that certain of the Provided Information may be included in disclosure documents in connection with the Securitization, including, without limitation, a prospectus, prospectus supplement or private placement memorandum (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization.

In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, Borrower will cooperate with the holder of the Note in updating the Disclosure Document by providing all current information necessary to keep the Disclosure Document accurate and complete in all material respects.

         (b) Borrower agrees to provide in connection with each of (i) a preliminary and a final private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable (collectively, the "Offering Materials"), an indemnification certificate (A) certifying that Borrower has carefully examined such memorandum or prospectus, as applicable, including without limitation, the sections entitled "Special Considerations," "Description of the Mortgages," "Description of the Mortgage Loans and Mortgaged Property," "The Manager," "The Borrower" and "Certain Legal Aspects of the Mortgage Loan," and such sections (and any other sections reasonably requested to the extent the same relate to the Loan, the Loan Documents, Borrower, Guarantor, Indemnitor, Principal or an Affiliate of any of the foregoing) do not (and with respect to any portion of the Offering Materials prepared in reliance on the reports of third-parties, to the best of Borrower's knowledge, do not) contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (B) indemnifying Lender (and for purposes of this Section 9.2, Lender hereunder shall include its officers and directors), the Affiliate of Lehman Brothers Inc. ("Lehman") that has filed the registration statement, if any, relating to the securitization (the "Registration Statement"), each of its directors, each of its officers who have signed the Registration Statement and each Person or entity who controls the Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Lehman Group"), and Lehman, each of its directors and each Person who controls Lehman within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (collectively, the "Liabilities") to which Lender, the Lehman Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such sections (other than such statement or misstatement made in Borrower's good faith reliance upon the reports of third parties that do not to the best of Borrower's knowledge, contain any untrue statement or misstatement or a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections or necessary in order to make the statements in such sections or in light of the circumstances under which they were made, not misleading and (C) agreeing to reimburse Lender, the Lehman Group and the Underwriter Group for any legal or other out-of-pocket expenses reasonably incurred by Lender and Lehman in connection with investigating or defending the Liabilities; provided, however, that Borrower will be liable in any such case under clauses (B) or (C) above only to the extent that any such loss claim, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of Borrower in connection with the preparation of the memorandum or prospectus or in connection with the underwriting of the debt, including, without limitation, financial statements of Borrower, operating statements, rent rolls, environmental site assessment reports and property condition reports with respect to the Property but excluding any projections made in good faith by Borrower; and provided that this Section 9.2 shall not apply to any loss, claim, damage or liability to the extent arising out of any untrue statement, misstatement or omission or alleged untrue statement, misstatement or omission made in reliance upon and in connection with written information furnished to Borrower by Lender, any member of the Lehman Group or any member of the Underwriter Group expressly for use in the Offering Materials unless Borrower, Principal or Indemnitor fails to correct any such untrue statement, misstatement or omission with respect to Borrower, Principal or Indemnitor that is known to Borrower, Principal or Indemnitor or that, with the exercise of customary reasonable efforts, should be known to Borrower, Principal or Indemnitor. The foregoing indemnity with respect to any untrue statement or misstatement contained in, or omission from, preliminary Offering Materials shall not inure to the benefit of any member of the Lehman Group or the Underwriting Group (or any person controlling such Lehman Group or Underwriting Group) from whom the Person asserting any such loss, liability, claim, damage or expense purchased any of the securities which are the subject thereof if Borrower shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Person was not provided with a copy of the final Offering Materials at or prior to the written confirmation of the sale of such securities to such Person and the loss, liability, claim, damage or expense resulted from an untrue statement or misstatement contained in, or omission from, the preliminary Offering Materials that was corrected in the final Offering Materials. This indemnity agreement will be in addition to any liability which Borrower may otherwise have. Moreover, the indemnification provided for in Clauses (B) and (C) above shall be effective whether or not an indemnification certificate described in (A) above is provided and shall be applicable based on information previously provided by Borrower or its Affiliates if Borrower does not provide the indemnification certificate.

         (c) In connection with filings under the Exchange Act, Borrower agrees to indemnify (i) Lender, the Lehman Group and the Underwriter Group for Liabilities to which Lender, the Lehman Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information a material fact required to be stated in the Provided Information in order to make the statements in the Provided Information, in light of the circumstances under which they were made not misleading (other than any such statement, misstatement or omission made in reliance upon the reports of third parties that do not, to the best of Borrower's knowledge, contain any untrue statement or misstatement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading) and (ii) reimburse Lender, the Lehman Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Lehman Group or the Underwriter Group in connection with defending or investigating the Liabilities. The foregoing indemnity shall not apply with respect to any Liabilities that arise out of or are based upon any untrue statement, misstatement or omission or any alleged untrue statement, misstatement or omission to state in the Provided Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, if such untrue statement, misstatement or omission or alleged untrue statement, misstatement or omission related to statements or information that do not accurately reflect Provided Information or any corrections or updates to Provided Information which were provided prior to the delivery of the final Offering Materials to investors and neither Borrower, Principal nor Indemnitor has been given reasonable opportunity to review the proposed filing under the Exchange Act and to correct such untrue statement, misstatement or omission. In no event shall the indemnification, contribution or reimbursement obligations of Borrower under this Section 9.2 apply to any filings made under the Exchange Act after the initial filings, if any, are made.

         (d) Promptly after receipt by an indemnified party under this Section
9.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9.2, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party under this
Section 9.2 the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party to parties. The Indemnified Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the employment thereof has been specifically authorized by Borrower in writing; or (ii) in such claims or action there is, in the reasonable opinion of independent counsel, a conflict concerning any material issue between the position of Borrower and such Indemnified Person, in which case if such Indemnified Person notifies Borrower in writing that it elects to employ separate counsel at the expense of Borrower, then such counsel shall have the right to assume the defense of such action on behalf of such Indemnified Person; provided, however, that unless, in the reasonable opinion of independent counsel, an actual or potential conflict exists between two or more Indemnified Persons, Borrower shall not be required to pay the fees and disbursements of more than one separate counsel for all Indemnified Persons.

Nothing set forth herein is intended to or shall impair the right of any Indemnified Person to retain separate counsel at its own expense.

         (e) In order to provide for just and equitable contribution in circumstances in which the indemnity agreements provided for in Section 9.2(b) or (c) is or are for any reason held to be unenforceable by an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under
Section 9.2(b) or (c), the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) Lehman's and Borrower's relative knowledge and access to information concerning the matter with respect to which claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender and Borrower hereby agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

         (f) The liabilities and obligations of both Borrower and Lender under this Section 9.2 shall survive the termination of this Agreement and the satisfaction and discharge of the Debt.

         Section 9.3       Servicer.
                           --------

             At the option of Lender, the Loan may be serviced by a servicer/trustee (the "Servicer") selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement (the "Servicing Agreement") between Lender and Servicer.

         Section 9.4       Exculpation. (a) Except as otherwise provided herein,
                           -----------
Lender shall not enforce the liability and obligation of Borrower to perform and observe the representations, warranties and obligations contained in the Note, this Agreement, the Security Instruments or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon its interest in the Note, this Agreement, the Security Instruments, the other Loan Documents, and the interest in the Properties, the Rents, the Collateral and any other collateral given to Lender pursuant to the Note, this Agreement, the Security Instruments or the other Loan Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Properties, in the Rent, the Collateral and in any other collateral given to Lender. In no event shall any Related Party have any personal liability for the payment of the indebtedness or any other sum due hereunder, under the Note, the Security Instruments or the other Loan Documents, or for the performance or observance of any other obligation of Borrower other than pursuant to a written instrument executed by such Related Party specifically providing for such liability. Lender, by accepting the Note, this Agreement and the Security Instruments, agrees that it shall not, except as otherwise provided herein sue for, seek or demand any deficiency judgment against Borrower and/or any Related Party in any such action or proceeding, under or by reason of or under or in connection with the Note, this Agreement, the other Loan Documents or the Security Instruments. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by the Note, this Agreement, the other Loan Documents or the Security Instruments; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instruments; (iii) affect the validity or enforceability of any indemnity (including, without limitation, the Environmental Indemnity and the Maryland Guaranty), guaranty, master lease or similar instrument made in connection with the Note, this Agreement, the Security Instruments, or the other Loan Documents; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases; (vi) impair the right of Lender to enforce the provisions of Sections 4.1.8, 4.1.28, 5.1.9 and 5.2.8 of this Agreement; or (vii) impair the right of Lender to obtain a deficiency judgment or other judgment on the Note against Borrower if necessary to preserve or enforce its rights and remedies against any Collateral, including any insurance proceeds or condemnation awards to which Lender would otherwise be entitled under this Agreement or the

Security Instruments; provided however, Lender shall only enforce such judgment against such Collateral, including the insurance proceeds and/or condemnation awards, as applicable.

         (b) Notwithstanding the provisions of this Section 9.4 to the contrary, Borrower shall be personally liable to Lender for the direct, actual Losses it incurs due to: (i) fraud or intentional misrepresentation by any Borrower or any other person or entity in connection with the execution and the delivery of the Note, this Agreement, the Security Instruments or the other Loan Documents; (ii) any Borrower's intentional misapplication or misappropriation of Rents received by Borrower after the occurrence of an Event of Default; (iii) any Borrower's intentional misapplication or misappropriation of tenant security deposits or Rents collected more than one (1) month in advance; (iv) the intentional misapplication or the misappropriation of Insurance Proceeds or Awards; (v) any Borrower's failure to pay Taxes, Other Charges, Ground Rent, charges for labor or materials or other charges that can create liens on any of the Properties (except to the extent that sums sufficient to pay such amounts have been deposited in the Lockbox Account or are otherwise in escrow with Lender pursuant to the terms of this Agreement) but only to the extent that the Properties Net Operating Income available to Borrower was sufficient to permit Borrower to pay the same when due; (vi) any Borrower's failure to return or to reimburse Lender for all Personal Property taken from any of the Properties by or on behalf of Borrower after the occurrence of an Event of Default and in violation of the terms of this Agreement and the Security Instruments and not replaced with Personal Property of the same utility and of the same or greater value; (vii) any act of actual intentional waste or arson by any Borrower, any principal, affiliate or general partner thereof or by any Indemnitor or Guarantor which is not attributable to a lack of sufficient Net Operating Income available to Borrower from the Properties to perform all of Borrower's or such affiliate's obligations under the Note, this Agreement, the Security Instruments or the other Loan Documents; (viii) any fees or commissions paid by any Borrower to any principal, affiliate or general partner of Borrower, Indemnitor or Guarantor in violation of the terms of the Note, this Agreement, the Security Instruments or the other Loan Documents; (ix) any Borrower's failure to comply with the provisions of Sections 4.1.39 and 5.1.19 hereof; or (x) if any Individual Property or any part thereof shall become an asset in an involuntary bankruptcy or insolvency proceeding commenced by any Person (other than Lender) and Borrower fails to use its commercially reasonable efforts to obtain a dismissal of such proceedings.

         (c) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect as to Borrower (but not to any Related Party other than pursuant to a written instrument executed by such Related Party specifically providing for such liability) (i) in the event of any Borrower's wilful default to provide a report or information under Section 5.1.10(b), (c), (f), (h), (i), (j), (k) and (l), but a failure to provide such reports and information shall not be deemed willful if such failure is the result of good faith error and is cured within ten (10) Business Days after notice is delivered to Borrower, provided, however, that if (x) Borrower is prevented by an unaffiliated third party from delivering such information, and
(y) Borrower uses reasonable efforts (including the reasonable expenditure of money) to obtain such information, then such failure shall not be deemed willful so long as Borrower continuously endeavors in good faith to obtain the required financial reports and information and delivers same to Lender as soon as it becomes available to Borrower, (ii) in the event of a default under Section
4.1.35 of this Agreement such that either (A) such failure was considered by a court as a factor in the court's finding for a consolidation of the assets of Borrower with the assets of another person or entity or (B) as a result thereof, Lender suffers any material damage, cost, liability, or expense (including reasonable attorneys' fees and disbursements, whether or not litigation has commenced); provided, however, that in the absence of an actual consolidation, recourse may be had against Borrower only to the extent of Losses for its failure to comply with the provisions of Section 4.1.35 or, (iii) in the event of a default under Section 5.2.12 of this Agreement; (iv) if any Individual Property or any part thereof shall become an asset in a voluntary bankruptcy or insolvency proceeding or (v) if the first full Monthly Debt Service Payment Amount is not paid when due.

         (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Security Instruments or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with the Note, this Agreement, the Security Instruments and the other Loan Documents.

         Section 9.5       Contributions and Waivers.
                           -------------------------

         (a) As a result of the transactions contemplated by this Agreement, each Borrower will benefit, directly and indirectly, from each Borrower's obligation to pay the Debt and perform its obligations under the Note, this Agreement and the other Loan Documents (the "Obligations") and in consideration therefor desire to enter into an allocation and contribution agreement among themselves as set forth in this Section 9.5 to allocate such benefits among themselves and to provide a fair and equitable agreement to make contributions among each of the Borrowers in the event any payment is made by any individual Borrower hereunder to the Lender (such payment being referred to herein as a "Contribution," and for purposes of this Section 9.5, includes any exercise of recourse by the Lender against any Collateral of a Borrower and application of proceeds of such Collateral in satisfaction of such Borrower's obligations, to the Lender under the Loan Documents).

         (b) Each Borrower shall be liable hereunder with respect to the Obligations only for such total maximum amount (if any) that would not render its Obligations hereunder or under any of the Loan Documents subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any State law.

         (c) In order to provide for a fair and equitable contribution among the Borrowers in the event that any Contribution is made by an individual Borrower (a "Funding Borrower"), such Funding Borrower shall be entitled to a reimbursement Contribution ("Reimbursement Contribution") from all other Borrowers for all payments, damages and expenses incurred by that Funding Borrower in discharging any of the Obligations, in the manner and to the extent set forth in this Section 9.5. The amount of any Reimbursement Contribution hereunder shall be equal to the payment made by the Funding Borrower to the Lender or any other beneficiary pursuant to this Agreement and shall be determined as of the date on which such payment is made.

         (d) For purposes hereof, the "Benefit Amount" of any individual Borrower as of any date of determination shall be the net value of the benefits to such Borrower and its affiliates from extensions of credit made by the Lender to (a) such Borrower and (b) to the other Borrowers hereunder and the Loan Documents to the extent such other Borrowers have guaranteed or mortgaged their Properties to secure the Obligations of such Borrower to the Lender.

         (e) Each Borrower shall be liable to a Funding Borrower in an amount equal to the greater of (A) the (i) ratio of the Benefit Amount of such Borrower to the total amount of Obligations, multiplied by (ii) the amount of Obligations paid by such Funding Borrower, or (B) 95% of the excess of the fair saleable value of the property of such Borrower over the total liabilities of such Borrower (including the maximum amount reasonably expected to become due in respect of contingent liabilities) determined as of the date on which the payment made by a Funding Borrower is deemed made for purposes hereof (giving effect to all payments made by other Funding Borrowers as of such date in a manner to maximize the amount of such Contributions).

         (f) In the event that at any time there exists more than one Funding Borrower with respect to any Contribution (in any such case, the "Applicable Contribution"), then Reimbursement Contributions from other Borrowers pursuant hereto shall be allocated among such Funding Borrowers in proportion to the total amount of the Contribution made for or on account of the other Borrowers by each such Funding Borrower pursuant to the Applicable Contribution. In the event that at any time any Borrower pays an amount hereunder in excess of the amount calculated pursuant to this Section 9.5 above, that Borrower shall be deemed to be a Funding Borrower to the extent of such excess and shall be entitled to a Reimbursement Contribution from the other Borrowers in accordance with the provisions of this Section.

         (g) The Borrowers acknowledge that the right to Reimbursement Contribution hereunder shall constitute an asset in favor of the Borrower to which such Reimbursement Contribution is owing.

         (h) No Reimbursement Contribution payments payable by a Borrower pursuant to the terms of this Section 9.5 shall be paid until all amounts then due and payable by all of the Borrowers to the Lender, pursuant to the terms of the Loan Documents, are paid in full in cash. Nothing contained in this
Section 9.5 shall limit or affect in any way the Obligations of any Borrower to Lender under this Note or any other Loan Documents.

         (i)      Each Borrower waives:

                  (1) any right to require Lender to proceed against any other Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power before proceeding against Borrower;

                  (2) the defense of the statute of limitations in any action against any other Borrower or for the collection of any indebtedness or the performance of any obligation under the Loan;

                  (3) any defense based upon any legal disability or other defense of any other Borrower, any guarantor or any other person or by reason of the cessation or limitation of the liability of any other Borrower or any guarantor from any cause other than full payment of all sums payable under the Note, this Agreement and any of the other Loan Documents;

                  (4) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of any other Borrower or any principal of any other Borrower or any defect in the formation of any other Borrower or any principal of any other Borrower;

                  (5) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

                  (6) any defense based upon any failure by Lender to obtain collateral for the indebtedness or failure by the Lender to perfect a lien on any collateral;

                  (7)  presentment, demand, protest and notice of any kind;

                  (8) any defense based upon any failure of Lender to give notice of sale or other disposition of any collateral to any other Borrower or to any other person or entity or any defect in any notice that may be given in connection with any sale or disposition of any collateral;

                  (9) any defense based upon any failure of Lender to comply with Applicable Laws in connection with the sale or other disposition of any collateral, including, without limitation, any failure of Lender to conduct a commercially reasonable sale or other disposition of any collateral;

                  (10) any defense based upon any election by Lender, in any bankruptcy proceeding, of the application or non-application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute;

                  (11) any defense based upon any use of cash collateral under
         Section 363 of the Bankruptcy Code;

                  (12) any defense based upon any agreement or stipulation entered into by Lender with respect to the provision of adequate protection in any bankruptcy proceeding;

                  (13) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code;

                  (14) any defense based upon the avoidance of any security interest in favor of Lender for any reason;

                  (15) any defense based upon any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, including any discharge of, or bar or stay against collecting, all or any of the obligations evidenced by the Note or owing under any of the Loan Documents; and

                  (16) any defense or benefit based upon the Borrower's, or any other party's, designation of the portion of any obligation secured by the applicable Security Instruments to be satisfied by any payment from any other Borrower or any such party.

         (j)      Each Borrower waives:

                  (1) all rights and defenses arising out of an election of remedies by Lender even though the election of remedies, such as nonjudicial foreclosure with respect to security for the Loan or any other amounts owing under the Loan Documents, has destroyed the Borrower's rights of subrogation and reimbursement against any other Borrower;

                  (2) all rights and defenses that Borrower may have because any of Debt is secured by real property. This means, among other things: (A) Lender may collect from Borrower without first foreclosing on any real or personal property collateral pledged by any other Borrower; (B) If Lender forecloses on any real property collateral pledged by any other Borrower, (i) the amount of the Debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, (ii) Lender may collect from Borrower even if any other Borrower, by foreclosing on the real property collateral, has destroyed any right Borrower may have to collect from any other Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Borrower may have because any of the Debt is secured by real property; and

                  (3) any claim or other right which Borrower might now have or hereafter acquire against any other Borrower or any other person that arises from the existence or performance of any obligations under the Note, this Agreement, the Security Instruments or the other Loan Documents, including, without limitation, any of the following: (a) any right of subrogation, reimbursement, exoneration, contribution, or indemnification; or (b) any right to participate in any claim or remedy of Lender against any other Borrower or any collateral security therefor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law.

         Section 9.6       Intentionally Omitted.
                           ---------------------

         X.       MISCELLANEOUS
                  -------------

         Section 10.1      Survival. This Agreement and all covenants,
                           --------
agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender.

         Section 10.2      Lender's Discretion. Whenever pursuant to this
                           -------------------
Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole, but good faith discretion of Lender and shall be final and conclusive if made in good faith.

         Section 10.3      Governing Law.
                           -------------

         (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS), PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED BY THIS AGREEMENT, THE SECURITY INSTRUMENTS AND THE OTHER LOAN DOCUMENTS, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE WHERE EACH INDIVIDUAL PROPERTY IS LOCATED SHALL APPLY.

         (b) WITH RESPECT TO ANY CLAIM OR ACTION ARISING HEREUNDER OR UNDER THIS AGREEMENT, THE NOTE, OR THE OTHER LOAN DOCUMENTS, BORROWER (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF, AND (B) IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING ON VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS INSTRUMENT WILL BE DEEMED TO PRECLUDE LENDER FROM BRINGING AN ACTION OR PROCEEDING WITH RESPECT HERETO IN ANY OTHER JURISDICTION.

         Section 10.4      Modification, Waiver in Writing. No modification,
                           -------------------------------
amendment, extension, discharge, termination or waiver of any provision of this Agreement, the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

         Section 10.5      Delay Not a Waiver. Neither any failure nor any delay
                           ------------------
on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

         Section 10.6      Notices. All notices or other written communications
                           -------
hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:            c/o Wyndham International, Inc.
                              1950 Stemmons Freeway
                              Suite 6001
                              Dallas, Texas 75207
                              Attention: Chief Financial Officer
                              Facsimile No.: (214) 863-1986

With a copy to:            c/o Wyndham International, Inc.
                              1950 Stemmons Freeway
                              Suite 6001
                              Dallas, Texas 75207
                              Attention: General Counsel
                              Facsimile No.: (214) 863-1986

                                        and

                              Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                              1700 Pacific Avenue
                              Suite 4100
                              Dallas, Texas 75201
                              Attention: Carl B. Lee, P.C.
                              Facsimile No.: (214) 969-4343

If to Lender:                 Lehman Brothers Bank FSB
                              c/o Lehman Brothers Holdings Inc.
                              d/b/a Lehman Capital, a division of
                              Lehman Brothers Holdings Inc.
                              Three World Financial Center, 12th Floor
                              New York, New York 10285
                              Attention: Jeffrey Peltier
                              Facsimile No.: (212) 526-2048

or addressed as such party may from time to time designate by written notice to the other parties.

                  Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Section 10.7      Trial by Jury.
                           -------------

         BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

         Section 10.8      Headings. The Article and/or Section headings and the
                           --------
Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 10.9      Severability. Wherever possible, each provision of
                           ------------
this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         Section 10.10     Preferences. Lender shall have the continuing and
                           -----------
exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, State or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

         Section 10.11     Waiver of Notice. Borrower shall not be entitled to
                           ----------------
any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

         Section 10.12     Remedies of Borrower. In the event that a claim or
                           --------------------
adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

         Section 10.13     Expenses; Indemnity. (a) Except as otherwise
                           -------------------
expressly provided herein or in any of the other Loan Documents, Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Lender upon receipt of written notice from Lender for all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Properties); (ii) Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements; (iii) Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Lender; (v) securing Borrower's compliance with any requests made pursuant to the provisions of this Agreement; (vi) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (vii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Properties, or any other security given for the Loan; and (viii) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Properties or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender. Any cost and expenses due and payable to Lender may be paid from any amounts in the Lockbox Account.

         (b) Borrower shall indemnify, defend and hold harmless Lender from and against any and all direct, actual liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in, this Agreement or the other Loan Documents, or (ii) the use or intended use of the proceeds of the Loan (collectively, the "Indemnified Liabilities"); provided, however, that Borrower shall not have any obligation to Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender, its employees or agents. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Lender.

         (c) Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Lender and the Indemnified Parties from and against any and all losses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.1.8 or 5.2.8 hereof.

         (d) Intentionally Omitted.

         Section 10.14     Schedules and Exhibits Incorporated. The Schedules
                           -----------------------------------
and Exhibits annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

         Section 10.15     Offsets, Counterclaims and Defenses. Any assignee of
                           -----------------------------------
Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

         Section 10.16     No Joint Venture or Partnership; No Third Party
                           -----------------------------------------------
Beneficiaries. (a) Borrower and Lender intend that the relationships created
-------------
hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Properties other than that of mortgagee, beneficiary or lender.

         (b) This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

         Section 10.17     Publicity. All news releases, publicity or
                           ---------
advertising by Borrower or their Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, Lehman, or any of their Affiliates shall be subject to the prior written approval of Lender.

         Section 10.18     Cross-Default; Cross-Collateralization; Waiver of
                           -------------------------------------------------
Marshalling of Assets. (a) Borrower acknowledges that Lender has made the Loan
---------------------
to Maker upon the security of its collective interest in the Properties and in reliance upon the aggregate of the Properties taken together being of greater value as collateral security than the sum of each Individual Property taken separately. Borrower agrees that the Security Instruments are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Security Instruments shall constitute an Event of Default under each of the other Security Instruments which secure the Note; (ii) an Event of Default under the Note or this Agreement shall constitute an Event of Default under each Security Instrument; (iii) each Security Instrument shall constitute security for the Note as if a single blanket lien were placed on all of the Properties as security for the Note; and (iv) such cross-collateralization shall in no event be deemed to constitute a fraudulent conveyance.

         (b) To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Properties, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Security Instruments, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Properties for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Properties in preference to every other claimant whatsoever. In addition, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Security Instruments, any equitable right otherwise available to Borrower which would require the separate sale of the Properties or require Lender to exhaust its remedies against any Individual Property or any combination of the Properties before proceeding against any other Individual Property or combination of Properties; and further in the event of such foreclosure Borrower does hereby expressly consents to and authorizes, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Properties.

         Section 10.19     Waiver of Counterclaim. Borrower hereby waives the
                           ----------------------
right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents, but Borrower does not waive its right to assert any such claim in a separate action, provided that such separate action does not prevent the application of payments to the Debt.

         Section 10.20     Conflict; Construction of Documents; Reliance. In the
                           ---------------------------------------------
event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.

         Section 10.21     Brokers and Financial Advisors. Borrower hereby
                           ------------------------------
represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower hereby agrees to indemnify, defend and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender's attorneys' fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower or Lender in connection with the transactions contemplated herein. The provisions of this Section 10.21 shall survive the expiration and termination of this Agreement and the payment of the Debt.

         Section 10.22     Prior Agreements. This Agreement and the other Loan
                           ----------------
Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, between Borrower and/or its Affiliates and Lender are superseded by the terms of this Agreement and the other Loan Documents.

         Section 10.23     Borrower/Maker. In the event that the Maryland
                           --------------
Guaranty is released as security for the Loan, all references herein to "Borrower" shall refer solely to "Maker".


                        [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                               Maker: POSADAS DE SAN JUAN ASSOCIATES, a New York general partnership

                                        By:  W-San Juan Holding Corp., a
                                             Delaware corporation, its general
                                             partner


                                             By:  _________________________
                                                  Name:
                                                  Title:

                                        By:  W-San Juan Hotel Corp., a Delaware
                                             corporation, its general partner


                                             By:  _________________________
                                                  Name:
                                                  Title:


                                        W-BOSTON, LLC, a Delaware limited
                                        liability company

                                        By:  W-Boston Manager Corp., a Delaware
                                             corporation, its manager


                                             By:  _________________________
                                                  Name:
                                                  Title:


                                        W-ATLANTA, LLC, a Delaware limited
                                        liability company

                                        By:  W-Atlanta Manager Corp., a Delaware
                                             corporation, its manager


                                             By:  _________________________
                                                  Name:
                                                  Title:

                                        W-BALTIMORE, LLC, a Delaware limited
                                        liability company

                                        By:  W-Baltimore Manager Corp., a
                                             Delaware corporation, its manager


                                             By:  _________________________
                                                  Name:
                                                  Title:

                           Maryland
                           Guarantor:   TRAVIS REAL ESTATE GROUP JOINT VENTURE,
                                        a Texas general partnership

                                        By:  W-Baltimore Majority GP, LLC, a
                                             Delaware limited liability company,
                                             its general partner

                                             By:  W-Baltimore Majority Manager
                                                  Corp., a Delaware corporation,
                                                  its manager


                                                  By:  ______________________
                                                       Name:
                                                       Title:

                                        By:  W-Baltimore Minority GP, LLC, a
                                             Delaware limited liability company,
                                             its general partner

                                             By:  W-Baltimore Minority Manager
                                                  Corp., a Delaware corporation,
                                                  its manager


                                                  By:  ______________________
                                                       Name:
                                                       Title:


                           LENDER: LEHMAN BROTHERS BANK FSB, a federal stock savings bank


                                        By:  ____________________________
                                             Name:
                                             Title:

                                  SCHEDULE I
                                  ----------

--------------------------------------------------------------------------------
Property                                        Allocated Loan Amount
--------                                        ---------------------

--------------------------------------------------------------------------------
Wyndham Baltimore Inner Harbor                  $35,271,000.00
--------------------------------------------------------------------------------
Wyndham Boston                                  $45,549,000.00
--------------------------------------------------------------------------------
Wyndham El San Juan Hotel & Casino              $81,988,000.00
--------------------------------------------------------------------------------
Wyndham Peachtree                               $17,192,000.00
--------------------------------------------------------------------------------

                                  SCHEDULE II
                                  -----------

                                   Rent Roll

                                                       SCHEDULE III
                                                       ------------
--------------------------------------------------------------------------------------------------------------------------------
                                                    WYNDHAM PORTFOLIO
                                             DEFERRED MAINTENANCE ITEMS SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year 1 Repairs        Year 1 Repairs
--------------------------------------------------------------------------------------------------------------------------------
       Property             DM/Env/Yr1                  Item                              Cost @100%           Cost @125%
--------------------------------------------------------------------------------------------------------------------------------
  1  Wyndham Boston                          Confirmational testing for lead in
                               Env           water should be conducted.                       300                    375
--------------------------------------------------------------------------------------------------------------------------------
                                                                  Property Total              300                    375
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year 1 Repairs       Year 1 Repairs
--------------------------------------------------------------------------------------------------------------------------------
       Property             DM/Env/Yr1                  Item                              Cost @100%           Cost @125%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
  2  Wyndham Baltimore         DM            ADA Accessibility                              63860                  79825
     Inner Harbor
--------------------------------------------------------------------------------------------------------------------------------
                               DM            Repair roof leak near pool                      1500                   1875
--------------------------------------------------------------------------------------------------------------------------------
                              Env            Review available file information                  0                      0
                                             From Maryland Dept. of the Environment
                                             re: abandoned on-site UST.
--------------------------------------------------------------------------------------------------------------------------------
                                             Properly dispose of three 55-gal
                               Env           oil/waste oil drums and 30-gal                     0                      0
                                             container of parts cleaner.
--------------------------------------------------------------------------------------------------------------------------------
                                                               Property Total               66610                83262.5
--------------------------------------------------------------------------------------------------------------------------------

                                                                                        Year 1 Repairs        Year 1 Repairs
--------------------------------------------------------------------------------------------------------------------------------

       Property             DM/Env/Yr1                 Item                               Cost @100%           Cost @125%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  3  Wyndham El San Juan
     Hotel & Casino         DM               ADA Accessibility                               1550                 1937.5
--------------------------------------------------------------------------------------------------------------------------------
                            Env              Develop & implement an Operations and
                                             Maintenance Program for asbestos.                495                 618.75
--------------------------------------------------------------------------------------------------------------------------------
                                                                    Property Total           2045                2556.25
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year 1 Repairs        Year 1 Repairs
--------------------------------------------------------------------------------------------------------------------------------
       Property             DM/Env/Yr1                 Item                               Cost @100%           Cost @125%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
  4  Wyndham Peachtree      DM               ADA Accessibility                               5350                 6687.5
     Conference Center
--------------------------------------------------------------------------------------------------------------------------------
                            DM               Repair lathe and plaster stucco
                                             facades around the truck dock                   2500                   3125
                                             entrance opening
--------------------------------------------------------------------------------------------------------------------------------
                            DM               Hire a professional engineer to
                                             evaluate the condition of the
                                             retention pond on the west side                 2500                   3125
                                             of the property.
--------------------------------------------------------------------------------------------------------------------------------
                            Env              Review available file information
                                             from the Georgia Environmental
                                             Protection Department related to a               1250                1562.5
                                             an on-site UST removed in 1999
--------------------------------------------------------------------------------------------------------------------------------
                                                                    Property Total           11600                 14500
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Year 1 Repairs        Year 1 Repairs
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Cost @100%           Cost @125%
--------------------------------------------------------------------------------------------------------------------------------
                                                                    Property Total           80555             100693.75
--------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE IV
                                  -----------

                       Organizational Chart of Borrower

                                  SCHEDULE V
                                  ----------

                             Intentionally Omitted

                                  SCHEDULE VI
                                  -----------


          With respect to each Individual Property, two percent (2%) of Gross Income From Operations.

                                 SCHEDULE VII
                                 ------------

                    Monthly Scheduled Amortization Payments

                             Amortization Schedule


                           Per.     Amortization
                           ----     ------------
                             1          154,817.77
                             2          156,007.01
                             3          157,205.39
                             4          158,412.98
                             5          159,629.84
                             6          160,856.04
                             7          162,091.67
                             8          163,336.79
                             9          164,591.47
                            10          165,855.79
                            11          167,129.82
                            12          168,413.64
                            13          169,707.32
                            14          171,010.94
                            15          172,324.57
                            16          173,648.29
                            17          174,982.19
                            18          176,326.32
                            19          177,680.79
                            20          179,045.65
                            21          180,421.00
                            22          181,806.92
                            23          183,203.48
                            24          184,610.77
                            25          186,028.87
                            26          187,457.86
                            27          188,897.83
                            28          190,348.87
                            29          191,811.04
                            30          193,284.45
                            31          194,769.18
                            32          196,265.31
                            33          197,772.94

                       Per.             Amortization
                       ----             ------------
                        34                  199,292.14
                        35                  200,823.02
                        36                  202,365.65
                        37                  203,920.14
                        38                  205,486.57
                        39                  207,065.02
                        40                  208,655.61
                        41                  210,258.41
                        42                  211,873.52
                        43                  213,501.05
                        44                  215,141.07
                        45                  216,793.69
                        46                  218,459.00
                        47                  220,137.11
                        48                  221,828.11
                        49                  223,532.10
                        50                  225,249.17
                        51                  226,979.44
                        52                  228,723.00
                        53                  230,479.95
                        54                  232,250.39
                        55                  234,034.44
                        56                  235,832.19
                        57                  237,643.75
                        58                  239,469.23
                        59                  241,308.73
                        60                  243,162.36

                                 SCHEDULE VIII
                                 -------------

                              Litigation Schedule

                                  SCHEDULE IX
                                  -----------

                                     None

                                  SCHEDULE X
                                  ----------

                                     None

                                  SCHEDULE XI
                                  -----------

                                     None

                                 SCHEDULE XII
                                 ------------

                                     None

                                 SCHEDULE XIII
                                 -------------

                                     None

                                 SCHEDULE XIV
                                 ------------

                                     None

                                  SCHEDULE XV
                                  -----------

                                     None

                                 SCHEDULE XVI
                                 ------------

                                     None

                                 SCHEDULE XVII
                                 -------------
Wyndham Baltimore
101 W Fayette Street
Baltimore, Maryland, 21201

Wyndham Boston
89 Broad Street
Boston, Massachusetts, 02110

Wyndham El San Juan
6063 E Isla Verde Avenue
Carolina, Puerto Rico, 00902

Wyndham Peachtree
2443 Highway 54 West
Peachtree City, Georgia, 30269

                                SCHEDULE XVIII
                                --------------

                                     None

                                   EXHIBIT A


             (REVISED BANK OF AMERICA AGREEMENTS - To Be Attached)
                   (SCOTIA BANK AGREEMENTS - To Be Attached)
                 (FLEET BANK N.A. AGREEMENTS - to Be Attached)

                                   EXHIBIT B

                             Intentionally Omitted

                                   EXHIBIT C

                             LETTER OF INSTRUCTION

                              __________ __, ____

                            [Tenants under Leases]


Re:                 Lease dated __________ between _______________,
                    as Landlord, and _______________, as Tenant,
                    concerning premises known as
                    -----------------------------------------------


Gentlemen:

          This letter shall constitute notice to you that the undersigned has granted a security interest in the captioned lease and all rents, additional rent and all other monetary obligations to landlord thereunder (collectively, "Rent") in favor of Lehman Brothers Bank FSB, a federal stock savings bank, its successors and assigns, as lender ("Lender"), to secure certain of the undersigned's obligations to Lender. The undersigned hereby irrevocably instructs and authorizes you to disregard any and all previous notices sent to you in connection with Rent and hereafter to deliver by wire transfer of immediately available funds or by check all Rent as follows:

                               [Bank's Address]
                               Account No. ______________
                               Attention: _______________
                               ABA# _____________________

          The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that Lehman Brothers Bank FSB, or any successor lender so identified by Lender, may by written notice to you rescind the instructions contained herein.

                                                       Sincerely,

                                                       [BORROWER]

ACKNOWLEDGMENT AND AGREEMENT

The undersigned acknowledges notice of the security interest of Lender and hereby confirms that the undersigned has received no notice of any other pledge or assignment of the Rent and will honor the above instructions.

[Tenant]

By:  ______________________________

Dated as of: __________ __, ____

                                   EXHIBIT D

                                        ----------, ------

[ADDRESSEE]

                         Re: Payment Direction Letter for (describe property) (the "Property")
                              [VISA/MASTERCARD/AMERICAN EXPRESS/
                              ----------------------------------
                              DISCOVER] Account No:
                              ----------------------------

To Whom it May Concern:

          A new cash management system has been adopted in connection with our loan from Lehman Brothers Bank FSB, a federal stock savings bank, its successors and/or assigns ("Lender"). Consequently, from and after the date of this letter, all payments due the undersigned should be delivered as follows:

          (a) If by check, money order, or its equivalent, please mail such items to:

                           ________________________
                           ________________________
                           ________________________
                           Attention:______________


          (b)  If by wire transfer to:

                           Payee:                   __________________________
                           ABA Routing #:           __________________________
                           For Account: Account #:  __________________________
                           Bank Contact:            __________________________


                    This payment direction may not be rescinded or altered, except by a written direction signed by the Lender or its agent.

                    We appreciate your cooperation.

                                                    Very truly yours,

                                                    [BORROWER]

                                   EXHIBIT E

                   ASSIGNMENT OF INTEREST RATE CAP AGREEMENT
                            AND SECURITY AGREEMENT

                   THIS ASSIGNMENT OF INTEREST RATE CAP AGREEMENT AND SECURITY AGREEMENT ("Assignment") is made as of the ___ day of ___________, 2001 by ___________________, a _______________________, having an address at c/o Wyndham
International, Inc., 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207 ("Borrower") to LEHMAN BROTHERS BANK FSB, a federal stock savings bank, having an address at 921 North Orange Street, Wilmington, Delaware 19801 ("Lender").

                                   RECITALS:

                   A. Borrower by its promissory note dated as of July __, 2001 given to Lender (the note together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note") is indebted to Lender in the original principal sum of $180,000,000.00 in lawful money of the United States of America, with interest from the date thereof at the rates set forth in that certain Loan Agreement dated as of July __, 2001 (the "Loan Agreement") Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the "Loan"), principal and interest to be payable in accordance with the terms and conditions provided in the Loan Agreement.

                   B. The Loan is secured by, among other things, those four certain mortgages, deeds of trust, mortgage note pledge agreements, and deeds to secure debt, as applicable (collectively, the "Security Instruments"), each dated as of July __, 2001 which grant Lender a first lien on the property encumbered thereby (the "Property"). All and any of the documents other than the Note, the Security Instruments, the Loan Agreement and this Assignment now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of the Note are referred to as the "Other Security Documents."

                   C. Lender requires that Borrower assign to Lender as additional security for the payment of the Loan and the observance and performance by Borrower of the terms, covenants and conditions of the Note, the Loan Agreement, the Security Instruments and the Other Security Documents on the part of Borrower to be observed and performed, all of Borrower's right, title and interest in and to all payments to be made to Borrower pursuant to that certain [Rate Cap Transaction Agreement/Confirmation] in the notional amount of $_________ dated _________ (the "Cap Agreement") between [_________________]
(the "Cap Seller") and Borrower.


                                  AGREEMENT:
                                  ---------

                   For good and valuable consideration the parties hereto agree as follows:

                   1. Assignment of the Cap Agreement.
                      -------------------------------

                    (a) As additional collateral security for the Loan and the observance and performance by Borrower of the terms, covenants and conditions of the Note, the Security Instrument and the Other Security Documents on the part of Borrower to be observed or performed, Borrower hereby transfers, sets over and assigns to Lender all of Borrower's right, title and interest in and to all payments to be made to Borrower from the Cap Seller pursuant to the Cap Agreement ("Cap Agreement Payments"). Lender, in its sole and absolute discretion, may use such Cap Agreement Payments for any purpose, including but not limited to (i) payment of monthly interest payments due under the Note, (ii) repayment of any indebtedness secured by the Security Instruments, including but not limited to principal prepayments and the prepayment consideration due upon a full or partial prepayment (as applicable); provided, however, that such application of funds shall not cure or be deemed to cure any Event of Default or default hereunder; (iii) reimbursement of Lender for all losses or expenses (including, without limitation, reasonable legal fees) suffered or incurred by Lender as a result of such Event of Default or default hereunder; or (iv) payment of any amount expended in exercising any and all rights and remedies available to Lender at law or in equity or under this Agreement or under the Note, the Security Instruments or any of the Other Security Documents.

                    (b) The Cap Seller shall be entitled to conclusively, without liability, rely, without investigation, on any notice or instructions (including, without limitation, with respect to the Cap Agreement Payments) received by the Cap Seller from Lender, or the Lender's successors and/or assigns.

               2.   Borrower's Covenants. Borrower hereby covenants with Lender
                    --------------------
that during the term of this Assignment: (a) Borrower shall fulfill and perform each and every term, covenant and provision of the Cap Agreement to be fulfilled or performed by Borrower thereunder, if any, (b) Borrower shall, in the manner provided for in this Assignment, give prompt notice to Lender of any written notice received by Borrower under the Cap Agreement, together with a complete copy of any such notice, and (c) Borrower shall not terminate or amend any of the terms or provisions of the Cap Agreement, except as may be expressly permitted pursuant to the terms of the Cap Agreement, without the prior written consent of Lender, which consent may be given or withheld by Lender in Lender's reasonable discretion.

               3.   Governing Law. This Assignment shall be deemed to be
                    -------------
governed, construed, applied and enforced in accordance with the laws of the State of New York (without regard to conflicts of law principals) and the applicable laws of the United States of America.

               4.   Notices. All notices or other written communications
                    -------
hereunder shall be deemed to have been properly given and become effective as provided in the Security Instrument.

               Notices to the Cap Seller shall be sent as follows:

                    ______________________
                    ______________________
                    ______________________
                    Attention:     _______
                    Facsimile No.: _______

          5.   No Oral Change.  This Assignment, and any provisions hereof,
               --------------
may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          6.   Liability.  If Borrower consists of more than one person, the
               ---------
obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

          7.   Inapplicable  Provisions.  If any term, covenant or condition of
               ------------------------
this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

          8.   Headings, etc. The headings and captions of various paragraphs of
               -------------
this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          9.   Duplicate Originals; Counterparts.  This Assignment may be
               ---------------------------------
executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

          10.  Number and Gender. Whenever the context may require, any pronouns
               -----------------
used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          11.  Secondary Market.  To the extent permitted in the Security
               ----------------
Instruments, the Loan Agreement or any other Loan Documents, Lender may sell, transfer and deliver the Note and assign the Security Instrument, this Assignment and the Other Security Documents in the secondary mortgage market whether or not in connection with such sale, Lender may retain or assign responsibility for servicing the Loan, including the Note, the Security Instrument, this Assignment and the Other Security Documents, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer, on behalf of the Investors (as defined in the Loan Agreement). All references to Lender herein shall refer to and include any such servicer to the extent applicable.

          12.  Miscellaneous.
               -------------

               (a) Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole but good faith discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

               (b) Wherever pursuant to this Assignment it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Lender.

               (c) Nothing herein is intended, and nothing herein shall be construed, to impose upon the Lender any liability or obligation of the Borrower under the Cap Agreement.

          13.  Right to Cure Defaults.  In addition to, and in no way limiting
               ----------------------
other remedies available to Lender under this Assignment, the Note, the Security Instrument, or the Other Security Documents, if Borrower shall default in the performance or observance of any term, covenant or condition of the Cap Agreement on the part of Borrower to be performed or observed, then, without limiting the generality of the other provisions of this Assignment or the Security Instrument, and without waiving or releasing Borrower from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Cap Agreement on the part of Borrower to be performed or observed or to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Cap Agreement shall be kept unimpaired and free from default. If Lender shall make any payment or perform any act or take action in accordance with the preceding sentence, Lender will notify Borrower of the making of any such payment, the performance of any such act, or the taking of any such action and Borrower shall within ten (10) days after request by Lender, reimburse Lender for same. Any such payment made or sums expended by Lender on behalf of Borrower shall be added to the Debt (as defined in the Loan Agreement).

          14.  Remedies Cumulative.  None of the rights and remedies herein
               -------------------
conferred upon or reserved to Lender under this Assignment are intended to be exclusive of any other rights, and each and every right shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender. In addition, Lender may exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code.

          15.  Further Assurances.  Borrower shall, at its sole expense, give,
               ------------------
execute, deliver, file and/or record any financing statement, continuation statement, notice, instrument, document, agreement or other papers that may be reasonably necessary or desirable to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Lender to exercise and enforce its rights hereunder with respect to such security interest.

          16. Security Agreement. This Assignment is a "security agreement" within the meaning of the Uniform Commercial Code.

          17.  Cap Seller Notification Letter.  Borrower represents, warrants
               ------------------------------
and covenants that concurrently with the execution of this Assignment, Borrower shall send a notice, in the form of Exhibit A attached hereto, to Cap Seller.
                                    ---------

          18.  Borrower Representations and Warranties.
               ---------------------------------------

               (a) Borrower represents and warrants to Lender that (i) a true and correct copy of the Cap Agreement has been delivered to the Lender and the Cap Agreement has not been amended or modified in any respect, (ii) Borrower has all necessary right, power and authority to enter into the Cap Agreement and perform its obligations thereunder, (iii) Borrower is in compliance with all of the terms and conditions of the Cap Agreement and has performed all of its obligations thereunder, (iv) Borrower has all necessary right, power and authority to make the assignment and grant the security interest herein provided for, (v) Borrower's interest in the Cap Agreement and Cap Agreement Payments is free and clear of any liens or claims in favor of any other person, firm or corporation and (vi) Borrower's only place of business and the only location where Borrower maintains records relating to accounts or the Cap Agreement is
_____________________________.

               (b) Borrower represents and warrants to the Lender that (i) it will not without Lender's prior written consent, request or direct the Cap Seller to pay any Cap Agreement Payments to an account other than the Lockbox Account and (ii) it will not assign, transfer or grant any lien on the Cap Agreement or Cap Agreement Payments.

               (c) The terms and provisions of Section 9.4 of the Loan Agreement are incorporated herein to the same extent and with the same force as if fully set forth herein.

                        [NO FURTHER TEXT ON THIS PAGE]

          IN WITNESS WHEREOF the undersigned have executed this Assignment as of the date first written above.


                                   [BORROWER]



                                   LENDER:

                                   LEHMAN BROTHERS BANK FSB, a federal
                                   stock savings bank


                                   By:  ______________________________
                                        Name:
                                        Title:

                                   EXHIBIT A
                                   ---------

[CAP SELLER]

          Re: [Rate Cap Transaction Agreement/Confirmation] in the notional amount of $__________ dated as of ________, 200_ (the "Cap
               Agreement") between [______________], as cap seller ("Cap Seller") and [______________________] ("Borrower")
                                                       --------

Gentlemen:

          On _______________, 2001, Lehman Brothers Bank FSB, as lender ("Lender") funded a first mortgage loan (the "Loan") to Borrower, as borrower, encumbering _________________. This letter shall constitute notice to Cap Seller that (a) Borrower has granted a security interest in the Cap Agreement in favor of Lender, to secure certain of Borrower's obligations under the Loan and (b) Borrower has agreed not to terminate or amend any of the terms or provisions of the Cap Agreement, except as may be expressly permitted pursuant to the terms of the Cap Agreement, without the prior written consent of Lender.

          Borrower hereby authorizes and directs Cap Seller as of the date hereof to make all payments due Borrower under the Cap Agreement by wire transfer to the following account:

               [Bank's Address]
               Account No.  ___________
               Attention:   ___________
               ABA No.:     ___________

          The instructions set forth herein are not subject to modification or amendment except by written notice executed by Lender only.


                                      Sincerely,

                                      [BORROWER]

ACKNOWLEDGMENT AND AGREEMENT

Cap Seller acknowledges notice of the security interest of Lender and hereby confirms that it will honor the above instructions. Furthermore, the Cap Seller hereby agrees that it shall not amend, modify, or terminate the Cap Agreement, except as may be expressly permitted pursuant to the terms of the Cap Agreement, without the prior written consent of Lender.

[CAP SELLER]


By:  ______________________________
     Name:
     Title:



Dated as of: ___________, 200_

                                   EXHIBIT F

                                  Out-Parcels

                                   EXHIBIT G

Apollo Management IV, L.P.
Apollo Real Estate IV, L.P.
Apollo Investment Fund IV, L.P.
Apollo Overseas Partners IV, L.P.
Apollo Advisors IV, L.P.
Apollo Management IV, L.P.
Apollo Real Estate Investment Fund IV, L.P.
Apollo Real Estate Advisors IV, L.P.
AIF/THL PAH LLC

Beacon Capital Partners, L.P.
BCP Voting, as voting for the Beacon Capital Partners Voting Trust, 1,184,967.83 shares; Beacon Capital Partners, Inc.
Beacon Lodging, Inc.

Thomas H. Lee Equity Fund IV, L.P.
Thomas H. Lee Foreign Fund IV, L.P.
Thomas H. Lee Foreign Fund IV-B, L.P.
THL Equity Advisors IV, LLC
Thomas H. Lee Charitable Investment Limited THL Equity Advisors IV, LLC Thomas H. Lee Charitable Investment Limited Partnership

Thomas H. Lee, and the following parties who are employed by or affiliated with employees of Thomas H. Lee Company:
State Street Bank & Trust Company as Trustee of the 1997 Thomas H. Lee Nominee Trust
David V. Harkins
The 1995 Harkins Gift Trust
Scott A. Schoen
C. Hunter Boll
Sperling Family Limited Partnership
Anthony J. DiNovi
Thomas M. Hagerty
Warren C. Smith, Jr.
Smith Family Limited Partnership
Seth W. Lawry
Kent R. Weldon
Terrence M. Mullen
Todd M. Abbrecht
Charles A. Brizius
Scott Jaeckel
Soren Oberg
Thomas R. Shepherd
Joseph J. Incandela
Wendy L. Masler

Andrew D. Flaster
Robert Schiff Lee 1988 Irrevocable Trust
Stephen Zachary Lee
Charles W. Robins as Custodian for Jesse Lee
Charles W. Robins
James Westra
Adam A. Abramson
Joanne M. Ramos
Wm. Matthew Kelley

Chase Equity Associates, L.P.
CMS Co-Investment Subpartnership
CMS Diversified Partners, L.P.
CMS Co-Investment Partners, L.P.
CMS Co-Investment Partners I-Q, L.P.
CMS Co-Investment Associates, L.P.
CMS 1997 Investment Partners, L.P.
CMS/DP Associates, L.P.
MSPS Co-Investment, Inc.
CMS 1997, Inc.
MSPS/DP, Inc.
CMS 1995, Inc.

CKE Associates LLC
The Ovitz Family Limited Partnership
The Michael and Judy Ovitz Revocable Trust
Michael S. Ovitz

PW Hotel I, LLC
Paine Webber Capital, Inc.

Guayacan Private Equity Fund Limited Partnership
Advent-Morro Equity Partners, Inc.
Venture Management, Inc.
Cyril L. Meduna

Strategic Real Estate Investments I, L.L.C.
Lend Lease Real Estate Investments, Inc.
Rosen Consulting Group, Inc.
Lend Lease Rosen Real Estate Securities, Inc.
Kenneth T. Rosen
The Bonnybrook Trust
The Franklin Trust
The Dartmouth Trust
Alan M. Leventhal

                                   EXHIBIT H


                        Approved San Juan Parking Lease